Prospectus

February 28, 2019, as supplemented June 25, 2019

	Investor Class	Class A	Class C	Class I	Class R
ALPS | Red Rocks Listed Private Equity Fund	LPEFX	LPFAX	LPFCX	LPEIX	LPERX
ALPS | WMC Research Value Fund	AMWYX	AMWAX	AMWCX	AMWIX	N/A
Clough China Fund	CHNAX	CHCAX	CHNCX	CHNIX	N/A
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	JCRAX	JCCSX	JCRCX	JCRIX	N/A
RiverFront Asset Allocation Aggressive	RLTAX	RLAAX	RLTCX	RLFIX	N/A
RiverFront Asset Allocation Growth	RMGAX	RMBAX	RMGCX	RMGIX	N/A
RiverFront Asset Allocation Growth & Income	RLGAX	RAGIX	RLGCX	RLIIX	N/A
RiverFront Asset Allocation Moderate	RMIAX	RMOAX	RMICX	RMIIX	N/A
RiverFront Asset Allocation Income & Growth	RCABX	RCCAX	RCCBX	RCIBX	N/A
ALPS | Kotak India Growth Fund	INDAX	INAAX	INFCX	INDIX	N/A
ALPS | Smith Total Return Bond Fund	SMTRX	SMAMX	SMCHX	SMTHX	N/A
ALPS | Smith Short Duration Bond Fund	SMRSX	SMASX	SMCMX	SMDSX	N/A

An ALPS Advisors Solution

As with all mutual funds, neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Table of

Contents

Summary Sections	1
ALPS | Red Rocks Listed Private Equity Fund	1
ALPS | WMC Research Value Fund	6
Clough China Fund	10
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	15
RiverFront Asset Allocation Aggressive	22
RiverFront Asset Allocation Growth	28
RiverFront Asset Allocation Growth & Income	35
RiverFront Asset Allocation Moderate	41
RiverFront Asset Allocation Income & Growth	47
ALPS | Kotak India Growth Fund	53
ALPS | Smith Total Return Bond Fund	59
ALPS | Smith Short Duration Bond Fund	64
Investment Objectives and Principal Investment Strategies	69
More on Each Fund’s Investments and Related Risks	77
Discussion of Principal and Non-Principal Risks	82
Disclosure of Portfolio Holdings	102
Management	102
The Portfolio Managers	107
Administrator, Distributor and Transfer Agent of the Funds	111
Buying, Exchanging and Redeeming Shares	111
Share Transactions	117
Dividends and Distributions	119
Taxes	119
Financial Highlights	123
Appendix A – Intermediary Sales Charge Waivers and Discounts	A-1
Additional Information About Each Fund	Back Cover

alpsfunds.com

ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND

SUMMARY SECTION

ALPS | Red Rocks Listed Private Equity Fund (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I	Class R
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I	Class R
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.50%
Other Expenses	0.36%	0.38%	0.27%	0.30%	0.22%
Shareholder Services Fees	0.15%	0.15%	None	None	None
Other Fund Expenses	0.21%	0.23%	0.27%	0.30%	0.22%
Acquired Fund Fees and Expenses	0.34%	0.34%	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses(1)	1.80%	1.82%	2.46%	1.49%	1.91%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.80%	1.82%	2.46%	1.49%	1.91%

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(2)

ALPS Advisors, Inc. (the “Adviser”) and Red Rocks Capital LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser and the Sub-Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser and the Sub-Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February

www.alpsfunds.com	1

28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$183	$566	$974	$2,113
Class A Shares	$725	$1,091	$1,480	$2,567
Class C Shares	$349	$766	$1,310	$2,792
Class I Shares	$152	$471	$813	$1,777
Class R Shares	$194	$600	$1,031	$2,230
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$249	$766	$1,310	$2,792

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

The Sub-Adviser selects investments from the Listed Private Equity Company universe, across all market capitalizations, pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

2	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Private Equity Risk. In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

●

Industry Risk. The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk of loss may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

●

Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market and business failure.

Small- and mid-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and mid-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class C shares of the Fund commenced operations on June 30, 2010. The performance shown in the table below for periods prior to June 30, 2010 for Class C shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class C shares, without the effect of any fee and expense limitations or waivers. If Class C shares of the Fund had been available during periods prior to June 30, 2010, the performance shown may have been different. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

www.alpsfunds.com	3

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – June 30, 2009	47.50%
Worst Quarter – September 30, 2011	-26.40%

The Fund’s Investor Class share year-to-date return as of December 31, 2018 was -12.60%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares, Class I shares and Class R shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	-12.60%	3.53%	12.18%
Return After Taxes on Distributions	-13.50%	1.55%	9.75%
Return After Taxes on Distributions and Sale of Fund Shares	-6.80%	2.16%	9.04%
Class A Shares
Return Before Taxes	-17.39%	2.37%	11.57%
Class C Shares
Return Before Taxes	-14.09%	2.83%	11.33%
Class I Shares
Return Before Taxes	-12.40%	3.85%	12.51%
Class R Shares
Return Before Taxes	-12.79%	3.40%	11.95%
MSCI World Index (reflects no deduction for fees, expenses or taxes)*	-8.20%	5.14%	10.29%
Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)**	-14.53%	3.36%	12.95%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Red Rocks Capital LLC is the investment sub-adviser to the Fund.

4	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND

PORTFOLIO MANAGERS

Kirk McCown, Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Fund since March 2017. Andrew Drummond, Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Fund since March 2017. Wyck Brown, Senior Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Fund since March 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors five Classes of shares: Classes Investor, A, C, I and R. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. There is no minimum investment for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	5

SUMMARY SECTION

ALPS | WMC Research Value Fund
(The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.33%	0.37%	0.33%	0.33%
Shareholder Service Fees	None	None	None	None
Other Fund Expenses	0.33%	0.37%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.53%	1.57%	2.28%	1.28%
Fee Waiver and Expense Reimbursement(1)	-0.38%	-0.42%	-0.38%	-0.38%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.15%	1.15%	1.90%	0.90%

(1)

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

6	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | WMC RESEARCH VALUE FUND

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$117	$446	$798	$1,789
Class A Shares	$661	$979	$1,320	$2,279
Class C Shares	$293	$676	$1,185	$2,582
Class I Shares	$92	$368	$665	$1,510
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$193	$676	$1,185	$2,582

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management” or the “Sub-Adviser”) believes are undervalued by the marketplace. The Sub-Adviser may invest in companies with any market capitalization, but will emphasize primarily large capitalization companies.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Value Stocks Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Fund to be undervalued may actually be appropriately priced.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

●

Sector and Securities Selection Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to invest in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for Investor Class shares and Class I shares for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund’s Class A shares and Class I shares (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund’s Class A shares and Class I shares into the Fund’s Investor Class and Class I shares), without the effect of any fee and expense limitations or waivers. If Investor Class shares and Class I shares of the Fund had been available during periods prior to August 29, 2009, the performance shown may have been different. Class C shares of the Fund commenced operations on June 30, 2010. The performance shown for periods prior to June 30, 2010 for Class C shares reflects the performance of the Fund’s Investor Class shares, calculated using the fees and expenses of Class C shares, without the effect of any fee and expense limitations or waivers. If Class C shares of the Fund had been available during periods prior to June 30, 2010, the performance shown may have been different. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial

www.alpsfunds.com	7

share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – June 30, 2009	16.57%
Worst Quarter – September 30, 2011	-18.12%

The Fund’s Investor Class Share year-to-date return as of December 31, 2018 was -10.50%.

After-tax returns are calculated using distributions for the Activa Mutual Funds Trust – Activa Fund – Class A shares for periods prior to August 29, 2009. If Investor Class shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	-10.50%	4.13%	9.86%
Return After Taxes on Distributions	-17.45%	-0.29%	7.38%
Return After Taxes on Distributions and Sale of Fund Shares	-7.74%	1.90%	7.35%
Class A Shares
Return Before Taxes	-15.39%	2.96%	9.24%
Class C Shares
Return Before Taxes	-11.96%	3.35%	9.05%
Class I Shares
Return Before Taxes	-10.27%	4.40%	10.15%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)*	-8.27%	5.95%	11.18%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)**	-4.38%	8.49%	13.12%

8	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | WMC RESEARCH VALUE FUND

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Wellington Management Company LLP is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Mary L. Pryshlak, CFA, Senior Managing Director and Director of Global Industry Research has managed the Fund since January 2018.

Jonathan G. White, CFA, Managing Director, and Director, Research Portfolios has managed the Fund since January 2018.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Classes Investor, A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	9

SUMMARY SECTION

Clough China Fund (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees	1.35%	1.35%	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.50%	0.62%	0.50%	0.51%
Shareholder Services Fees	None	None	None	None
Other Fund Expenses	0.50%	0.62%	0.50%	0.51%
Total Annual Fund Operating Expenses	2.10%	2.22%	2.85%	1.86%
Fee Waiver and Expense Reimbursement(1)	(0.15%)	(0.27%)	(0.15%)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.95%	1.95%	2.70%	1.70%

(1)

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.70% for Class I shares, 1.95% for Investor Class and Class A shares, and 2.70% for Class C shares through February 28, 2020. During such period, the Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue the arrangements described above prior to the dates described above without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees.

10	Prospectus | February 28, 2019, as supplemented June 25, 2019

CLOUGH CHINA FUND

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$198	$643	$1,114	$2,416
Class A Shares	$737	$1,181	$1,650	$2,941
Class C Shares	$373	$869	$1,489	$3,161
Class I Shares	$173	$569	$990	$2,164
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$273	$869	$1,489	$3,161

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

●	are organized under the laws of China or Hong Kong;
●	are primarily traded on the China or Hong Kong exchanges; or
●	derive at least 50% of their revenues from business activities in China or Hong Kong, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds (“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

In addition, in order to gain exposure to certain issuers organized under the laws of China or Hong Kong, the Fund may invest in derivative instruments, which may include swaps, futures, options or participatory notes.

The Fund is non-diversified.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Geographic Risk. Investing in China or Hong Kong involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

In order to gain exposure to certain issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers.

●

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

www.alpsfunds.com	11

●

Non-Diversification Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value and total return than a diversified fund.

●

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

●

Industry and Sector Risk. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries or sectors. Although the Fund does not intend to invest in a particular industry or sector, the Fund may, from time to time, emphasize investments in one or more industries or sectors.

●

Small – to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

●

Government Relationship Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

●

Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for Investor Class Shares, Class C Shares and Class I Shares for periods prior to January 15, 2010, reflects the performance of the Old Mutual Funds Trust I - Old Mutual China Fund’s Class A Shares, Class C Shares and Class I Shares (as result of a prior reorganization of Old Mutual China Fund’s Class A Shares, Class C Shares and Class I Shares into the Fund’s Investor Class Shares, Class C Shares and Class I Shares), without the effect of any fee and expense limitations or waivers. If Investor Class Shares, Class C Shares and Class I Shares of the Fund had been available during periods prior to January 15, 2010, the performance shown may have been different. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

12	Prospectus | February 28, 2019, as supplemented June 25, 2019

CLOUGH CHINA FUND

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – June 30, 2009	26.82%
Worst Quarter – September 30, 2011	-20.55%

The Fund’s Investor Class Share year-to-date return as of December 31, 2018 was -23.56%.

After-tax returns are calculated using distributions for the Old Mutual China Fund – Class A Shares for periods prior to January 15, 2010. If Investor Class Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class Shares of the Fund. After-tax returns for Class A Shares, C Shares and Class I Shares will vary from those shown for Investor Class Shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	-23.56%	-0.40%	7.63%
Return After Taxes on Distributions	-25.01%	-1.01%	7.27%
Return After Taxes on Distributions and Sale of Fund Shares	-12.93%	-0.25%	6.26%
Class A Shares
Return Before Taxes	-27.79%	-1.53%	7.02%
Class C Shares
Return Before Taxes	-24.81%	-1.16%	6.80%
Class I Shares
Return Before Taxes	-23.37%	-0.09%	7.98%
Morgan Stanley Capital International (MSCI) China Index (reflects no deduction for fees, expenses or taxes)	-18.88%	4.65%	8.26%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Clough Capital Partners LP is the investment sub-adviser to the Fund.

www.alpsfunds.com	13

PORTFOLIO MANAGERS

Charles I. Clough, Jr., Chief Executive Officer and Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since November 2017. Anupam Bose, a Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since November 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Classes Investor, A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

14	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | CORECOMMODITY MANAGEMENT COMPLETECOMMODITIES STRATEGY FUND

SUMMARY SECTION

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to maximize real returns, consistent with prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees(1)	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.35%	0.38%	0.20%	0.28%
Shareholder Services Fees	0.15%	0.15%	None	None
Other Fund Expenses	0.20%	0.23%	0.20%	0.28%
Total Annual Fund Operating Expenses(2)	1.45%	1.48%	2.05%	1.13%
Fee Waiver and Expense Reimbursement(3)	None	(0.03%)	None	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.45%	1.45%	2.05%	1.13%

(1)

The Fund intends to invest a portion of its assets in a wholly owned Cayman subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with ALPS Advisors, Inc. (the “Adviser”), and a separate sub-advisory agreement with CoreCommodity Management, LLC, the Subsidiary’s investment sub-adviser and the Fund’s investment sub-adviser (the “Sub-Adviser”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays its investment adviser, ALPS Advisors, Inc., for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser for services provided to the Fund in an amount equal to the sub-advisory fee it receives from the Adviser for services provided to the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(3)

Pursuant to a written agreement (the “Expense Agreement”), the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Investor Class and Class A shares), 1.05% (for Class C shares) and 1.15% (for Class I shares) of average daily net assets through February 28, 2020. The Adviser has agreed to reduce its fee to the extent that the Sub-Adviser is required to waive its management fee under the agreement described above. The Sub-Adviser will be permitted to recapture, on a class-by- class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver

www.alpsfunds.com	15

and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. This waiver may not be terminated prior to February 28, 2020 without approval by the Board of the Fund.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$148	$459	$792	$1,733
Class A Shares	$689	$989	$1,310	$2,217
Class C Shares	$308	$642	$1,103	$2,376
Class I Shares	$115	$359	$622	$1,373
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$208	$642	$1,103	$2,376

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its investment objective by investing, under normal circumstances, directly or indirectly in a combination of commodity-related equity securities (“Commodity Equity Investments”) and commodity futures-linked derivative instruments (“Commodity Investments”) and thereby obtaining exposure to the commodity markets. CompleteCommodities®, as developed by CoreCommodity Management, LLC (the “Sub-Adviser”), is an investment approach that actively combines Commodity Investments and Commodity Equity Investments.

●

Commodity Investments are investments in commodity futures contracts, commodity swaps, options on commodity futures, commodity-linked notes and may at times include direct or indirect investments in physical commodities.

●	Commodity Equity Investments are generally investments in companies primarily engaged in the production and distribution of commodities and commodity-related products.

With respect to the Commodity Equity Investments portion of its portfolio, the Fund seeks to invest in a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The Sub-Adviser utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. The Fund may purchase American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or enter into derivative instruments based on the Commodity Equity Investments. The Fund may also from time to time purchase or sell common stock, preferred stock, convertible securities and ETFs.

With respect to the Commodity Investments portion of its portfolio, the Fund seeks to gain exposure to the commodity markets through the use of Commodity Investments. Commodity Investments in which the Fund may invest, either directly and/or indirectly through a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), include, but are not limited to, commodity futures contracts, commodity swaps, options on commodity futures and commodity-linked notes. The Fund may also from time to time invest in ETFs and master limited partnerships.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the

16	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | CORECOMMODITY MANAGEMENT COMPLETECOMMODITIES STRATEGY FUND

Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Fund and the Subsidiary are advised by the Adviser and Sub-Adviser.

The Fund complies with applicable investment policies on an aggregate basis with the Subsidiary. The Subsidiary complies with the provisions of the federal securities laws relating to affiliated transactions and custody. The engagement and retention of the advisers to the Subsidiary comply with the initial approval and renewal requirements of the federal securities laws.

The Fund and/or the Subsidiary may invest without limit in investment grade fixed-income securities of varying maturities, including U.S. Treasuries, U.S. Treasury inflation-protected securities (“TIPS”), other U.S. and foreign government securities, corporate bonds and notes, and affiliated and unaffiliated money market funds, to collateralize its Commodity Investments and other derivative exposure on a day-to-day basis.

The Sub-Adviser will use its discretion to determine the percentage of the Fund’s assets allocated to each of the Commodity Equity Investments and Commodity Investments portions of the Fund’s portfolio. Generally, at least 20% of the Fund’s investments, either directly or indirectly through the Subsidiary, will be allocated to each respective portion of the portfolio; provided, however, that at times the Sub-Adviser may choose to lower this minimum exposure level and give greater emphasis to Commodity Equity Investments or Commodity Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends. Generally, the Sub-Adviser will take various factors into account in allocating the assets of the Fund between the Commodity Equity Investments and Commodity Investments portions of its portfolio, including, but not limited to:

●	results of proprietary quantitative models developed by the Sub-Adviser;
●	Commodity Investments relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and
●	other market conditions.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Commodity Risk. The Fund’s investments in Commodity Equity Investments and Commodity Investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion of their principal value. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political, economic, geographical or financial events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds and expectation among market participants that a commodity’s value will soon change. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund.

●

Derivatives Risk. The use of Commodity Investments and other derivative instruments by the Fund involves risks that are different from, and in many cases greater than, the risk associated with investing in securities. A derivative will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more commodities, securities, currencies or indices. Even a small investment in derivative contracts can have a large impact on the Fund’s market, commodity, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining

www.alpsfunds.com	17

markets. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

●

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund. The Fund may also enter into arrangements with a third-party futures commission merchant or other counterparty pursuant to which such other party undertakes to assume the Fund’s obligations with respect to physically-settled transactions under certain circumstances. A counterparty’s failure to assume such obligations may result in the Fund having to deliver, or accept delivery of, commodities, which could have a materially adverse impact on the Fund’s operations and returns.

●

Risks of Investing in Commodity Investments. The value of Commodity Investments may be affected by changes discussed above under “Commodity Risk.” The physical commodities underlying the Commodity Investments from time to time may be heavily concentrated in a limited number of sectors, particularly agriculture, base/industrial metals, energy and precious metals. Concentration in a limited number of sectors may result in a greater degree of volatility. The value of Commodity Investments is expected to rise or fall in response to changes in the underlying commodity or related index. A highly liquid secondary market may not exist for certain Commodity Investments, and there can be no assurance that one will develop. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

●

Risks of Investing in Commodity Swaps. The Fund (whether directly or through the Subsidiary) may invest in swap agreements to seek to enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

●

Risks of Investing in Commodity Futures and Options. The Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets could subject the Fund’s portfolio to certain risks. CoreCommodity’s expectations of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used.

Other risks inherent in the Fund’s use of futures and options (which may be options on securities or options on futures) include, for example, the possible less-than-full correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. For example, sale of call options may result in Fund underperformance and/or underperformance relative to other strategies managed by CoreCommodity in periods of general positive market performance. Conversely, sale of uncovered put options may exacerbate Fund losses in periods of general negative market performance. Over-the-counter (“OTC”) options subject the Fund to the risk that a counterparty may default on its obligations.

●

Risks of Investing in Commodity-Linked Notes. In addition to commodity risk and general derivatives risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. The lack of a secondary market may make it difficult for the Fund to sell the notes. In addition, an issuer could become bankrupt or otherwise fail to pay.

●

Risk of Investing in Commodity Pooled Investment Vehicles. The Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded

18	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | CORECOMMODITY MANAGEMENT COMPLETECOMMODITIES STRATEGY FUND

by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies.

●

Equity Risk. The values of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. The Fund invests in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors and does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

●

Small- to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

●

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. In addition, the Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund.

●

Tax Risk. The Fund intends to treat its income from Commodity Investments and the Subsidiary as qualifying income. The tax treatment of income from Commodity Investments and income from the Subsidiary is not certain under current law, and may be adversely affected by changes in legislation, regulations or other legally binding authority. If the income of the Fund from Commodity Investments or the Subsidiary were treated as nonqualifying income for a regulated investment company (“RIC”), the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund level.

●

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

●

Interest Rate Risk. The fixed-income securities in which the Fund may invest may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the Fund’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

●

Risks of Investing in Inflation-Protected Securities. The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS and vice versa. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

●

Risk of Investing in Other Investment Companies. To the extent the Fund invests in other investment companies, such as ETFs, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely

www.alpsfunds.com	19

affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Currency Risk. The risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.

●

Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

●

Options Risk. The price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing put options on individual securities, stock indexes and ETFs, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over the-counter options expose the Fund to counterparty risk.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – March 31, 2011	11.14%
Worst Quarter – September 30, 2015	-16.38%

The Fund’s Investor Class share year-to-date return as of December 31, 2018 was -14.53%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

20	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | CORECOMMODITY MANAGEMENT COMPLETECOMMODITIES STRATEGY FUND

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (June 29, 2010)
Investor Class Shares
Return Before Taxes	-14.53%	-7.67%	-2.89%
Return After Taxes on Distributions	-15.50%	-8.07%	-3.66%
Return After Taxes on Distributions and Sale of Fund Shares	-8.49%	-5.74%	-2.22%
Class A Shares
Return Before Taxes	-19.23%	-8.71%	-3.54%
Class C Shares
Return Before Taxes	-15.88%	-8.26%	-3.48%
Class I Shares
Return Before Taxes	-14.32%	-7.43%	-2.63%
Thomson Reuters / CoreCommodity CRB TR Index (reflects no deduction for fees, expenses or taxes)*	-10.66%	-8.92%	-4.32%
Bloomberg Commodity Total Return Index (reflects no deduction for fees, expenses or taxes)**	-11.25%	-8.80%	-5.10%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and CoreCommodity Management, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Robert B. Hyman, Senior Vice President of CoreCommodity Management, LLC, has been the portfolio manager of the Fund and the Cayman Subsidiary since they commenced trading operations in June 2010 (and co-portfolio manager from May 2012 to July 2015).

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Classes Investor, A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	21

SUMMARY SECTION

RiverFront Asset Allocation Aggressive (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees(1)	None	None	None	None
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Total Other Expenses	0.25%	0.25%	0.25%	0.25%
Shareholder Services Fees	None	None	None	None
Other Expenses	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses(2)	1.05%	1.05%	1.80%	0.80%

(1)

Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$107	$334	$579	$1,281
Class A Shares	$651	$866	$1,097	$1,761
Class C Shares	$283	$566	$974	$2,113
Class I Shares	$82	$255	$444	$989
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$183	$566	$974	$2,113

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

22	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION AGGRESSIVE

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 200% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 100% to equities and 0% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined objective of long-term growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may be up to 80%/20% instead of the 100%/0% target. The portfolio is built around a strategic allocation which allocates the portfolio’s investments into large, small, and mid-cap equities, and which may include international equities (including emerging markets). During periods of heightened market uncertainty the Fund may hold fixed income RiverFront ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in the First Trust RiverFront Dynamic Developed International ETF.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To

www.alpsfunds.com	23

seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

●

ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

●

Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

●

Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

●

Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

●

Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

●

Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

●

Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

●

Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

●

Conflicts of Interest Risks. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

24	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION AGGRESSIVE

●

High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

●

Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

●

Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of an underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

●

Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

●

Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund or an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

●

Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

●

Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws,

www.alpsfunds.com	25

regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for periods prior to September 27, 2010 reflects the performance of the RiverFront Long-Term Growth Fund, a series of Baird Funds, Inc., as a result of a prior reorganization of the Baird Funds - RiverFront Long-Term Growth Fund into the Fund, without the effect of any fee and expense limitations or waivers. If the Fund’s shares had been available during the periods shown, the performance shown may have been lower. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – March 31, 2012	10.66%
Worst Quarter – September 30, 2011	-19.32%

The Fund’s Investor Class share year-to-date return as of December 31, 2018, was -16.19%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (October 28, 2008)
Investor Class Shares
Return Before Taxes	-16.19%	1.27%	4.83%
Return After Taxes on Distributions	-21.28%	-1.07%	2.66%
Return After Taxes on Distributions and Sale of Fund Shares	-6.33%	0.75%	3.50%
Class A Shares
Return Before Taxes	-20.80%	0.14%	6.65%
Class C Shares
Return Before Taxes	-17.46%	0.51%	4.05%
Class I Shares
Return Before Taxes	-15.99%	1.52%	5.08%
MSCI ACWI (All Country World Index) (reflects no deduction for fees, expenses or taxes)*	-9.42%	4.26%	9.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)**	-4.38%	8.49%	12.50%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

26	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION AGGRESSIVE

PORTFOLIO MANAGERS

Michael Jones, CFA of RiverFront Investment Group, LLC, has been a lead portfolio manager of the Fund since its inception in October 2008. Kevin Nicholson, CFA, has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

Effective March 31, 2019, Mr. Jones will no longer serve as a portfolio manager, and Rebecca Felton, Chief Risk Officer of RiverFront will join the portfolio management team of the Fund.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors six Classes of shares, only Investor Class and Classes A, C and I are offered in this prospectus. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	27

SUMMARY SECTION

RiverFront Asset Allocation Growth (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to provide high total investment return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees(1)	None	None	None	None
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.25%	0.25%	0.25%	0.25%
Shareholder Services Fees	None	None	None	None
Total Other Expenses	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.53%	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses(2)	1.03%	1.03%	1.78%	0.78%

(1)

Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$105	$328	$568	$1,258
Class A Shares	$649	$860	$1,087	$1,739
Class C Shares	$281	$560	$964	$2,092
Class I Shares	$80	$249	$433	$965
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$181	$560	$964	$2,092

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

28	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION GROWTH

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 210% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objective of high total investment return (which the Fund regards as the combination of capital appreciation and investment income) by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 80% to equities and 20% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined objective of growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 60%/40% to 100%/0% instead of the 80%/20% target. The Fund’s portfolio is typically built around a long-term strategic allocation which divides the Fund’s investments into large cap, small cap, mid-cap equities; international equities (including emerging markets); and fixed income securities. The Fund will normally feature a larger allocation to equity ETFs and a smaller allocation to fixed income ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in the First Trust RiverFront Dynamic Developed International ETF.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the

www.alpsfunds.com	29

effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

●

ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

●

Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

●

Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

●

Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

●

Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of an underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

●

Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of an underlying ETF’s portfolio and its income.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk). Ultimately, any unexpected behavior in interest rates could increase the volatility of an underlying ETF’s share price and yield and could hurt performance. Prepayments could also create capital gains tax liability in some instances.

●

Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

●	Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization”

30	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION GROWTH

differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

●

Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

●

High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

●

Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

●

Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

●

Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

●

Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

●

Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

●	Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at

www.alpsfunds.com	31

a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

●

Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

32	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION GROWTH

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – March 31, 2012	8.63%
Worst Quarter – September 30, 2011	-16.39%

The Fund’s Investor Class share year-to-date return as of December 31, 2018 was -13.57%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (August 2, 2010)
Investor Class Shares
Return Before Taxes	-13.57%	1.59%	4.80%
Return After Taxes on Distributions	-17.92%	-0.23%	3.46%
Return After Taxes on Distributions and Sale of Fund Shares	-5.31%	1.00%	3.58%
Class A Shares
Return Before Taxes	-18.37%	0.45%	4.10%
Class C Shares
Return Before Taxes	-14.90%	0.82%	4.03%
Class I Shares
Return Before Taxes	-13.38%	1.83%	5.05%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)*	-9.42%	4.26%	7.43%
80% MSCI ACWI and 20% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	-7.45%	4.02%	6.62%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	0.01%	2.52%	2.69%

*	Broad-based securities market index.

**	Additional index.

www.alpsfunds.com	33

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA of RiverFront Investment Group, LLC has been a lead portfolio manager of the Fund since its inception in August 2010. Kevin Nicholson, CFA has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

Effective March 31, 2019, Mr. Jones will no longer serve as a portfolio manager, and Rebecca Felton, Chief Risk Officer of RiverFront will join the portfolio management team of the Fund.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Investor Class and Classes A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or Section 199A dividends,, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

34	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION GROWTH & INCOME

SUMMARY SECTION

RiverFront Asset Allocation Growth & Income (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees(1)	None	None	None	None
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.25%	0.25%	0.25%	0.25%
Shareholder Services Fees	None	None	None	None
Total Other Expenses	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.51%	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses(2)	1.01%	1.01%	1.76%	0.76%

(1)

Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$103	$321	$558	$1,235
Class A Shares	$647	$854	$1,077	$1,717
Class C Shares	$279	$554	$954	$2,070
Class I Shares	$78	$243	$422	$942
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$179	$554	$954	$2,070

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

www.alpsfunds.com	35

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 224% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 70% to equities and 30% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, while also seeking to manage risk through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global equities generally. The Fund will typically have a substantial allocation to RiverFront ETFs which have exposure to dividend paying stocks; therefore, investors in this Fund should be able to assume a certain degree of portfolio volatility. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 50%/50% to 90%/10% instead of the 70%/30% target. The Fund is expected to invest between 50% and 90% of its assets primarily in RiverFront ETFs with exposure to a globally diversified basket of equities (which may include securities of issuers located in emerging markets). The balance of the Fund is expected to be invested primarily in various other income-paying RiverFront ETFs, the assets of which may include corporate debt. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in the First Trust RiverFront Dynamic Developed International ETF.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser

36	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION GROWTH & INCOME

or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

●

ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

●

Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

●

Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

●

Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

●

Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

●

Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the underlying ETF’s portfolio and its income.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk). Ultimately, any unexpected behavior in interest rates could increase the volatility of an underlying ETF’s share price and yield and could hurt performance. Prepayments could also create capital gains tax liability in some instances.

●

Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

●

Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less

www.alpsfunds.com	37

predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

●

Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

●

High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

●

Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

●

Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

●

Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

●

Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

●

Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund or an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

●

Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities

38	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION GROWTH & INCOME

or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

●

Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – December 31, 2011	8.49%
Worst Quarter – September 30, 2011	-13.71%

The Fund’s Investor Class share year-to-date return as of December 31, 2018 was -11.31%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

www.alpsfunds.com	39

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (August 2, 2010)
Investor Class Shares
Return Before Taxes	-11.31%	2.62%	5.71%
Return After Taxes on Distributions	-14.86%	0.95%	4.37%
Return After Taxes on Distributions and Sale of Fund Shares	-4.56%	1.78%	4.28%
Class A Shares
Return Before Taxes	-16.20%	1.47%	5.01%
Class C Shares
Return Before Taxes	-12.77%	1.84%	4.91%
Class I Shares
Return Before Taxes	-11.13%	2.87%	5.97%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)*	-9.42%	4.26%	7.43%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	0.01%	2.52%	2.69%
70% MSCI ACWI and 30% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	-6.48%	3.87%	6.18%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA of RiverFront Investment Group, LLC has been a lead portfolio manager of the Fund since its inception in August 2010. Kevin Nicholson, CFA has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

Effective March 31, 2019, Mr. Jones will no longer serve as a portfolio manager, and Rebecca Felton, Chief Risk Officer of RiverFront will join the portfolio management team of the Fund.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Investor Class and Classes A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

40	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION MODERATE

SUMMARY SECTION

RiverFront Asset Allocation Moderate (The “Fund”)

INVESTMENT OBJECTIVE

The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees(1)	None	None	None	None
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.25%	0.25%	0.25%	0.25%
Shareholder Services Fees	None	None	None	None
Total Other Expenses	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.43%	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses(2)	0.93%	0.93%	1.68%	0.68%

(1)

Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$95	$296	$514	$1,142
Class A Shares	$640	$830	$1,036	$1,629
Class C Shares	$271	$529	$912	$1,984
Class I Shares	$69	$218	$379	$846
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$171	$529	$912	$1,984

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

www.alpsfunds.com	41

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 209% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 50% to equities and 50% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed for investors seeking current income and the potential for increased income over time by providing exposure to both equity and fixed income investments consistent with a level of risk that the Sub-Adviser believes would typically be appropriate for the diverse needs of groups of employee retirement plan participants as a whole. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 30%/70% to 70%/30% instead of the 50%/50% target. The Fund is expected to invest between 30% and 70% of its net assets to ETFs with exposure to a globally diversified basket of equities. Special focus will be placed on identifying and investing in RiverFront ETFs that invest in dividend paying equity securities. The balance of the Fund’s assets (typically between 70% and 30%) is expected to be invested primarily in ETFs with exposure to corporate debt securities and which receive, and pay, income from such securities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund’s allocations to the various global equity and debt markets (which may include exposure to securities of issuers in emerging markets) will generally be determined by RiverFront’s assessment of the growth potential presented by these markets, with the relative attractiveness of the market from a valuation perspective being a primary determinant of growth potential. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over or under-valued. These strategies may result in high portfolio turnover and portfolio volatility. The Fund seeks to avoid what it regards as prolonged overemphasis in any particular asset class while balancing the ability to adjust allocations in response to momentum shifts.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in each of the RiverFront Dynamic Core Income ETF and the RiverFront Dynamic US Dividend Advantage ETF.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs

42	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION MODERATE

could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

●

ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

●

Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

●

Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

●

Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

●

Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

●

Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the underlying ETF’s portfolio and its income.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk). Ultimately, any unexpected behavior in interest rates could increase the volatility of an underlying ETF’s share price and yield and could hurt performance. Prepayments could also create capital gains tax liability in some instances.

●

Style Investing Risk. To the extent an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

www.alpsfunds.com	43

●

Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

●

Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

●

High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell.

●

Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

●

Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

●

Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

●

Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

●

Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund or an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

44	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION MODERATE

●

Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

●

Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – December 31, 2011	6.36%
Worst Quarter – December 31, 2018	-9.29%

The Fund’s Investor Class share year-to-date return as of December 31, 2018 was -7.31%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

www.alpsfunds.com	45

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (August 2, 2010)
Investor Class Shares
Return Before Taxes	-7.31%	2.64%	4.86%
Return After Taxes on Distributions	-11.19%	0.64%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	-2.16%	1.70%	3.50%
Class A Shares
Return Before Taxes	-12.39%	1.48%	4.16%
Class C Shares
Return Before Taxes	-8.79%	1.87%	4.08%
Class I Shares
Return Before Taxes	-7.06%	2.90%	5.12%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	-4.38%	8.49%	12.32%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	0.01%	2.52%	2.69%
50% S&P 500® and 50% Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	-1.90%	5.65%	7.62%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA of RiverFront Investment Group, LLC has been a lead portfolio manager of the Fund since its inception in August 2010. Kevin Nicholson, CFA has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

Effective March 31, 2019, Mr. Jones will no longer serve as a portfolio manager, and Rebecca Felton, Chief Risk Officer of RiverFront will join the portfolio management team of the Fund.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Investor Class and Classes A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

46	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION INCOME & GROWTH

SUMMARY SECTION

RiverFront Asset Allocation Income & Growth (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to provide current income and potential for that income to grow over time.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees(1)	None	None	None	None
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.25%	0.25%	0.25%	0.25%
Shareholder Services Fees	None	None	None	None
Total Other Expenses	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses(2)	0.90%	0.90%	1.65%	0.65%

(1)

Pursuant to the Fund’s advisory and sub-advisory agreements, neither the Adviser nor the Sub-Adviser receives a management fee from the Fund. However, the Sub-Adviser and the Adviser will indirectly derive management fees to the extent the Fund invests in an ETF or other fund managed by the Sub-Adviser and/or the Adviser, as applicable.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$92	$297	$520	$1,161
Class A Shares	$637	$823	$1,024	$1,603
Class C Shares	$268	$520	$896	$1,952
Class I Shares	$66	$208	$362	$810
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$168	$520	$896	$1,952

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

www.alpsfunds.com	47

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 219% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) seek to achieve the Fund’s investment objectives by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 30% to equities and 70% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 10%/90% to 50%/50% instead of the 30%/70% target. The Fund is expected to invest between 50% and 90% of its assets in various fixed-income ETFs with exposure to high- and low-grade corporate debt. The balance of the Fund’s assets (typically between 10% and 50%) will be invested primarily in ETFs featuring a diversified basket of equities, low-grade debt (including “junk bonds”), or both. Special focus will be placed on ETFs with dividend-paying equities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Securities held by the RiverFront ETFs may include securities of issuers organized, located, or doing business in countries other than the United States (certain of which may be countries typically identified as emerging markets). The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, and under normal market conditions is expected to be implemented through investments primarily in RiverFront ETFs. RiverFront may, based on the Sub-Adviser’s assessments of market conditions, periodically and tactically depart from the Fund’s targeted long-term strategic allocations when a certain asset class appears to be over- or under-valued.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in the RiverFront Dynamic Core Income ETF.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Affiliated ETF Risk. The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which

48	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION INCOME & GROWTH

the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

●

ETF Investment Risk. Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

●

Allocation Risk. The performance of the Fund will depend largely on the investment decisions of RiverFront as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments may prove to be wrong from time to time or for extended periods of time and the Fund may lose money.

●

Active Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

●

Sector and Securities Selection Risk. The performance of an underlying ETF is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

●

Interest Rate Risk. The fixed-income securities in which an underlying ETF may invest may be of any credit quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the underlying ETF’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

●

Credit Risk. The companies in which an underlying ETF may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the underlying ETF’s portfolio and its income.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk). Ultimately, any unexpected behavior in interest rates could increase the volatility of an underlying ETF’s share price and yield and could hurt performance. Prepayments could also create capital gains tax liability in some instances.

●

Style Investing Risk. To the extent the Fund or an underlying ETF focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

●

Small-Cap Stock Risk. An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources

www.alpsfunds.com	49

and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

●

Mid-Cap Stock Risk. An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

●

Large-Cap Stock Risk. An underlying ETF’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

High Yield Securities Risk. An underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell.

●

Limited Investments Risk. The Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

●

Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by the Fund.

●

Non-U.S. Securities Risk. Non-U.S. securities, in which an underlying ETF could invest, are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Emerging Markets Risk. An underlying ETF may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which an underlying ETF invests.

●

Income Generation Risk. An underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the underlying ETF’s ability to meet its stated investment objective.

●

Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund or an underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

●	Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at

50	Prospectus | February 28, 2019, as supplemented June 25, 2019

RIVERFRONT ASSET ALLOCATION INCOME & GROWTH

a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

●

Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – December 31, 2013	3.80%
Worst Quarter – December 31, 2018	-5.37%

The Fund’s Investor Class share year-to-date return as of December 31, 2018 was -4.92%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

www.alpsfunds.com	51

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (September 4, 2012)
Investor Class Shares
Return Before Taxes	-4.92%	1.89%	3.16%
Return After Taxes on Distributions	-7.23%	0.70%	1.95%
Return After Taxes on Distributions and Sale of Fund Shares	-1.96%	1.15%	2.09%
Class A Shares
Return Before Taxes	-10.16%	0.75%	2.25%
Class C Shares
Return Before Taxes	-6.49%	1.13%	2.39%
Class I Shares
Return Before Taxes	-4.58%	2.15%	3.41%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	0.01%	2.52%	1.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)**	-4.38%	8.49%	11.86%
30% S&P 500® and 70% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	-1.06%	4.43%	4.80%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund, and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA, of RiverFront has been a lead portfolio manager of the Fund since its inception in September 2012. Kevin Nicholson, CFA has been a lead portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018.

Effective March 31, 2019, Mr. Jones will no longer serve as a portfolio manager, and Rebecca Felton, Chief Risk Officer of RiverFront will join the portfolio management team of the Fund.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Investor Class and Classes A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

52	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | KOTAK INDIA GROWTH FUND

SUMMARY SECTION

ALPS | Kotak India Growth Fund
(The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	1.37%	1.66%	1.26%	1.23%
Shareholder Services Fees	0.15%	0.15%	None	None
Other Fund Expenses	1.22%	1.51%	1.26%	1.23%
Total Annual Fund Operating Expenses	2.87%	3.16%	3.51%	2.48%
Fee Waiver and Expense Reimbursement(1)	(0.87%)	(1.16%)	(0.91%)	(0.88%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.00%	2.00%	2.60%	1.60%

(1)

ALPS Advisors, Inc. (the “Adviser”) has agreed to waive and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser and the Sub-Adviser will be permitted to recapture, on a class- by-class basis, expenses they have borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Expense Agreement may not be terminated or modified prior to February 28, 2020 except with the approval of the Fund’s Board of Trustees.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February

www.alpsfunds.com	53

28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$203	$807	$1,436	$3,128
Class A Shares	$742	$1,368	$2,017	$3,746
Class C Shares	$363	$992	$1,743	$3,718
Class I Shares	$163	$688	$1,241	$2,746
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$263	$992	$1,743	$3,718

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

●	are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India;
●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
●	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes.

The Fund may invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio. For details on status of the investments through Portfolio, please refer to the SAI.

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

The Fund complies with applicable investment policies on an aggregate basis with the Portfolio. The Portfolio complies with the provisions of the federal securities laws relating to affiliated transactions and custody. The engagement and retention of the advisers to the Portfolio comply with the initial approval and renewal requirements of the federal securities laws.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

●	that are sector leaders and enjoy leadership in their respective segments;
●	that are strong asset plays;
●	that are expected to witness operational and financial improvement due to positive swing in their business cycles;
●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
●	that are expected to create and deliver long-term value due to innovation and IPR development; and

54	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | KOTAK INDIA GROWTH FUND

●	display the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may hold a substantial portion of its investment in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

●

Micro-, Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in micro-capitalization, small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Geographic Risk. A focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

●

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Indian Financials Sector Risk. The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian

www.alpsfunds.com	55

financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

●

India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

●

Investment into India from Mauritius. The Fund may be fully or partially invested in the Portfolio. The Portfolio, which invests in the securities of Indian companies, was formed in the Republic of Mauritius and has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), and the provisions of the Treaty as amended by Protocol dated May 10, 2016. Under Section 90(2) of the Act, the Act’s provisions would apply only to the extent that they are more beneficial to the Portfolio than the provisions of the Treaty. Circular No. 789 dated April 13, 2000 and issued by the Central Board of Direct Taxes of India states that a certificate of residence validly issued by the Mauritian Authorities, constitutes sufficient evidence to establish residence as well as beneficial ownership for applying the Treaty.

Further, under Section 90 of the Act, to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal will be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under the provisions of the Treaty which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

The Treaty has been amended, whereby India shall have the right to tax capital gains arising to a Mauritian resident on the sale of shares of Indian companies acquired on or after April 1, 2017. A two-year transition period has been provided i.e. for acquisitions and disposals during the period beginning from April 1, 2017 and up to March 31, 2019, during which capital gains will be taxable at 50% of the applicable tax rate subject to certain substance and expenditure linked conditions. Capital gains from sale of other capital assets shall continue to be exempt under the Treaty.

If the Portfolio chooses not to take any Treaty benefits it would be subject to tax in India at 100% of the applicable rate of domestic tax in India.

●

Tax Residence in India. Under the Act, an entity is deemed to have its ‘place of effective management’ (“POEM”) in India if key management and commercial decisions that are necessary for the conduct of the business of that entity as a whole are, in substance, made in India. In case a foreign company like the Portfolio or the Fund is treated to have its POEM in India, there is a risk of it being treated as a tax resident of India in which case its worldwide income could be taxed in India.

●

General Anti Avoidance Rule (“GAAR”). General Anti Avoidance Rule (“GAAR”) - The GAAR-related provisions of the Act is effective from April 1, 2017. As per GAAR, in the event a transaction/arrangement is determined as being an ‘impermissible avoidance

56	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | KOTAK INDIA GROWTH FUND

arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. GAAR will not apply in certain cases including where treaty benefits are not being availed or on investments made before April 1, 2017. However if the Indian tax authorities were to apply GAAR to the Portfolio, it could have an adverse impact on the taxability of the Fund and the returns to the Investors.

●

Mauritius Portfolio Risk. By investing in the Portfolio, the Fund is indirectly exposed to the risks associated with the Portfolio’s investments. The Portfolio is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States, India and/or Mauritius, could result in the inability of the Fund and/or the Portfolio to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund. The investments held by the Portfolio generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – March 31, 2012	24.09%
Worst Quarter – December 31, 2016	-9.41%

The Fund’s Investor Class share year-to-date return as of December 31, 2018 was -12.46%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

www.alpsfunds.com	57

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (February 14, 2011)
Investor Class Shares
Return Before Taxes	-12.46%	12.68%	6.43%
Return After Taxes on Distributions	-13.80%	11.01%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	-6.50%	9.80%	4.92%
Class A Shares
Return Before Taxes	-17.32%	11.40%	5.67%
Class C Shares
Return Before Taxes	-13.90%	11.87%	5.71%
Class I Shares
Return Before Taxes	-12.15%	13.05%	6.79%
Nifty 500 Index (formerly, the CNX 500 Index) (reflects no deduction for fees, expenses or taxes)*	-10.95%	11.12%	5.01%
MSCI India Index TR (reflects no deduction for fees, expenses or taxes)**	-7.33%	8.07%	3.32%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Nitin Jain, principal Fund manager at Kotak, has been portfolio manager of the Fund since its inception in February 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Classes Investor, A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

58	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | SMITH TOTAL RETURN BOND FUND

SUMMARY SECTION

ALPS | Smith Total Return Bond Fund (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to obtain maximum total return, consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees*	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	2.07%	3.06%	3.14%	1.63%
Shareholder Services Fees	0.05%	0.05%	None	None
Other Fund Expenses	2.02%	3.01%	3.14%	1.63%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.88%	3.87%	4.70%	2.19%
Fee Waiver and Expense Reimbursement(1)	(1.90%)	(2.89%)	(3.02%)	(1.51%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.98%	0.98%	1.68%	0.68%

*	The Contractual Management Fee is 0.545%.

(1)

ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.67% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser and the Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated monthly. The Adviser and the Sub-Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

www.alpsfunds.com	59

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$644	$1,414	$2,200	$4,244
Class C Shares	$271	$1,145	$2,124	$4,598
Class I Shares	$69	$539	$1,035	$2,402
Investor Class	$100	$712	$1,349	$3,063
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$171	$1,145	$2,124	$4,598

The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the period July 2, 2018 (commencement of operations) through October 31, 2018, the Fund’s portfolio turnover rate was 345% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The Fund will target a weighted average effective maturity of approximately five years. The Fund does not intend to invest in contingent convertible bonds.

The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (including investments in emerging markets). Investments in high yield/high risk bonds (also known as “junk” bonds) are expected to represent, under normal market conditions, less than 20% of the Fund’s net assets. The Fund has the flexibility to invest up to 35% of its net assets in such instruments to allow the Fund to take advantage of opportunities in the market that meet the overall investment criteria, but that may temporarily increase the proportion of high yield investments in the Fund. Under normal market conditions, investments in non-agency mortgage-backed securities are expected to comprise not more than 20% of the Fund’s net assets and investments in non-agency commercial mortgage-backed securities are expected to be less than 5% of the Fund’s net assets. The Fund’s investments in agency mortgage-backed securities are generally not subject to limitation, except to the extent such investments would be inconsistent with another stated investment strategy or policy.

The Fund seeks to generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. In selecting securities, Smith Capital Investors considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential. Due to the nature of the process and the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

“Effective” maturity differs from actual maturity, which may be longer. In calculating the “effective” maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

Though the Fund does not typically expect to use derivatives, for purposes of meeting its policy to invest at least 80% of net assets in bonds, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio manager typically applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For

60	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | SMITH TOTAL RETURN BOND FUND

example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

●

Credit Risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

●

Liquidity and Valuation Risk. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

●

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities (MBS) and asset-backed securities (ABS) are subject to certain risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise.

●

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poors, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

●

Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

●

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. To the extent that the Fund invests in issuers located

www.alpsfunds.com	61

in emerging markets, risks may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have generally been more volatile than the markets of developed countries with more mature economies. Securities traded on emerging markets are potentially illiquid and may be subject to high transaction costs.

●

Loan Risk. The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Loans may have settlement times longer than seven days, which can affect the overall liquidity of the Fund’s portfolio. In addition, certain loans may not be “securities” under the federal securities laws and the holders of such loans may not have the protections of the federal securities laws.

●

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

●

Interest Rate Futures Risk. The Fund may use interest rate futures. The use of interest rate futures entails the risk that the Fund’s prediction of the direction of interest rates is wrong, and that the Fund could consequently bear a loss. In addition, due to the possibility of price distortions in the interest rate futures markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio management is seeking to hedge, a correct forecast of general interest rate trends by the Fund may not result in the successful use of futures.

●

Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

●

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Managed Portfolio Risk. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

●	New Fund Risk. The Fund was recently formed and therefore has limited performance history for investors to evaluate.

●

Portfolio Size Effect. During periods in which the relative size of the Fund’s portfolio is smaller, certain positions are likely to be more susceptible to market fluctuations and have a greater overall impact on the Fund’s performance.

●

Odd Lot Pricing Considerations. Bonds are typically purchased and held as odd lots. Pricing services value such securities based on bid prices for round lots; round lot prices may reflect more favorable pricing than odd lot holdings. A Fund may, in consideration of the foregoing, purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. There can be no assurance that the Fund’s special valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market. The Fund has odd lot pricing policies it employs to value odd lot securities.

62	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | SMITH TOTAL RETURN BOND FUND

PERFORMANCE INFORMATION

As the Fund was launched in June of 2018, the Fund does not yet have annual total returns for a full calendar year, therefore no performance information for the Fund is provided in this Prospectus. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Bloomberg Barclays US Aggregate Bond Index, a broad-based securities market index. Updated performance information will be available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Smith Capital Investors, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Gibson Smith is a Portfolio Manager and the Chief Investment Officer of Smith Capital Investors, LLC, and has been a portfolio manager of the Fund since its inception in 2018. Eric Bernum, Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since April 2019.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Investor Class, Class A, Class C and Class I. The minimum investment in Investor Class shares, Class A, and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable and as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	63

SUMMARY SECTION

ALPS | Smith Short Duration Bond Fund (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees*	0.37%	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	2.07%	3.56%	2.17%	1.33%
Shareholder Services Fees	0.05%	0.05%	None	None
Other Fund Expenses	2.02%	3.51%	2.17%	1.33%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.70%	4.19%	3.55%	1.71%
Fee Waiver and Expense Reimbursement(1)	(1.90%)	(3.39%)	(2.06%)	(1.21%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	0.80%	1.49%	0.50%

*	The Contractual Management Fee is 0.365%.

(1)

ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.49% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser and the Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated monthly. The Adviser and the Sub-Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

64	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | SMITH SHORT DURATION BOND FUND

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$627	$1,459	$2,304	$4,475
Class C Shares	$252	$897	$1,664	$3,678
Class I Shares	$51	$420	$814	$1,916
Investor Class	$82	$657	$1,259	$2,888
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$152	$897	$1,664	$3,678

The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the period July 2, 2018 (commencement of operations) through October 31, 2018, the Fund’s portfolio turnover rate was 266% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short- and intermediate-term fixed-income securities including government securities, corporate bonds or notes and agency securities.

The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (including investments in emerging markets). Investments in high yield/high risk bonds (also known as “junk” bonds) are expected to represent, under normal market conditions, less than 20% of the Fund’s net assets. The Fund has the flexibility to invest up to 35% of its net assets in such instruments to allow the Fund to take advantage of opportunities in the market that meet the overall investment criteria, but that may temporarily increase the proportion of high yield investments in the Fund. Under normal market conditions, investments in non-agency mortgage-backed securities are expected to comprise not more than 20% of the Fund’s net assets and investments in non-agency commercial mortgage-backed securities are expected to be less than 5% of the Fund’s net assets. The Fund’s investments in agency mortgage-backed securities are generally not subject to limitation, except to the extent such investments would be inconsistent with another stated investment strategy or policy.

The Fund expects that its portfolio will have a weighted average duration of approximately two years, and that it will seek to maintain an average-weighted effective maturity of three years or less under normal circumstances. In selecting securities, Smith Capital Investors considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential. Due to the nature of the process and the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

Duration refers to the average life of a debt instrument and serves as a measure of that instrument’s interest rate risk. “Effective” maturity differs from actual maturity, which may be longer. In calculating the “effective” maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

Additionally, the Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use derivatives to manage portfolio risk or to manage the effective maturity of the securities in the Fund’s portfolio. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio manager applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

www.alpsfunds.com	65

●

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

●

Credit Risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

●

Liquidity and Valuation Risk. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

●

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities (MBS) and asset-backed securities (ABS) are subject to certain risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise.

●

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poors, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

●

Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign

66	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | SMITH SHORT DURATION BOND FUND

governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

●

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. To the extent that the Fund invests in issuers located in emerging markets, risks may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have generally been more volatile than the markets of developed countries with more mature economies. Securities traded on emerging markets are potentially illiquid and may be subject to high transaction costs.

●

Loan Risk. The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Loans may have settlement times longer than seven days, which can affect the overall liquidity of the Fund’s portfolio. In addition, certain loans may not be “securities” under the federal securities laws and the holders of such loans may not have the protections of the federal securities laws.

●

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

●

Interest Rate Futures Risk. The Fund may use interest rate futures. The use of interest rate futures entails the risk that the Fund’s prediction of the direction of interest rates is wrong, and that the Fund could consequently bear a loss. In addition, due to the possibility of price distortions in the interest rate futures markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio management is seeking to hedge, a correct forecast of general interest rate trends by the Fund may not result in the successful use of futures.

●

Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

●

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Managed Portfolio Risk. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

●	New Fund Risk. The Fund was recently formed and therefore has limited performance history for investors to evaluate.

●

Portfolio Size Effect. During periods in which the relative size of the Fund’s portfolio is smaller, certain positions are likely to be more susceptible to market fluctuations and have a greater overall impact on the Fund’s performance.

●

Odd Lot Pricing Considerations. Bonds are typically purchased and held as odd lots. Pricing services value such securities based on bid prices for round lots; round lot prices may reflect more favorable pricing than odd lot holdings. A Fund may, in consideration of the foregoing, purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive

www.alpsfunds.com	67

for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. There can be no assurance that the Fund’s special valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market. The Fund has odd lot pricing policies it employs to value odd lot securities.

PERFORMANCE INFORMATION

As the Fund was launched in June of 2018, the Fund does not yet have annual total returns for a full calendar year, therefore no performance information for the Fund is provided in this Prospectus. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Bloomberg Barclays 1-3 Year US Government/Credit Index, a broad-based securities market index. Updated performance information will be available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Smith Capital Investors, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Gibson Smith is a Portfolio Manager and the Chief Investment Officer of Smith Capital Investors, LLC, and has been a portfolio manager of the Fund since its inception in 2018. Eric Bernum, Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since April 2019.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Investor Class, Class A, Class C and Class I. The minimum investment in Investor Class shares, Class A, and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

68	Prospectus | February 28, 2019, as supplemented June 25, 2019

Investment Objectives and Principal Investment Strategies

This section describes the Funds’ investment objectives and principal investment strategies. See “More on the Funds’ Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Funds’ investments and the risks of investing.

What are the Funds’ Investment Objectives?

Fund	Investment Objective
ALPS | Red Rocks Listed Private Equity Fund	The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.
ALPS | WMC Research Value Fund	The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.
Clough China Fund	The Fund seeks to provide investors with long-term capital appreciation.
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	The Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management.
RiverFront Asset Allocation Aggressive	The Fund seeks to achieve long term capital appreciation.
RiverFront Asset Allocation Growth	The Fund seeks to provide high total investment return.
RiverFront Asset Allocation Growth & Income	The Fund seeks to achieve long-term growth and income.
RiverFront Asset Allocation Moderate	The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital.
RiverFront Asset Allocation Income & Growth	The Fund seeks to provide current income and potential for that income to grow over time.
ALPS | Kotak India Growth Fund	The Fund’s investment goal is long-term capital appreciation.
ALPS | Smith Total Return Bond Fund	The Fund seeks to obtain maximum total return, consistent with preservation of capital.
ALPS | Smith Short Duration Bond Fund	The Fund seeks as high a level of current income as is consistent with preservation of capital.

While there is no assurance that a Fund will achieve its investment objective, each Fund endeavors to do so by following the strategies and policies described in this prospectus.

Each Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”), is the investment adviser of each Fund.

What are each Fund’s Principal Investment Strategies?

ALPS | Red Rocks Listed Private Equity Fund

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

Red Rocks Capital LLC, the Funds sub-adviser, (“Red Rocks” or the “Sub-Adviser”) selects investments from the Listed Private Equity Company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-

www.alpsfunds.com	69

to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

ALPS | WMC Research Value Fund

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management” or the “Sub-Adviser”) believes are undervalued by the marketplace. The Sub-Adviser may invest in companies with any market capitalization, but will emphasize primarily large capitalization companies.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies. The Fund utilizes an approach designed to add value through fundamental, bottom-up security analysis. The Fund consists of multiple subportfolios and each subportfolio is actively managed by one or more of Wellington Management’s Global Industry Analysts, who have developed investment frameworks that have proven most relevant to their particular industry. The allocation of assets to each subportfolio corresponds to the relative weight of the analysts’ coverage universe within the Russell® 1000 Value Index. As a result of the portfolio construction process, the Fund maintains broad diversification across industries.

Clough China Fund

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

●	are organized under the laws of China or Hong Kong;
●	are primarily traded on the China or Hong Kong exchanges; or
●	derive at least 50% of their revenues from business activities in China or Hong Kong, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds (“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (the “CompleteCommodities Strategy Fund”)

The Fund seeks to achieve its investment objective by investing, under normal circumstances, directly or indirectly in a combination of commodity-related equity securities (“Commodity Equity Investments”) and commodity futures-linked derivative instruments (“Commodity Investments”) and thereby obtaining exposure to the commodity markets. CompleteCommodities®, as developed by CoreCommodity Management, LLC (the “Sub-Adviser”), is an investment approach that actively combines Commodity Investments and Commodity Equity Investments.

●

Commodity Investments are investments in commodity futures contracts, commodity swaps, options on commodity futures, commodity-linked notes and may at times include direct or indirect investments in physical commodities.

●	Commodity Equity Investments are generally investments in companies primarily engaged in the production and distribution of commodities and commodity-related products.

With respect to the Commodity Equity Investments portion of its portfolio, the Fund seeks to invest in a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The Sub-Adviser utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. The Fund may purchase American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or enter into derivative instruments based on the Commodity Equity Investments. The Fund may also from time to time purchase or sell common stock, preferred stock, convertible securities and ETFs.

With respect to the Commodity Investments portion of its portfolio, the Fund seeks to gain exposure to the commodity markets through the use of Commodity Investments. Commodity Investments in which the Fund may invest, either directly and/or indirectly through a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), include commodity futures contracts, commodity swaps, options on commodity futures and commodity-linked notes. The Fund may also from time to time invest in ETFs and master limited partnerships.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Fund and the Subsidiary are advised by the Adviser and Sub-Adviser.

The Fund and/or the Subsidiary may invest without limit in investment grade fixed-income securities of varying maturities, including U.S. Treasuries, U.S. Treasury inflation-protected securities (“TIPS”), other U.S. and foreign government securities, corporate bonds and notes, and affiliated and

70	Prospectus | February 28, 2019, as supplemented June 25, 2019

unaffiliated money market funds, to collateralize its Commodity Investments and other derivative exposure on a day-to-day basis.

The Sub-Adviser will use its discretion to determine the percentage of the Fund’s assets allocated to each of the Commodity Equity Investments and Commodity Investments portions of the Fund’s portfolio. Generally, the Sub-Adviser will take various factors into account in allocating the assets of the Fund between the Commodity Equity Investments and Commodity Investments portions of its portfolio, including, but not limited to:

●	results of proprietary quantitative models developed by the Sub-Adviser;
●	Commodity Investments relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and
●	other market conditions.

Generally, at least 20% of the Fund’s investments, either directly or indirectly through the Subsidiary, will be allocated to each respective portion of the portfolio; provided, however, that at times the Sub-Adviser may choose to lower this minimum exposure level and give greater emphasis to Commodity Equity Investments or Commodity Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends.

RiverFront Asset Allocation Aggressive

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 100% to equities and 0% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined objective of long-term growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may be up to 80%/20% instead of the 100%/0% target. The portfolio is built around a strategic allocation which allocates the portfolio’s investments into large, small, and mid-cap equities and which may include international equities (including emerging markets). During periods of heightened market uncertainty the Fund may hold fixed income RiverFront ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in the First Trust RiverFront Dynamic Developed International ETF.

RiverFront Asset Allocation Growth

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that,

www.alpsfunds.com	71

under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 80% to equities and 20% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined objective of growth through a fully managed investment policy utilizing primarily RiverFront ETFs that collectively feature a mix of exposure to equity securities and debt securities (with a strong emphasis on the former) of both United States and foreign issuers, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 60%/40% to 100%/0% instead of the 80%/20% target. The Fund’s portfolio is typically built around a long-term strategic allocation which divides the Fund’s investments into large cap, small cap, mid-cap equities; international equities (including emerging markets); and fixed income securities. The Fund will normally feature a larger allocation to equity ETFs and a smaller allocation to fixed income ETFs. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Sub-Adviser researches and implements its fundamental and technical disciplines on a global basis, without focusing on any one particular geographic region or segment. In addition, the investment universe of certain of the RiverFront ETFs in which the Fund invests corresponds with the companies contained in the MSCI ACWI index, which presently includes issuers from 23 developed and 24 emerging markets.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in the First Trust RiverFront Dynamic Developed International ETF.

RiverFront Asset Allocation Growth & Income

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 70% to equities and 30% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, while also seeking to manage risk through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global equities generally. The Fund will typically have a substantial allocation to RiverFront ETFs which have exposure to dividend paying stocks; therefore, investors in this Fund should be able to assume a certain degree of portfolio volatility. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 50%/50% to 90%/10% instead of the 70%/30% target. The Fund is expected to invest between 50% and 90% of its assets primarily in RiverFront ETFs with exposure to a globally diversified basket of equities (which may include securities of issuers located in emerging markets). The balance of the Fund is expected to be invested primarily in various other income-paying RiverFront ETFs, the assets

72	Prospectus | February 28, 2019, as supplemented June 25, 2019

of which may include corporate debt. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over- or under-valued. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in the First Trust RiverFront Dynamic Developed International ETF.

RiverFront Asset Allocation Moderate

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 50% to equities and 50% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

The Fund is designed for investors seeking current income and the potential for increased income over time by providing exposure to both equity and fixed income investments consistent with a level of risk that the Sub-Adviser believes would typically be appropriate for the diverse needs of groups of employee retirement plan participants as a whole. Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 30%/70% to 70%/30% instead of the 50%/50% target. The Fund is expected to invest between 30% and 70% of its net assets to ETFs with exposure to a globally diversified basket of equities. Special focus will be placed on identifying and investing in RiverFront ETFs that invest in dividend paying equity securities. The balance of the Fund’s assets (typically between 70% and 30%) is expected to be invested primarily in ETFs with exposure to corporate debt securities and which receive, and pay, income from such securities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of a bond’s maturity, which takes into account interest payments that will occur throughout the life of the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund’s allocations to the various global equity and debt markets (which may include exposure to securities of issuers in emerging markets) will generally be determined by RiverFront’s assessment of the growth potential presented by these markets, with the relative attractiveness of the market from a valuation perspective being a primary determinant of growth potential. RiverFront may tactically depart from the targeted allocations when certain sectors appear to be over or under-valued. These strategies may result in high portfolio turnover and portfolio volatility. The Fund seeks to avoid what it regards as prolonged overemphasis in any particular asset class while balancing the ability to adjust allocations in response to momentum shifts.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the

www.alpsfunds.com	73

RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in each of the RiverFront Dynamic Core Income ETF and the RiverFront Dynamic US Dividend Advantage ETF.

RiverFront Asset Allocation Income & Growth

The Adviser and the Sub-Adviser seek to achieve the Fund’s investment objective by strategically investing in, and tactically adjusting allocations to, exchange-traded funds (ETFs) that, under normal market conditions, are expected to primarily consist of ETFs sub-advised by RiverFront (“RiverFront ETFs”). The Fund also seeks, under normal market conditions, a target asset allocation, on a look-through basis, of 30% to equities and 70% to fixed-income securities, subject to the variations described below. The Fund’s strategic allocation refers to the Sub-Adviser’s long-term, macro-view targeted allocation of asset class exposure that takes into consideration the Fund’s particular investment objective and risk limitations. The Fund’s tactical adjustments refer to the Sub-Adviser’s periodic (typically quarterly, under normal circumstances) modifications of the Fund’s allocation in response to prevailing market conditions, to seek to emphasize asset classes that have positive momentum.

Variations of up to 20% in the target asset allocation between equities and fixed income securities are permitted. Therefore, under normal conditions, the equity/fixed income allocation in the Fund may range from 10%/90% to 50%/50% instead of the 30%/70% target. The Fund is expected to invest between 50% and 90% of its assets in various fixed-income ETFs with exposure to high- and low-grade corporate debt. The balance of the Fund’s assets (typically between 10% and 50%) will be invested in ETFs featuring a diversified basket of equities, low-grade debt (including “junk bonds”), or both. Special focus will be placed on ETFs with dividend-paying equities. The fixed income ETFs included in the portfolio may hold fixed income instruments of any credit quality, including “junk” bonds, and of any duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. Securities held by the RiverFront ETFs may include securities of issuers organized, located, or doing business in countries other than the United States (certain of which may be countries typically identified as emerging markets). The equity issuers to which the Fund will have exposure may be issuers of any market capitalization.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, and under normal market conditions is expected to be implemented through investments primarily in RiverFront ETFs. RiverFront may, based on the Sub-Adviser’s assessments of market conditions, periodically and tactically depart from the Fund’s targeted long-term strategic allocations when a certain asset class appears to be over- or under-valued.

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities.

The Fund’s investment in a particular RiverFront ETF may, depending on market conditions, from time to time constitute 25% or more of the Fund’s portfolio. These RiverFront ETFs include the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, the First Trust RiverFront Dynamic Developed International ETF, the First Trust RiverFront Dynamic Europe ETF, the First Trust RiverFront Dynamic Asia Pacific ETF, and the First Trust RiverFront Dynamic Emerging Markets ETF. Under normal circumstances, the Fund may invest at least 25% of its portfolio holdings in the RiverFront Dynamic Core Income ETF.

Applicable to all RiverFront Funds

Affiliated ETF Structure

Each Fund intends, under normal market conditions, to invest primarily in RiverFront ETFs. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, each Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee in addition to other expenses described in the Fund’s fees and expenses table. The fee, which is calculated at an annual rate of 0.25% of the Fund’s average daily net assets, covers Fund expenses including the costs of transfer agency, custody, fund administration, legal, bookkeeping, audit, and other expenses, but does not cover fees or distribution and service (Rule 12b-1) fees, which are borne separately by each Fund, and which are described in greater detail under the heading “Administrator, Distributor and Transfer Agent”.

Risk Management

RiverFront utilizes risk management techniques in its investment process. Those techniques include understanding the risks being assumed, monitoring the impact of those risks on performance, and promptly addressing those asset classes that are not performing.

74	Prospectus | February 28, 2019, as supplemented June 25, 2019

The RiverFront portfolio and risk management teams meet from time to time as required to review holdings, evaluate their risks, assess the portfolio managers’ conviction levels on the holdings, and determine decision points for the sale of holdings. RiverFront will sell positions in ETFs when it no longer believes they present attractive long-term growth opportunities relative to other possible investments in that asset class or when RiverFront changes its strategic asset allocation or makes tactical adjustments to address underperforming asset classes.

Market Capitalization Strategy

Each Fund will generally invest in ETFs with exposure to companies of various market capitalizations but will typically seek to have exposure to domestic companies within any single market capitalization category to no more than 50% of its total assets, on a look-through basis, for large-cap or mid-cap and no more than 35% for small-cap. RiverFront uses the data from the CRSP (Center for Research in Securities Pricing) as a general guideline for defining market caps.

Investment Selection Process

In constructing a Fund’s portfolio, RiverFront employs a multi-dimensional investment discipline, involving:

●	Strategic asset allocation
●	Tactical adjustments, sector strategy and optimized security selection
●	Disciplined risk management

Strategic Asset Allocation

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three- to ten-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. Equity asset classes or market sectors may include various combinations of equity securities of companies across the market capitalization spectrum, growth and value stocks, U.S. stocks and foreign equities (e.g., large-cap growth, mid-cap value, small-cap value, foreign developed country and emerging markets). Based on an analysis of historical returns, RiverFront believes that a strong relationship exists between the price paid for an asset and asset’s subsequent longer-term return, and looks for asset classes that offer good relative values. RiverFront applies sophisticated mathematical models to various asset classes to produce forward-looking estimates of their potential long-term returns based upon whether the asset class is priced above or below its historical long-term average, and combines those estimates with volatility and correlation assumptions to select asset classes with long-term growth potential and determine the percentage each asset class will represent of the entire portfolio.

Tactical Adjustments

After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities. The most significant tactical adjustments are made to markets in which investor sentiment has driven valuations to an extreme, the trend in those markets is showing signs of turning, and the Federal Reserve policy is clearly supportive of the market’s new direction. The maximum tactical adjustment to the percentage represented by a particular asset class relative to the strategic asset allocation is normally 10%. The allocation among the asset classes may vary substantially over time.

Futures Contracts

Certain of the RiverFront ETFs that invest in securities of non-U.S. companies may seek to hedge their currency exposure by entering into currency forward contracts or futures contracts.

REITs

Each RiverFront ETF may also invest in common and preferred shares of real estate investment trusts (or REITs), which are companies that invest in real estate, mortgages, and/or construction loans.

ALPS | Kotak India Growth Fund

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

●	are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India; or
●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
●	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes.

The Fund may invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this

www.alpsfunds.com	75

Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio.

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of Kotak Mahindra Asset Management (Singapore) Pte. Ltd., the Fund’s sub-adviser (“Kotak” or the “Sub-Adviser”) have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

●	that are sector leaders and enjoy leadership in their respective segments;
●	that are strong asset plays;
●	that are expected to witness operational and financial improvement due to positive swing in their business cycles;
●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
●	that are expected to create and deliver long-term value due to innovation and IPR development; and
●	with the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may hold a substantial portion of its investment in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

ALPS | Smith Total Return Bond Fund

The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The Fund will target a weighted average effective maturity of approximately five years. The Fund does not intend to invest in contingent convertible bonds.

The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (including investments in emerging markets). Investments in high yield/high risk bonds (also known as “junk” bonds) are expected to represent, under normal market conditions, less than 20% of the Fund’s net assets. The Fund has the flexibility to invest up to 35% of its net assets in such instruments to allow the Fund to take advantage of opportunities in the market that meet the overall investment criteria, but that may temporarily increase the proportion of high yield investments in the Fund. Under normal market conditions, investments in non-agency mortgage-backed securities are expected to comprise not more than 20% of the Fund’s net assets and investments in non-agency commercial mortgage-backed securities are expected to be less than 5% of the Fund’s net assets. The Fund’s investments in agency mortgage-backed securities are generally not subject to limitation, except to the extent such investments would be inconsistent with another stated investment strategy or policy.

The Fund seeks to generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. In selecting securities, Smith Capital Investors considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential. Due to the nature of the process and the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

“Effective” maturity differs from actual maturity, which may be longer. In calculating the “effective” maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

76	Prospectus | February 28, 2019, as supplemented June 25, 2019

Though the Fund does not typically expect to use derivatives, for purposes of meeting its policy to invest at least 80% of net assets in bonds, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio manager typically applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

ALPS | Smith Short Duration Bond Fund

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short- and intermediate-term fixed-income securities including government securities, corporate bonds or notes and agency securities.

The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (including investments in emerging markets). Investments in high yield/high risk bonds (also known as “junk” bonds) are expected to represent, under normal market conditions, less than 20% of the Fund’s net assets. The Fund has the flexibility to invest up to 35% of its net assets in such instruments to allow the Fund to take advantage of opportunities in the market that meet the overall investment criteria, but that may temporarily increase the proportion of high yield investments in the Fund. Under normal market conditions, investments in non-agency mortgage-backed securities are expected to comprise not more than 20% of the Fund’s net assets and investments in non-agency commercial mortgage-backed securities are expected to be less than 5% of the Fund’s net assets. The Fund’s investments in agency mortgage-backed securities are generally not subject to limitation, except to the extent such investments would be inconsistent with another stated investment strategy or policy.

The Fund expects that its portfolio will have a weighted average duration of approximately two years, and that it will seek to maintain an average-weighted effective maturity of three years or less under normal circumstances. In selecting securities, Smith Capital Investors considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential. Due to the nature of the process and the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

Duration refers to the average life of a debt instrument and serves as a measure of that instrument’s interest rate risk. “Effective” maturity differs from actual maturity, which may be longer. In calculating the “effective” maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

Additionally, the Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use derivatives to manage portfolio risk or to manage the effective maturity of the securities in the Fund’s portfolio. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio manager applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

More on Each Fund’s Investments and Related Risks

Each Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Funds’ investment strategies and certain portfolio management techniques the Funds may use, as well as the principal and other risks that may affect a Fund’s portfolio. The disclosure below is applicable to a given Fund only to the extent the particular investment type or risk is discussed in the Fund’s investment strategies, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

www.alpsfunds.com	77

What are the Principal Securities in which the Funds or the RiverFront Funds’ Underlying ETFs Invest?

Equity Securities
(not applicable to the ALPS | Smith Total Return Bond Fund or the ALPS | Smith Short Duration Bond Fund (together, the “Fixed-Income Funds”))

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund or Underlying ETF may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Foreign Securities

Each Fund or Underlying ETF may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, including issuers located in emerging markets. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

Each Fund or Underlying ETF may invest in options, futures, forwards, swap agreements, participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Growth Securities
(not applicable to the Fixed-Income Funds)

Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole. Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities
(not applicable to the Fixed-Income Funds)

Value securities are equity securities that are or are believed to be currently underpriced. Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Small- and Medium-Sized Company Securities
(not applicable to the Fixed-Income Funds)

Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Corporate Debt Securities

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Fixed-Income Securities

Each Fund or Underlying ETF may also invest in other fixed-income securities, including corporate bonds and notes, U.S. and foreign government securities and affiliated and unaffiliated money market securities.

Credit Quality

Securities are considered to be investment grade if:

●	They are rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”);
●	They have received a comparable short-term or other rating; or
●	They are unrated securities that the Sub-Adviser believes to be of comparable quality to rated investment-grade securities.

If a security receives different ratings, a Fund will treat the security as being rated in the highest rating category. A Fund may choose not to sell securities that are downgraded after their purchase below the Fund’s minimum acceptable credit rating.

High Yield Securities

Each Fund or Underlying ETF may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are

78	Prospectus | February 28, 2019, as supplemented June 25, 2019

commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Exchange Traded Funds
(not applicable to the Fixed-Income Funds)

Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. Each RiverFront Fund intends to invest in shares of ETFs that are also sub-advised by RiverFront. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and hold a portfolio of common stocks designed to track the performance of a particular index or, in some cases, is actively managed similar to a mutual fund. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs.

Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Commodity Equity Investments

Each Fund or Underlying ETF may invest in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The agriculture sector includes companies engaged in the manufacture and production of seeds, traits (seed characteristics attained through genetic modification), chemicals and fertilizers, timber, farm machinery, equipment and irrigation, agricultural products, and livestock and aquaculture. The base/industrial metals sector includes companies engaged in the production of aluminum, steel, uranium, and diversified metals and mining. The energy sector includes companies engaged in the production of coal and consumable fuels, integrated oil and gas, oil and gas exploration and production, oil and gas drilling, oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation (excluding shipping). The precious metals sector includes companies engaged in the mining and production of gold and precious metals and minerals. The equity securities in which the Funds or the Underlying ETFs invest may not move in the same direction and to the same extent as the underlying commodities.

Commodity Futures and Options on Commodity Futures

Futures contracts and options on futures contracts allow for the future sale by one party and purchase by another party of a specified amount of a specific commodity at a specified future time and at a specified price. The purchase of a futures contract enables the Fund or the Underlying ETF, during the term of the contract, to lock in a price at which it may purchase a commodity and protect against a rise in prices. Futures contracts enable the seller to lock in a price at which it may sell a commodity and protect against declines in the value of the commodity. An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Commodity Swaps

Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. Swaps will normally be entered into on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund (whether directly or through the Subsidiary) receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s or the Underlying ETF’s obligations (whether directly or through the Subsidiary) under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging.

Commodity-Linked Notes

Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

www.alpsfunds.com	79

Investments in a Wholly Owned Subsidiary
(ALPS | CoreCommodity Management CompleteCommodities Strategy Fund only)

Investments in a Subsidiary by the Fund are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Dividends and Distributions” and “Taxes.”

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including, but not limited to, commodity futures contracts, commodity swaps and options on commodity futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. When the Sub-Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary also will invest in inflation-protected securities and other fixed income instruments, which are intended to serve as collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in a Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus (see “Discussion of Principal and Non-Principal Risks”), as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective and is subject to substantially the same investment policies (with respect to the Commodity Investments portion only) and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Subsidiary will also be subject to the same compliance policies and procedures as the Fund. In addition, the Fund wholly owns and controls the Subsidiary, and the Sub-Adviser acts as sub-adviser to the Fund and the Subsidiary.

Inflation-Protected Securities

Inflation-protected securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of the inflation-protected security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

What are the Non-Principal Strategies of the Funds?

Unless otherwise stated within its specific investment policies, each Fund may also generally invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on a Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective. It is impossible to predict when, or for how long, the Funds will use these strategies. There can be no assurance that such strategies will be successful.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Short Sales
(not applicable to the Fixed-Income Funds)

Each Fund may engage in short sales, which are subject to special risks. A short sale involves the sale by a Fund of a security or instrument that it does not own with the hope of purchasing the same security or instrument at a later date at a lower price. Each Fund may also enter into a short derivative position through a futures contract or swap agreement.

Changes of Investment Restrictions

Certain of the Fund’s investment policies are also “non-fundamental” investment restrictions of the Fund. This means that such non-fundamental investment restrictions may be changed at any time without shareholder approval by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its non-fundamental investment restrictions. Unless expressly stated otherwise in

80	Prospectus | February 28, 2019, as supplemented June 25, 2019

the Prospectus or the Statement of Additional Information, any investment policies or restrictions contained in the Prospectus or Statement of Additional Information are non-fundamental.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on each Fund’s investments listed in this Prospectus will apply at the time of investment. Each Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refer to total assets.

Short-Term Trading

Each Fund may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase a Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of a Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates. This strategy is currently a principal strategy of the Clough China Fund.

Repurchase Agreements

Each Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by a Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

Temporary Defensive Investments

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions which in the case of certain Funds may constitute up to one hundred percent (100%) of the Fund’s total assets, in short-term debt securities, cash and cash equivalents, shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Under such circumstances, a Fund may not achieve its investment objective. Certain Funds may also invest a substantial portion of their assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with their policies.

Cash Position

Each Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested. The RiverFront Fund’s portfolio managers will typically seek to keep a small portion of the RiverFront Fund’s assets (approximately 2%) in a cash position during normal market conditions.

Other Investment Companies

The Funds, except the RiverFront Funds, may, from time to time, invest in securities of other investment companies (such as certain exchange-traded funds or ETFs) primarily for purposes of short term cash management.

Non-Principal Investment Strategies Applicable to Certain Funds

ALPS | Kotak India Growth Fund

The Fund may from time to time hedge all or a portion of its foreign currency exposure against the U.S. dollar.

The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may invest up to 20% of its net assets, plus the amount of borrowings for investment purposes, in debt obligations and debt securities that may or may not qualify as securities of “Indian companies,” which may be lower-rate or unrated, when consistent with the Fund’s investment goal, and securities issued by governmental entities and private issuers. The Fund also may invest in high yield securities and high risk bonds which are below investment grade (junk bonds).

www.alpsfunds.com	81

The Fund may invest any portion of its assets that is not in Indian companies in high-quality short-term money market instruments, money market shares, repurchase agreements or equity or debt securities of companies in countries outside of India. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These instruments may be in various currencies.

Where the capital markets in certain countries are either less developed or not easily accessible to foreign investors, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

Other Limitations on Changes to Fund Policies

Any Fund that has a policy to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a specified category may not be changed without a written notification to shareholders at least sixty (60) days prior to any such change, to the extent required by law.

Discussion of Principal and Non-Principal Risks

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal and non-principal risks of each Fund. Each Fund may be subject to additional risks other than those described because the types of investment made by a Fund may change over time. Because certain Funds invest in other investment companies, they will be subject to the same risks of the other investment companies to the extent of their investment. For additional information regarding risks of investing in a Fund, please see the SAI.

Fund Name:	ALPS | Red Rocks Listed Private Equity Fund	ALPS | WMC Research Value Fund	Clough China Fund	Complete-Commodities Strategy Fund	RiverFront Asset Allocation Aggressive
Affiliated ETF Risk	N/A	N/A	N/A	N/A	P
Allocation Risk	N/A	N/A	N/A	N/A	P
Commodity Futures and Options on Commodity Futures Risk	N/A	N/A	N/A	P	N/A
Commodity Risk and Risk of Investing in Commodity Investments	N/A	N/A	N/A	P	N/A
Commodity Swaps Risk	N/A	N/A	N/A	P	N/A
Commodity-Linked Notes Risk	N/A	N/A	N/A	P	N/A
Concentration and Limited Investments Risk	N/A	N/A	N/A	N/A	P
Conflicts of Interest Risk	N/A	N/A	N/A	N/A	P
Convertible Bond/Securities Risk	N/A	N/A	N/A	N/A	NP
Corporate Debt Risk	NP	N/A	N/A	N/A	N/A
Counterparty Risk	N/A	N/A	NP	P	N/A
Credit Risk	NP	N/A	N/A	P	N/A
Currency Risk	P	N/A	P	NP	P
Cybersecurity Risk	NP	NP	NP	NP	NP
Depositary Receipt Risk	N/A	N/A	N/A	NP	NP
Derivatives Risk	P	NP	P	P	N/A
Emerging Markets Risk	P	N/A	P	P	P
Energy Sector Risk	NP	N/A	N/A	NP	N/A
Equity Securities Risk	P	P	P	P	P
Exchange-Traded Funds Risk	N/A	N/A	NP	NP	P
Focused Investment Risk	NP	N/A	N/A	N/A	N/A
Futures Contract Risk	NP	NP	NP	P	P

82	Prospectus | February 28, 2019, as supplemented June 25, 2019

Fund Name:	ALPS | Red Rocks Listed Private Equity Fund	ALPS | WMC Research Value Fund	Clough China Fund	Complete-Commodities Strategy Fund	RiverFront Asset Allocation Aggressive
Geographic Risk	NP	N/A	P	NP	N/A
Government Relationship Risk	N/A	N/A	P	N/A	N/A
Hedging Risk	NP	N/A	N/A	NP	P
High Yield Securities Risk	N/A	N/A	N/A	N/A	P
Income Generation Risk	N/A	N/A	N/A	N/A	N/A
Indian Financials Sector Risk	NP	N/A	N/A	N/A	N/A
India Market Risks	NP	N/A	N/A	N/A	N/A
Infrastructure Companies Risk	NP	N/A	N/A	NP	N/A
Industry Risk and/or Sector Risk	P	N/A	P	NP	N/A
Inflation-Protected Securities Risk	N/A	N/A	N/A	P	NP
Interest Rate Risk	NP	N/A	N/A	P	N/A
Large-Cap Stock Risk	N/A	N/A	N/A	N/A	NP
Liquidity and Valuation Risk	NP	NP	NP	NP	NP
Active Management Risk	NP	N/A	N/A	N/A	P
Managed Portfolio Risk	P	P	P	P	N/A
Market Risk	NP	N/A	N/A	N/A	NP
Mauritius Portfolio Risk	N/A	N/A	N/A	N/A	N/A
Mid-Cap Stock Risk	N/A	N/A	N/A	N/A	P
Mortgage-Backed and Asset-Backed Risk	N/A	N/A	N/A	N/A	N/A
Non-Diversification Risk	N/A	N/A	P	N/A	N/A
Non-U.S. Securities Risk	P	N/A	P	P	P
Odd Lot Pricing Considerations	N/A	N/A	N/A	N/A	N/A
Options Risk	NP	NP	NP	P	NP
Portfolio Size Effect	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Risk	NP	P	P	NP	NP
Preferred Stock Risk	NP	N/A	N/A	N/A	NP
Prepayment and Extension Risk	N/A	N/A	N/A	P	N/A
Pricing Risk	NP	NP	NP	NP	NP
Private Equity Risk	P	N/A	N/A	N/A	N/A
Privately Placed Securities Risk	NP	N/A	N/A	N/A	N/A
Real Estate Investment Trust (“REITs”) Risk	N/A	N/A	N/A	N/A	P
Repurchase Agreement Risks	NP	NP	NP	N/A	N/A
Risk of Investing in Commodity Pooled Investment Vehicles	N/A	N/A	N/A	P	N/A
Risks of Investing in Other Investment Companies	NP	N/A	NP	NP	N/A
Sector and Securities Selection Risk	NP	P	N/A	N/A	P
Securities Lending Risk	NP	NP	NP	N/A	NP
Micro, Small- and/or Medium-Sized Company Risk	P	NP	P	P	N/A
Small-Cap Stock Risk	NP	N/A	N/A	N/A	P
Style Investing Risk	N/A	N/A	N/A	N/A	P
Subsidiary Risk	N/A	N/A	N/A	P	N/A

www.alpsfunds.com	83

Fund Name:	ALPS | Red Rocks Listed Private Equity Fund	ALPS | WMC Research Value Fund	Clough China Fund	Complete-Commodities Strategy Fund	RiverFront Asset Allocation Aggressive
Tax Risk	N/A	N/A	N/A	P	N/A
Temporary Investments and Risks	NP	NP	NP	NP	NP
Value Stocks Risk	NP	P	N/A	N/A	N/A
ETF Investment Risk	N/A	N/A	N/A	N/A	P

Fund Name:	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth	ALPS | Kotak India Growth Fund
Affiliated ETF Risk	P	P	P	P	N/A
Allocation Risk	P	P	P	P	N/A
Commodity Futures and Options on Commodity Futures Risk	N/A	N/A	N/A	N/A	N/A
Commodity Risk and Risk of Investing in Commodity Investments	N/A	N/A	N/A	N/A	N/A
Commodity Swaps Risk	N/A	N/A	N/A	N/A	N/A
Commodity-Linked Notes Risk	N/A	N/A	N/A	N/A	N/A
Concentration and Limited Investments Risk	P	P	P	P	N/A
Conflicts of Interest Risk	P	P	P	P	N/A
Convertible Bond/Securities Risk	NP	NP	NP	NP	N/A
Corporate Debt Risk	NP	NP	NP	NP	N/A
Counterparty Risk	N/A	N/A	N/A	N/A	N/A
Credit Risk	P	P	P	P	NP
Currency Risk	P	P	P	P	P
Cybersecurity Risk	NP	NP	NP	NP	NP
Depositary Receipt Risk	N/A	N/A	N/A	N/A	NP
Derivatives Risk	N/A	N/A	N/A	N/A	N/A
Emerging Markets Risk	P	P	P	P	N/A
Energy Sector Risk	N/A	N/A	N/A	N/A	N/A
Equity Securities Risk	P	P	P	P	P
Exchange-Traded Funds Risk	P	P	P	P	N/A
Focused Investment Risk	N/A	N/A	N/A	N/A	N/A
Futures Contracts Risk	P	P	P	P	N/A
Geographic Risk	N/A	N/A	N/A	N/A	P
Government Relationship Risk	N/A	N/A	N/A	N/A	N/A
Hedging Risk	P	P	P	P	N/A
High Yield Securities Risk	P	P	P	P	N/A
Income Generation Risk	P	P	P	P	N/A
Indian Financials Sector Risk	N/A	N/A	N/A	N/A	P
India Market Risks	N/A	N/A	N/A	N/A	P
Industry and/or Sector Risk	N/A	N/A	N/A	N/A	N/A
Inflation-Protected Securities Risk	NP	NP	NP	NP	N/A
Infrastructure Companies Risk	N/A	N/A	N/A	N/A	N/A
Interest Rate Risk	P	P	P	P	NP

84	Prospectus | February 28, 2019, as supplemented June 25, 2019

Fund Name:	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth	ALPS | Kotak India Growth Fund
Large-Cap Stock Risk	NP	NP	NP	P	N/A
Liquidity and Valuation Risk	NP	NP	NP	NP	NP
Active Management Risk	P	P	P	P	N/A
Managed Portfolio Risk	N/A	N/A	N/A	N/A	P
Market Risk	NP	NP	NP	NP	P
Mauritius Portfolio Risk	N/A	N/A	N/A	N/A	P
Mid-Cap Stock Risk	P	P	P	P	N/A
Micro-, Small- and/or Medium-Sized Company Risk	N/A	N/A	N/A	N/A	P
Mortgage-Backed and Asset-Backed Risk	NP	NP	NP	NP	N/A
Non-Diversification Risk	N/A	N/A	N/A	N/A	N/A
Non-U.S. Securities Risk	P	P	P	P	P
Odd Lot Pricing Considerations	N/A	N/A	N/A	N/A	N/A
Options Risk	N/A	N/A	N/A	N/A	N/A
Portfolio Size Effect	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Risk	NP	NP	NP	NP	NP
Preferred Stock Risk	NP	NP	NP	NP	N/A
Prepayment and Extension Risk	P	P	P	P	N/A
Pricing Risk	NP	NP	NP	NP	NP
Private Equity Risk	N/A	N/A	N/A	N/A	N/A
Privately Placed Securities Risk	N/A	N/A	N/A	N/A	NP
Real Estate Investment Trust (“REITs”) Risk	P	P	P	P	N/A
Repurchase Agreement Risks	N/A	N/A	N/A	N/A	N/A
Risk of Investing in Commodity Pooled Investment Vehicles	N/A	N/A	N/A	N/A	N/A
Risks of Investing in Other Investment Companies	N/A	N/A	N/A	N/A	NP
Sector and Securities Selection Risk	P	P	P	P	P
Securities Lending Risk	NP	NP	NP	NP	N/A
Small-Cap Stock Risk	P	P	P	P	N/A
Style Investing Risk	P	P	P	P	N/A
Subsidiary Risk	N/A	N/A	N/A	N/A	N/A
Tax Risk	N/A	N/A	N/A	N/A	N/A
Temporary Investments and Risks	NP	NP	NP	NP	NP
Value Stocks Risk	N/A	N/A	N/A	N/A	N/A
ETF Investment Risk	P	P	P	P	N/A

www.alpsfunds.com	85

Fund Name:	ALPS | Smith Total Return Bond Fund	ALPS | Smith Short Duration Bond Fund
Convertible Bond/Securities Risk	NP	NP
Counterparty Risk	NP	NP
Credit Risk	P	P
Currency Risk	P	P
Cybersecurity Risk	NP	NP
Derivatives Risk	P	P
Emerging Markets Risk	P	P
Extension Risk	NP	NP
Fixed Income Securities Risk	P	P
High-Yield/High-Risk Bond Risk	P	P
Interest Rate Futures Risk	P	P
Liquidity and Valuation Risk	P	P
Loan Risk	P	P
Managed Portfolio Risk	P	P
Market Risk	P	P
Mortgage-backed and Asset-backed Securities Risk	P	P
New Fund Risk	P	P
Non-U.S. Securities Risk	P	P
Odd Lot Pricing Considerations	P	P
Portfolio Turnover Risk	NP	NP
Portfolio Size Effect	P	P
Prepayment Risk	NP	NP
Repurchase Agreement Risk	NP	NP
Rule 144A Securities Risk	NP	NP
Securities Lending Risk	NP	NP
Sovereign Debt Risk	NP	NP

Affiliated ETF Risk

The Sub-Adviser (and where applicable, the Adviser) receives sub-advisory (or advisory) fees from the underlying RiverFront ETF that are payable to those parties pursuant to the sub-advisory and/or advisory agreements of those underlying RiverFront ETFs. It is possible that a conflict of interest among the Fund and the RiverFront ETFs could affect how the Sub-Adviser fulfills its fiduciary duties to the Fund and the RiverFront ETFs. The Sub-Adviser may have an incentive to take into account the effect on a RiverFront ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that RiverFront ETF. To seek to mitigate risks of conflicts of interest arising from investments in affiliated investment companies, the Fund has adopted an expense structure under which the Fund does not pay advisory fees to either the Adviser or the Sub-Adviser. For non-advisory services, the Fund pays an administrative fee to the administrator in addition to other expenses described in the Fund’s fees and expenses table. These services include general fund administration services, transfer agency services, as well as bookkeeping and accounting services. In addition, while the underlying RiverFront ETFs in which the Fund invests may have different advisory fee rates, the Fund will only invest in RiverFront ETFs subject to the same sub-advisory fee rates as other RiverFront ETFs already in the Fund’s portfolio. There is no assurance that these measures will completely mitigate conflicts of interest in the selection of RiverFront ETFs.

Allocation Risk

The performance of a Fund will depend largely on the decisions of the Sub-Adviser as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, the Sub-Adviser’s judgments as to the asset classes in which a Fund should invest may prove to be wrong, as some asset classes may perform poorly in relation to other asset classes or in relation to the equity markets generally from time to time or for extended periods of time.

86	Prospectus | February 28, 2019, as supplemented June 25, 2019

Commodity Futures and Options on Commodity Futures Risk

The Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets would subject the Fund’s portfolio to certain risks. The Sub-Adviser’s predictions of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. OTC options subject the Fund to the risk that a counterparty may default on its obligations.

By definition, futures contracts project price levels in the future and not current levels of valuation, and therefore market circumstances may result in a discrepancy between the price of the commodity future and the movement in the underlying commodity. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is a risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a different price. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Commodity Risk and Risk of Investing in Commodities

A Fund’s’ investments in Commodity Equity Investments and the Commodity Investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political, economic, geographical or financial events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds and expectation among market participants that a commodity’s value will soon change. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund. Investments in commodities or commodity-linked notes may subject the Fund to additional laws and regulations, which in turn may expose the Fund to additional costs and/or affect the operation of the Fund.

Asset Segregation. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must set aside unencumbered cash or liquid securities, or engage in other measures, to “cover” open positions with respect to certain kinds of derivative instruments. This practice is often referred to as “asset segregation.” In the case of futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open, except as described below. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Futures contracts and forward contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into contractual arrangements with third party futures

www.alpsfunds.com	87

commission merchants or other counterparties or brokers that provide for cash settlement of these obligations. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Commodity Swaps

A Fund (whether directly or through a Subsidiary) may invest in swap agreements, that enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Swaps do not have uniform terms and in general are not transferable without the consent of the counterparty. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

Commodity-Linked Notes

In addition to commodity risk and general derivatives risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked notes that the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Certain commodity-linked notes in which the Fund may invest will be leveraged, which means that the amount by which the value of the notes will rise or fall in response to changes in the underlying instrument has been magnified by a certain multiple. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Concentration and Limited Investments Risk

A Fund may invest in a limited number of ETFs, and as a consequence, will be more susceptible to fluctuations in performance of, and risks associated with, those ETFs within its portfolio than a similar Fund with a greater number of ETFs within its portfolio.

Conflicts of Interest Risk

A Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Funds’ distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to certain ETFs which could be purchased by a Fund.

Convertible Bond/Securities Risk

Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held is called for redemption, the holder will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

88	Prospectus | February 28, 2019, as supplemented June 25, 2019

Corporate Debt Risk

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Counterparty Risk

A financial institution or other counterparty with whom a Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund. There can be no assurance that a Fund will be able to limit exposure to any one counterparty at all times.

Certain of the Funds may also enter into arrangements with a third-party futures commission merchant or other counterparty pursuant to which such other party undertakes to assume the Fund’s obligations with respect to physically-settled transactions under certain circumstances. A counterparty’s failure to assume such obligations may result in the Fund having to deliver, or accept delivery of, commodities, which could have a materially adverse impact on the Fund’s operations and returns.

In connection with the CoreCommodity Fund’s direct and indirect investments in Commodity Investments, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into Commodity-Linked Derivative transactions with a limited number of counterparties or issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk.

Credit Risk

There is a risk that issuers will not make payments on securities held by a Fund or an underlying ETF, resulting in losses. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund or the underlying ETF. Lower credit quality also may affect liquidity and make it difficult for the Fund or the underlying ETF to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or the underlying ETF, thereby indirectly reducing the value of your investment in Fund shares. In addition, default may cause the Fund or the underlying ETF to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever a Fund or an underlying ETF enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When a Fund or an underlying ETF invests in foreign currency contracts, or other over-the-counter derivative instruments (including options or repurchase agreements), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.

Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund or the underlying ETF to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a loss. If a counterparty defaults on its payment obligations, this default will cause the value of an investment to decrease. In addition, to the extent the Fund or the underlying ETF deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Currency Risk

Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund’s investments to decline in terms of U.S. dollars. Additionally, certain foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES” below. Funds or the underlying ETFs that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive

www.alpsfunds.com	89

information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity failures or breaches by a Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Depositary Receipt Risk

Fund or underlying ETF investments may take the form of depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), and unsponsored depositary receipts. Depositary receipts are typically issued by a financial institution and evidence ownership interests in a foreign security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk

A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. To the extent noted in a Fund’s investment strategies, use of derivatives may include repurchase agreements, options, futures contracts, forward contracts and swaps. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Liquidity Risk:

Although it is anticipated that the derivatives traded by a Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

Hedging Risks:

Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. A Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. A Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

Certain types of derivatives may be susceptible to particular risks, including those discussed below. Risks associated with certain derivatives are discussed in greater detail elsewhere in this section (e.g., credit default swaps):

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

90	Prospectus | February 28, 2019, as supplemented June 25, 2019

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Energy Sector Risk

Energy companies typically develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Securities prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Emerging Markets Risk

To the extent that a Fund or an underlying ETF invests in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Equity Securities Risk

The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Exchange-Traded Funds Risk

A Fund is also subject to the specific risks applicable to each ETF in which it invests. Certain of the ETFs may focus their investments in a particular geographic region, industry or type of security. Such concentration may expose those ETFs to special risks, including the risk that the particular region, industry or type of security may experience greater volatility and significant underperformance relative to the securities markets generally. By investing in ETFs the Fund will be affected by the investment policies and strategies employed by the ETFs and the specific securities in which they invest. Because of the significance of the Fund’s investments in ETFs, the performance of the Fund will be closely related to the performance of the ETFs, and there is no assurance that the investment objectives of the ETFs will be achieved. ETFs which invest in commodities and that are only registered under the 1933 Act are not investment companies and their shareholders do not have the protections of the 1940 Act.

Extension Risk

Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

Indian Financials Sector Risk

The ALPS | Kotak India Growth Fund may have significant exposure to the financial sector. The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations

www.alpsfunds.com	91

implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

Focused Investment Risk

A Fund that invests a greater percentage of its assets in a particular issuer or a small number of issuers, industries or geographic regions may have more risk compared with other funds, because the impact of a single economic, political or regulatory occurrence may have a greater negative impact on a Fund’s net asset value.

Futures Contract Risk

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Geographic Risk

Certain Funds concentrate in a single region of the world, and as such, a Fund’s performance may be more volatile than that of a fund that invests globally. If securities of that region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

For example, a focus on investments in issuers located in India will subject a Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Additionally, investing in China or Hong Kong involves risk and considerations not present when investing in more established securities markets. The Clough China Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified because:

●	China remains a one-party, non-democratic political system with large state ownership of the banking system and heavy industry;
●	While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise;
●	The economic reforms being instituted could cause uncertainty, resulting in capital flight. The government could also alter or discontinue economic reform programs;
●	Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration;
●	Political instability may arise given the country’s one-party system. Peaceful transitions in leadership have occurred but are not guaranteed;
●

Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

●	The Chinese legal system is still developing, making it more difficult to obtain and/or enforce judgments.

In order to gain exposure to certain issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers.

Government Relationship Risk

While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If a Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

92	Prospectus | February 28, 2019, as supplemented June 25, 2019

Hedging Risk

Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. A Fund or any underlying ETF may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit exposure to loss. The Fund or the underlying ETF may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets. An underlying ETF may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

High Yield/High-Risk Bond Risk

A Fund or an underlying ETF may invest in high yield securities. High-yield/high-risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poors, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Interest Rate Futures Risk

The Fund may use interest rate futures. The use of interest rate futures entails the risk that the Fund’s prediction of the direction of interest rates is wrong, and that the Fund could consequently bear a loss. In addition, due to the possibility of price distortions in the interest rate futures markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio management is seeking to hedge, a correct forecast of general interest rate trends by the Fund may not result in the successful use of futures.

India Market Risks

Political and Economic Risks in India

Investments in India can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. The share prices of companies in India tend to be volatile and there is a significant possibility of loss. Governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the ALPS | Kotak India Growth Fund’s investments. Although the government of India has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies or, if it does, that such policies will succeed.

The laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises are generally less well developed or different from such laws in the United States. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

It may be more difficult to obtain or enforce a judgment in the courts of India than it is in the United States. In addition, unanticipated political and social developments may affect the value of the Fund’s investments in India and the availability to the Fund of additional investments. Monsoons and other natural disasters also can affect the value of Fund investments.

The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency

www.alpsfunds.com	93

markets, and the value of the Fund’s investments, in non-U.S. countries. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country. The Indian government has confronted separatist movements in several Indian states. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Market Risk in India

The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

Foreign Investment Risk in India

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree, and is governed by the SEBI (Foreign Portfolio Investors Regulations, 2014 (“SEBI FPI Regulations”). In India, only Foreign Portfolio Investors (“FPIs”) that are registered with the Securities and Exchange Board of India (“SEBI”), may make direct investments in exchange traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).

The Portfolio is registered as a Category II FPI with SEBI as a ‘broad based fund’ on a look through basis. The Fund is also in the process of registering with SEBI directly as Category II FPI as a broad-based fund so that it may invest directly in Indian securities.

In case the Fund is not able to meet the requirements to be considered a ‘broad-based fund’ as defined by SEBI, it would affect the Fund’s and Portfolio’s ability to invest in Indian securities and may also have an opportunity cost of finding other suitable investments. Any cancellation of such FPI registration or the failure to obtain registration as a FPI poses a risk to the Fund.

Kindly refer to the SAI for details on the SEBI FPI Regulations and the various conditions for registration as an FPI, including the requirements to satisfy the broad-based fund criteria prescribed by SEBI FPI Regulations.

Under the SEBI FPI Regulations, the Portfolio/Fund cannot hold 10% or more of the total paid-up equity capital or 10% or more of the paid-up value of each series of convertible debenture issued by an Indian company. These restrictions also apply to investments by the Fund. Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to the payment or withholding of applicable Indian taxes. There can be no assurance that these foreign investment restrictions will not change in a way that makes it more difficult (or impossible) for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

Settlement Risk in India

Settlement of securities transactions in India are subject to the risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares may be impaired. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell.

Currency Risk in India

Because investing in India involves investing in Indian rupees, the value of Fund assets measured in U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing fluctuations in the Fund’s net asset value. Costs are incurred in connection with conversions between various currencies. At times the portfolio manager may (but is not required to) use hedging techniques (such as forward contracts and options) to attempt to mitigate the adverse effects of foreign currency fluctuations.

Investment into India from Mauritius

The Fund may be fully or partially invested in the Portfolio. The Portfolio, invests in the securities of Indian companies, was formed in the Republic of Mauritius and has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), and the provisions of the Treaty, as amended by the Protocol dated May 10, 2016. Under Section 90(2) of the Act, the Act’s provisions

94	Prospectus | February 28, 2019, as supplemented June 25, 2019

apply only to the extent that they are more beneficial to the Portfolio than the provisions of the Treaty. Circular No. 789 dated April 13, 2000 and issued by the Central Board of Direct Taxes of India states that a certificate of residence validly issued by the Mauritian Authorities, constitutes sufficient evidence to establish residence as well as beneficial ownership for applying the Treaty.

Further, under Section 90 of the Act, to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information, to the extent not already covered under the tax residence certificate.

While the Portfolio currently holds a tax residency certificate which specifies the required information in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal will be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible to receive the benefits under certain provisions of the Treaty, which may have an adverse impact on the taxability of the Portfolio and returns to investors.

The Treaty has been amended, to give India the right to tax capital gains attributable to a Mauritian resident from the sale of shares of Indian companies acquired on or after April 1, 2017. A two-year transition period has been provided (i.e. for acquisitions and disposals during the period beginning April 1, 2017 to March 31, 2019), during which capital gains will be taxable at 50% of the applicable tax rate, subject to certain substance and expenditure linked conditions. Capital gains from sale of other capital assets will continue to be exempt under the Treaty.

If the Portfolio chooses not to take any Treaty benefits, it would be subject to tax in India at 100% of the applicable rate of domestic tax in India.

Renegotiation of the India Mauritius Treaty

No assurance can be provided that the terms of the Treaty will not be subject to amendment or reinterpretation in the future. Such changes could have a material adverse effect on Portfolio returns.

General Anti-Avoidance Rules (“GAAR”)

The GAAR-related provisions of the Act became effective on April 1, 2017. Under GAAR, in the event a transaction or arrangement is determined to be an ‘impermissible avoidance arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. GAAR will not apply in certain cases including where treaty benefits are not being availed or on investments made before April 1, 2017. If the Indian tax authorities were to apply GAAR to the Portfolio, it could have an adverse impact on the taxability of the Fund and the returns to the Investors.

Capital Gains Tax under the Act

Gains derived by the Portfolio or the Fund, if taxable in India, will be subject to tax as set out below. These rates are further increased by an applicable surcharge and health and education tax (“cess”). Currently, foreign companies with income in excess of INR 100 million are liable to pay a surcharge at the rate of 5% on its total tax amount. Foreign companies whose total income is greater than INR 10 million but less than or equal to INR 100 million will be subject to surcharge at the rate of 2% on its total tax amount. Firms and limited liability partnerships with income in excess of INR 10 million are liable to pay a surcharge at the rate of 12% on its total tax amount. All other categories of taxpayers (including trusts such as the Fund), are liable to pay a surcharge at the rate of 15% on its total tax amount if their income exceeds INR 10 million, and at the rate of 10% if their income exceeds INR 5 million but is less than or equal to INR 10 million. In addition, foreign companies must pay, a health and education cess of 4% of the surcharge amount and the amount of taxes levied.

●

Long-term capital gains in excess of INR 100,000 (gains on sale of equity shares in a company executed on a recognized stock exchange in India or units of an equity oriented fund held for a period of more than 12 months) will be taxed at the rate of 10% (plus applicable surcharge and cess),[1] provided that the Securities Transaction Tax (“STT”) on the sale of securities has been paid (as discussed below)[2];

For assets acquired prior to February 1, 2018, the cost of acquisition is equal to the higher of (i) its actual cost; and (ii) the lower of (a) its fair market value (“FMV”) as of January 31, 2018 (calculated in accordance with stated valuation procedures) and (b) the full value of the consideration received in connection with the transfer of such shares. Therefore, in effect, long-term capital gains accrued up to January 31, 2018 will continue to be exempt. Any benefit of indexation (i.e. any adjustment for inflation) or foreign currency fluctuation however, would not be accounted for.

●

Short-term capital gains from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India are taxable at a 15% rate, provided that the applicable STT has been paid.

[1]

Unless otherwise specifically included, all tax rates under ITA provided in this section are exclusive of applicable surcharge and health and education cess. Foreign companies with income in excess of INR 100 million will pay a surcharge of 5% on its total tax amount while foreign companies whose total income is less than or equal to INR 100 million but greater than INR 10 million will be subject to 2% surcharge on its total tax amount. Further, a health and education cess of 4% on the surcharge and total tax amount is payable by domestic and foreign companies.

[2]

All transactions entered on a recognized stock exchange in India will be subject to applicable Securities Transaction Tax levied on the transaction value. The condition of payment of STT, even at the time of acquisition, does not apply to a SEBI registered Category I or II FPI.

www.alpsfunds.com	95

●

Long-term capital gains from the sale of Indian securities that were not executed on a recognized stock exchange in India are taxed at the rate of 10% in India. Short-term capital gains from sale of Indian securities not executed on a recognized stock exchange in India are taxed at 30% in India.

The holding period for determining whether capital gains are long-term or short-term in nature depends upon the type of security. For listed shares of a company or a unit of an equity oriented fund, gains are considered to be long term if they are held for longer than twelve (12). Except for unlisted shares, capital gains on other securities are treated as long-term if they are held for longer than thirty-six (36) months. Capital gains earned from the transfer of shares that are not listed on a recognized stock exchange in India are treated as long-term is they are held for longer than twenty-four (24) months.

The primary tax advantage of investing through the Portfolio and relying on the Treaty is the elimination of India’s short-term capital gains tax (and long-term capital gains tax effective from April 1, 2018), provided that the shares were acquired prior to April 1, 2017. Any further changes to the Treaty’s provisions, the Treaty’s applicability to the Portfolio, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Portfolio by India, which could reduce the return to the Fund on its investments. Notably, the Act clarifies that the securities held by an FPI shall be treated as ‘capital assets’ and any income earned therefrom shall be treated as ‘capital gains’. More information on the taxation of the Portfolio is set out under “Taxation” in the SAI.

The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. The Portfolio shall issue registered and redeemable shares. The Fund is the sole shareholder in the Portfolio. The Portfolio holds a Category 1 Global Business License under the Financial Services Act 2007. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Portfolio are consolidated in the statement of net assets and operations of the Fund. All investments held by the Portfolio are disclosed in the accounts of the Fund.

Dividends

Dividends received by non-resident shareholders are currently exempt from tax (certain resident shareholders are required to pay taxes on dividends received in excess of a prescribed threshold). Accordingly, dividends earned by the Portfolio would be exempt from tax in India. However, Indian investee companies declaring, distributing or paying dividends are required to pay a Dividend Distribution Tax (“DDT”) at an effective rate of 20.56% (including an applicable surcharge and health and education cess of 4%).

Further, based on a specific clarification issued by the CBDT, even if shares of the Portfolio derive ‘substantial value’ from India, any dividends distributed by the Portfolio to its shareholders or the Fund would not be considered as income accruing or arising in India and thus, would not be taxable in India.

Income Generation Risk

A Fund or an underlying ETF may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Fund’s or the underlying ETF’s ability to meet its income level objectives.

Industry and/or Sector Risk

A Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact a Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

Risks of Investing in Inflation-Protected Securities

A Fund or an underlying ETF may make investments in Treasury inflation-protected securities, also known as TIPS. The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Short term increases in inflation may also lead to a decline in value. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund or the underlying ETF may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund or an underlying ETF holds TIPS, the Fund or the underlying ETF may earn less on the securities than on conventional bonds. Any increase in principal value of TIPS caused by an increase in the index is taxable in the year the increase occurs, even though a Fund or an underlying ETF will not receive cash representing the increase at that time. As a result, a Fund or an underlying ETF could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the TIPS in a Fund’s portfolio will decline. In addition, because the principal amount of TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is

96	Prospectus | February 28, 2019, as supplemented June 25, 2019

a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate.

Infrastructure Companies Risk

Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by a Fund or an underlying ETF are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if an instrument has an average duration of five years, a 1% increase in interest rates generally would result in a 5% decrease in the instrument’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-protected securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Large-Cap Stock Risk.

An underlying ETF’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity and Valuation Risk

Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Certain of a Fund’s or an underlying ETF’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund or the underlying ETF to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent a Fund or an underlying ETF invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Active Management Risk

The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

Loan Risk

The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Loans may have settlement times longer than seven days, which can affect the overall liquidity of the Fund’s portfolio. In addition, certain loans may not be “securities” under the federal securities laws and the holders of such loans may not have the protections of the federal securities laws.

Managed Portfolio Risk

As an actively managed portfolio, the value of a Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve a Fund’s investment objective.

Market Risk

Overall securities market risks may affect the value of individual instruments in which a Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. The financial crisis in the U.S. and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

www.alpsfunds.com	97

Mauritius Portfolio Risk

By investing in the Portfolio, the ALPS | Kotak India Growth Fund is indirectly exposed to the risks associated with the Portfolio’s investments. The Portfolio is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States, India and/or Mauritius, could result in the inability of the Fund and/or the Portfolio to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund. The investments held by the Portfolio generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Mortgage-Backed and Asset-Backed Risk

MBS and ABS are subject to certain risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS are susceptible maturity risk because issuers of securities held by a Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise. As a result, in a period of rising interest rates, MBS exhibit additional volatility, known as extension risk. ABS also are subject to maturity risk, although to a much smaller degree.

New Fund Risk

The Fund was recently formed and therefore has limited performance history for investors to evaluate.

Non-Diversification

Funds that are non-diversified and may invest a greater percentage of their assets in particular asset classes, securities of a single issuer or instrument and in a relatively small number of issuers or instruments, they are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers or instruments may also present substantial credit or other risks.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

Options Risk

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or “premium,” from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund or the underlying ETF uses futures and options on futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based up on certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund’s or an underlying ETF’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, a Fund or an underlying ETF may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. A Fund’s or an underlying ETF’s ability to establish and close out futures and options positions depends on this secondary market.

98	Prospectus | February 28, 2019, as supplemented June 25, 2019

Odd Lot Pricing Considerations

Bonds are typically purchased and held as odd lots. Pricing services value such securities based on bid prices for round lots; round lot prices may reflect more favorable pricing than odd lot holdings. A Fund may, in consideration of the foregoing, purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. There can be no assurance that the Fund’s special valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market.

Portfolio Size Effect

During periods in which the relative size of the Fund’s portfolio is smaller, certain positions are likely to be more susceptible to market fluctuations and have a greater overall impact on the Fund’s performance.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Funds do not expect to engage in active and frequent trading of securities as a primary investment strategy, a Fund’s deployment of its principal investment strategies may result in incidental active and frequent trading of portfolio securities, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in a Fund’s Fees and Expenses table. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary U.S. federal income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock Risk

The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Prepayment and Extension Risk

When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund or an underlying ETF may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s or an underlying ETF’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s or an underlying ETF’s share price and yield and could hurt a Fund’s or an underlying ETF’s performance. Prepayments could also create capital gains tax liability in some instances.

Pricing Risk

If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Private Equity Risk

In addition to the risks associated with the ALPS | Red Rocks Listed Private Equity Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, valuation risk, managed portfolio risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately–held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

www.alpsfunds.com	99

Privately Placed Securities Risk

Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Real Estate Investment Trust (“REIT”) Risk

Investing in REITs may subject the Fund or an underlying ETF to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Repurchase Agreements Risk

A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

Risk of Investing in Commodity Pooled Investment Vehicles

A Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies.

Risk of Investing in Other Investment Companies

Each Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Each Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, a Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs. Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Rule 144A Securities Risk

The Funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Funds’ Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, a Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.

Sector and Securities Selection Risk

The performance of a Fund is related to the economic sectors that the Sub-Adviser may choose to emphasize or deemphasize from time to time, as well as to the individual securities within those sectors held by the Fund or the underlying ETF. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

Securities Lending Risk

A Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Funds’ SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a

100	Prospectus | February 28, 2019, as supplemented June 25, 2019

fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Micro-, Small- and Medium-Size Company Risk

To the extent that a Fund invests in micro-, small- and mid-capitalization stocks, the Fund is likely to be more volatile than a fund that invests only in large companies. Micro, small- and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Small-Cap Stock Risk.

An underlying ETF may invest significantly in small-capitalization companies, and each underlying ETF may define “small-capitalization” differently. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and may be subject to greater and more abrupt price fluctuations. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies. Small-cap companies’ earnings and revenues may be less predictable, and there may be less publicly available information about these companies, which can affect the pricing of their shares.

Mid-Cap Stock Risk.

An underlying ETF may invest significantly in mid-capitalization companies, and each underlying ETF may define “mid-capitalization” differently. Mid-cap stocks are often more volatile and less liquid than investments in large-cap companies, and may be subject to greater and more abrupt price fluctuations. Mid-cap companies may also lack the management experience, financial resources and product diversification of larger companies.

Sovereign Debt Risk

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Style Investing Risk

To the extent a Fund or an underlying Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

Subsidiary Risk

By investing in the Subsidiary, the CompleteCommodities Strategy will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Tax Risk

One of the requirements for favorable tax treatment as a RIC under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. If a Fund were not to qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to

www.alpsfunds.com	101

shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

The CompleteCommodities Strategy Fund will make certain commodities-linked investments. The IRS has issued a revenue ruling which concludes that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Code. However, in a subsequent revenue ruling, namely, Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. If the IRS were to determine that income of the CompleteCommodities Strategy Fund from certain commodity-linked investments does not constitute non-qualifying income for a RIC and if such position were upheld, the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund level. If the IRS were to issue further guidance, or Congress were to enact legislation, that adversely affects the tax treatment of the Fund’s commodity-related investments, it could limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s Board may authorize a change in investment strategy.

Temporary Investments and Risks

A Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.

Value Stocks Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by a Fund to be undervalued may actually be appropriately priced.

Exchange-Traded Funds Investment Risk

Each of the underlying ETFs in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such underlying ETFs. Those underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including RiverFront ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. ETFs are investment companies that are bought and sold on a securities exchange. The Fund could lose money by investing in an ETF including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.

Disclosure of Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

Management

ALPS Advisors, subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ALPS Advisors has received “manager of managers” exemptive relief from the SEC (the “Order”) that permits ALPS Advisors, subject to the approval of the Trust’s Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, ALPS Advisors or any sub-adviser) to select certain wholly-owned and non-affiliated investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to manage all or a portion of the assets of a sub-advised series and enter into investment sub-advisory agreements with the Sub-Advisers (each, a Sub-Advisory Agreement”) and (ii) materially amend Sub-Advisory Agreements with the Sub-Advisers without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. Shareholders of the Funds have approved the use of the Order. The Order permits the Funds to add or to change Sub-Advisers or to change the fees paid to such Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, ALPS Advisors has the ultimate responsibility (subject to oversight by the Trust’s Board) to oversee any Sub-Adviser and recommend their hiring, termination and replacement, and ALPS Advisors may, at times, recommend to the Board that a Fund change, add or terminate its Sub-Adviser; continue to retain its Sub-Adviser even though the Sub-Adviser’s ownership or corporate structure has changed; or materially change the Sub-Advisory Agreement with its Sub-Adviser. Each Fund will notify shareholders of any change in the identity of a Sub-Adviser or the addition of a Sub-Adviser to the Fund.

102	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | Red Rocks Listed Private Equity Fund

The Adviser has delegated daily management of Fund assets to Red Rocks Capital LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

The Sub-Adviser is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Sub-Adviser has developed and maintains a Listed Private Equity Index. The Sub-Adviser also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year). As of December 31, 2018, Red Rocks Capital had investment management authority with respect to approximately $208.7 million in assets.

The Sub-Adviser is a wholly owned subsidiary of the Adviser. Located in Denver, Colorado, the Adviser is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”). ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings is an indirect wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired ALPS Holdings’ parent company DST Systems, Inc. in a transaction which closed on April 16, 2018.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.57% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2018.

The Adviser and Sub-Adviser have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2020.

The Sub-Adviser retains the right to use the name “Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Adviser is or may become associated. The Sub-Adviser has granted to the Trust the right and license to use the name “Listed Private Equity”, which right and license shall automatically terminate ninety (90) days after termination of the Sub-Advisory Agreement.

ALPS | WMC Research Value Fund

On August 29, 2009, the Activa Mutual Funds Trust – Activa Value Fund (the “Predecessor Fund”) reorganized into the Fund. The Predecessor Fund commenced operations on August 10, 1971. The Adviser had not served as investment adviser to the Predecessor Fund. Wellington Management Company LLP (the “Sub-Adviser”) has managed the Fund since January 1, 2000.

The Adviser has delegated daily management of Fund assets to the Sub-Adviser, who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser served as investment sub-adviser to the Predecessor Fund. The Sub-Adviser is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. The Sub-Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Sub-Adviser and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2018, Wellington Management had investment management authority with respect to approximately $1,003 billion in assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500 million and above. The sub-advisory management fee is paid on a monthly basis.

www.alpsfunds.com	103

The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2018.

The Adviser has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2020.

Clough China Fund

At the close of business on January 15, 2010, the Old Mutual Funds Trust I – Old Mutual China Fund (the “Predecessor Fund”) reorganized into the Fund. The Predecessor Fund commenced operations on December 30, 2005. The Adviser did not serve as investment adviser to the Predecessor Fund.

The Adviser has delegated daily management of Fund assets to Clough Capital Partners LP (the “Sub-Adviser” or “Clough Capital”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser served as investment sub-adviser to the Predecessor Fund since July 2009. The Sub-Adviser is a Delaware limited partnership with principal offices at One Post Office Square, 40th Floor, Boston, Massachusetts 02109. Clough Capital is a registered investment adviser under the Investment Advisor’s Act of 1940, which provides investment services to investment companies, including four global long / short private investment funds, an Asia only long / short private investment fund (focusing significantly on China) and three global closed-end mutual funds. Clough Capital was founded in 2000 and, as of December 31, 2018, had investment management authority with respect to approximately $1.7 billion in assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.35% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.90% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending, October 31, 2018.

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.70% for Class I shares, 1.95% for Investor Class and Class A shares, and 2.70% for Class C shares through February 28, 2020. During such period, the Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

The Adviser has delegated daily management of Fund assets to CoreCommodity Management, LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

The Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940 engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. The Sub-Adviser is owned by CoreCommodity Capital, LLC, which is controlled by the Sub-Adviser’s senior management. The Sub-Adviser’s address is 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets, less any amounts payable for advisory services, over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named the CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) pursuant to that certain Investment Advisory Agreement between the Subsidiary and the Adviser, which agreement specifies an advisory fee rate in the amount of 0.85% of the average daily net assets of the Subsidiary. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Sub-Advisory Agreement as follows: The

104	Prospectus | February 28, 2019, as supplemented June 25, 2019

Adviser will pay the Sub-Adviser an annual management fee of 0.75% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two-years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending, October 31, 2018.

The Subsidiary has entered into a separate advisory agreement with Adviser (the “Subsidiary Advisory Agreement”), and a separate sub-advisory agreement with the Sub-Adviser, the Fund’s and the Subsidiary’s investment sub-adviser (the “Subsidiary Sub-Advisory Agreement”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser for services provided to the Fund in an amount equal to the sub-advisory fee it receives from the Adviser for services provided to the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

The initial term of the Subsidiary Advisory Agreement and the Subsidiary Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement and the Subsidiary Advisory Agreement upon sixty (60) days’ notice.

The Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/ expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Class A shares), 1.05% (for Investor Class shares), 1.05% (for Class C shares) and 1.15% (for Class I shares) of average daily net assets through February 28, 2020.

The RiverFront Funds

The Adviser has delegated daily management of each Fund’s assets to RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of each Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

RiverFront, established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary St., Richmond, Virginia 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation as a result of its minority equity interests and representation on RiverFront’s board of directors. RiverFront Investment Group, LLC, is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and exchange-traded funds (ETFs). RiverFront also serves as sub-advisor to a series of mutual funds and ETFs. As of December 31, 2018, RiverFront had approximately $6.9 billion in assets under advisement (discretionary and non-discretionary).

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser and into a Sub-Advisory Agreement with the Sub-Adviser and the Adviser. As of October 30, 2018, neither the Adviser nor the Sub-Adviser receives a management fee for its services under the Advisory Agreement or under the Sub-Advisory Agreement, as applicable. Each Fund intends to invest, however, in ETFs that are sub-advised by RiverFront and which may be advised by the Adviser. Neither the Adviser nor RiverFront will waive any portion of the management fees payable by or in connection with such underlying ETFs, and as a consequence each Fund indirectly bears a portion of the management fees charged by the Adviser or by RiverFront to such underlying ETFs.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of a Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the RiverFront Funds’ Advisory Agreement and Sub-Advisory Agreement is provided in the Funds’ annual report to shareholders for the period ended October 31, 2018.

ALPS | Kotak India Growth Fund

The Adviser has delegated daily management of Fund assets to Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser” or “Kotak”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

Kotak is registered with the SEC as a registered investment adviser and holds a Capital Markets License for Fund Management issued by the Monetary Authority of Singapore. Kotak’s principal business address is 16 Raffles Quay, #35-02,

www.alpsfunds.com	105

Hong Leong Building, Singapore 048581. As of December 31, 2018, Kotak had approximately $3.36 billion in assets under management.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets, less any amounts payable for advisory services, over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named the India Premier Equity Portfolio (the “Subsidiary”) pursuant to that certain Investment Advisory Agreement between the Subsidiary and the Adviser, which agreement specifies an advisory fee rate in the amount of 1.25% of the average daily net assets of the Subsidiary. The management fee is paid on a monthly basis.

The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) as follows: The Adviser will pay the Sub-Adviser an annual management fee of 1.15% based on the Fund’s average daily net assets on the first $50 million and 1.05% based on the Fund’s average daily net assets over $50 million. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The initial term of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending October 31, 2018.

The Adviser and the Sub-Adviser have contractually agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2020. In addition, with reference to that certain Investment Sub-Advisory Agreement (the “Subsidiary Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser, and the Subsidiary, the Sub-Adviser hereby agrees to contractually waive a portion of it Sub-Advisory Fee in an amount equal to the management fees paid by the Adviser to the Sub-Adviser under the Subsidiary Sub-Advisory Agreement, in each case over the same given period.

ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund

The Adviser has delegated daily management of each Fund’s assets to Smith Capital Investors, LLC (the “Sub-Adviser” or “Smith Capital”). The Sub-Adviser is engaged to manage the investments of each Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

Smith Capital, an investment adviser registered with the Securities and Exchange Commission and a Colorado limited liability company, is located in Denver, Colorado, and was established in 2018. Smith Capital’s principal address is 1430 Blake Street, Denver, Colorado 80202.The Portfolio Manager’s advisory experience is described below.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the ALPS | Smith Total Return Bond Fund and the ALPS | Smith Short Duration Bond Fund will pay the Adviser an annual management fee of 0.545% and 0.365% respectively based on such Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. Pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), the Adviser will pay the Sub-Adviser an annual sub-advisory management fee of 0.42% and 0.29% based on, respectively, the ALPS | Smith Total Return Bond Fund and the ALPS | Smith Short Duration Bond Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and the Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2018.

The Adviser and Sub-Adviser have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.67% and 0.49% of, respectively, the ALPS | Smith Total Return Bond Fund and the ALPS | Smith Short Duration Bond Fund’s average daily net assets. This agreement is in effect through February 28, 2020. The Adviser and the Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses they have borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expense were deferred. The Adviser and the Sub-Adviser may not discontinue this waiver without the approval of the Fund’s Board of Trustees.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of a Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The initial term of the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board,

106	Prospectus | February 28, 2019, as supplemented June 25, 2019

shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Funds’ Advisory Agreement and Sub-Advisory Agreement is provided in the Funds’ annual report to shareholders for the period ended October 31, 2018.

Advisory Fees

During the most recent fiscal year ended October 31, 2018, each Fund that has been in operation for a full fiscal year paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment adviser and/or the Fund’s sub-adviser (as applicable). Daily investment decisions are made by the respective sub-adviser(s) for each Fund (as applicable), whose investment experience is described below under the heading “Portfolio Managers.”

Fund Name	Contractual Annual Advisory Fee (as a percentage of daily net assets)	Aggregate Annual advisory fee paid to investment adviser (as a percentage of daily net assets)	Aggregate Annual advisory fee paid to sub-adviser (as a percentage of daily net assets)
ALPS | Red Rocks Listed Private Equity Fund	0.85%	0.28%	0.57%
ALPS | WMC Research Value Fund	0.57%	0.17%	0.40%
Clough China Fund	1.19%	0.29%	0.90%
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	0.85%	0.09%	0.76%
ALPS | Kotak India Growth Fund	0.37%	0.03%	0.34%

The Portfolio Managers

The portfolio managers are responsible for the day-to-day operation of each Fund.

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Funds is included in the SAI.

ALPS | Red Rocks Listed Private Equity Fund

Each of the persons listed below has served as the Fund’s portfolio manager since March 2017. The Fund’s portfolio managers are jointly and primarily responsible for making investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Kirk McCown, CFA

Prior to joining Red Rocks Capital in 2007, Mr. McCown was with Janus Capital and before that at Crestone Capital Management, where he was Founder and Chief Investment Officer. Previously, Mr. McCown served as Senior Vice President and Portfolio Manager for Reich & Tang in New York, Portfolio Manager for The St. Paul Companies and as a Trust Investment Officer for Norwest Bank in Omaha. Mr. McCown has a B.A. and M.A. from the University of Nebraska. He has over 40 years of investment experience and is a CFA charter holder.

Andrew Drummond

Prior to joining Red Rocks Capital in 2007, Mr. Drummond was a Portfolio Manager at Sargent, Bickham Lagudis in Boulder, Colorado. Previously, Mr. Drummond was an Equity Analyst for Berger Financial Group from 1999 through 2003 and an Analyst for Colorado Public Employees’ Retirement Association from 1996 to 1999. Mr. Drummond began his investment management career at The Boston Company Asset Management in 1992. Mr. Drummond has a B.S. from the University of Colorado and M.S. in finance from the University of Denver and over 25 years of industry experience.

www.alpsfunds.com	107

Portfolio Managers	Past 5 Years’ Business Experience
Wyck Brown, CFA

Mr. Brown was named Senior Vice President of Red Rocks Capital in 2017. Mr. Brown joined ALPS in 2014 and, prior to joining ALPS, Mr. Brown was a principal and senior portfolio manager at Braddock Financial for nearly twelve years, focusing on startups, private equity portfolio companies and fixed-income investments. Previously, for over nine years, Mr. Brown served as portfolio manager, trader, and analyst, while working for ING Investment Management as well as Great-West Life & Annuity Assurance Co.

Mr. Brown received his M.B.A. in Finance from the University of Denver Daniels College of Business and a B.S. in Business Administration – Information Systems from the University of Colorado, Boulder. He is a CFA charter holder and has over 20 years of industry experience.

ALPS | WMC Research Value Fund

The portfolio managers listed below have served as portfolio managers of the Fund since February 2015. The Fund’s portfolio managers are jointly and primarily responsible for making investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Mary L. Pryshlak, CFA

Senior Managing Director, and Director of Global Industry Research has served as the Portfolio Manager of the Fund since January 2018. Ms. Pryshlak joined the firm as an investment professional in 2004.

Jonathan G. White, CFA	Managing Director, and Director, Research Portfolios has managed the Fund since January 2018. Mr. White joined the firm as an investment professional in 1999.

(1)	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Clough China Fund

Each of the persons listed below is a member of the portfolio management team and is jointly and primarily responsible for making investment decisions. Mr. Clough and Mr. Bose were appointed co-portfolio managers of the Fund in November 2017.

Portfolio Managers	Past 5 Years’ Business Experience
Charles I. Clough, Jr. (Co-Portfolio Manager)

Founding Partner and Chief Executive Officer of Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over seventeen years.

Anupam Bose (Co-Portfolio Manager)

Mr. Bose joined Clough Capital in 2014 and has over 11 years of industry experience. He covers equity investments in the information technology sector. Prior to joining the firm, Anupam worked as a technology research analyst at Westfield Capital Management (2012 – 2014) and at McKinsey & Company (2003-2006 and 2008-2012) where he led projects in corporate finance and private equity practices. He also worked as an intern at The Carlyle Group where he assessed growth capital investments (May 2008 – June 2008). Anupam earned his MBA from the MIT Sloan School of Management and his undergraduate degree in Electrical Engineering from the Indian Institute Technology.

108	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

The portfolio manager is primarily responsible for the day-to-day operation of the Fund and the Cayman Subsidiary. The portfolio manager has served as the portfolio manager of the Fund since its inception in June 2010.

Portfolio Managers	Past 5 Years’ Business Experience
Robert B. Hyman

Senior Vice President for CoreCommodity Management, LLC (“CCM”) and Co-Portfolio Manager to the Fund and its Cayman Subsidiary. Mr. Hyman re-joined CCM in June 2010. During his 30-plus years successfully trading commodities and commodity related products, Mr. Hyman has held a number of trading and risk control positions, including proprietary trading positions at Lehman Brothers, Amerada Hess Crude & Gas Co. and Drexel Burnham Lambert. Mr. Hyman graduated from Dartmouth College in 1978 with a Bachelor of Arts degree in Government. Mr. Hyman has been Portfolio Manager of the Fund and the Cayman Subsidiary since its inception in June 2010 (and Co-Portfolio Manager from May 2012 to July 2015).

The RiverFront Funds

While each portfolio manager has responsibility for the day-to-day operations of the Funds, Michael Jones and Kevin Nicholson are the lead portfolio managers for each Fund, and as such are jointly and primarily responsible for portfolio decisions and day-to-day management.

The individuals listed below are members of the investment management team at RiverFront that manages each RiverFront Fund’s investments. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below. Michael Jones, CFA of RiverFront Investment Group, LLC has been a portfolio manager of the Fund since its inception in August 2010. Kevin Nicholson, CFA has been a portfolio manager since February 2015. Deva Meenakshisundaram, FRM and Bill Ryder, CFA, CMT have been portfolio managers since February 2018. Effective March 31, 2019, Mr. Jones will no longer serve as a portfolio manager, and Rebecca Felton, Chief Risk Officer of RiverFront will join the portfolio management team of the Fund.

Portfolio Managers	Past 5 Years’ Business Experience
Michael Jones, CFA®(1)

Mr. Jones is a lead portfolio manager of each Fund and in that capacity is primarily and jointly responsible for making strategic asset allocation decisions for each Fund.Michael serves as Chairman of RiverFront Investment Group, LLC and President and CEO of RiverFront’s RiverShares Division. He has been Chairman of RiverFront since co-founding the firm in April 2008. Previously, Mr. Jones was Chief Investment Officer of Wachovia Securities since 2002. He has more than 24 years of investment experience. Mr. Jones received his BA from the College of William & Mary and his MBA from the Wharton School at the University of Pennsylvania.

Kevin Nicholson, CFA®(1)

Mr. Nicholson is a lead portfolio manager of each Fund (and in that capacity is primarily and jointly responsible for making strategic asset allocation decisions for each Fund) and also serves as Chief Market Strategist and COO of RiverFront’s RiverShares Division. Kevin is responsible for raising and deploying cash in the portfolios, as well as determining which asset classes to use as funding or investment sources when making the tactical allocation decisions in the RiverFront strategies. Kevin’s career has spanned over 25 years and during that time he has served in various capacities in trading, portfolio management and risk management. He joined RiverFront in 2010 and served as the senior Fixed Income Portfolio Manager for 2 years and the Chief Risk Officer for 4 years. In his role as Chief Market Strategist, his primary responsibility is implementing the tactical asset allocation shifts in the firm’s strategies. In addition, Kevin serves on the firm’s Investment Committee.

www.alpsfunds.com	109

Portfolio Managers	Past 5 Years’ Business Experience
Deva Meenakshisudaram, FRM(1)

Deva oversees the development and design of RiverFront’s asset allocation process and supports the Risk Management team with a quantitative and analytical Risk Management framework. He is responsible for establishing quantitative model governance and best practices across the firm, while supporting overall investment processes with mathematical and statistical decision making tools. In addition, he serves on the firm’s Investment Committee. Prior to joining RiverFront, Deva spent more than a decade in the investment industry, first in Chesapeake Capital developing trade execution strategies and statistical reporting for institutional clients. He has served as a consultant with RiverFront since 2009, helping to develop the firm’s first asset allocation and optimization tools. Most recently, Deva worked at Capital One in their Marketing Analytics group, helping to improve customer experience.

Bill Ryder, CFA, CMT(1)

Bill serves as Director of Quantitative Market Strategy bringing more than 20 years of experience in the business. In his current role, Bill has worked to develop a number of quantitative tools that provide market signals to the team; focusing on time periods of 1 to 3 months. Prior to launching RiverFront, Bill was Director of Quantitative Strategy at Wachovia Securities and its predecessor firms. Bill joined the Investment Strategy Department of Wachovia Securities (Wheat First Butcher Singer) in 1991 and during his time there also served as a portfolio manager for separately managed and mutual fund portfolios. Bill is a Chartered Financial Analyst (CFA) and Chartered Market Technician (CMT).

Rebecca Felton

Rebecca Felton serves as Chief Risk Officer and is responsible for the reactive risk management process. She brings over 30 years of industry experience to this role. Ms. Felton has been with RiverFront since the company’s founding in 2008. She was previously at Wachovia Securities where she served as Senior Vice President and Senior Portfolio Manager for the Wachovia Compass Advisory Program. Additionally at Wachovia, she managed relationships with the fi rm’s national research providers and was responsible for communicating research recommendations to the retail system through live daily broadcasts, written reports and branch seminars. Ms. Felton earned a BS in Business Administration from the University of Richmond and an MBA from Virginia Commonwealth University.

(1)

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute. Chartered Market Technician (CMT) is a professional designation that confirms mastery in technical analysis of the financial markets. To hold the designation, fully granted professional membership in the CMT Association is required. FRM stands for Financial Risk Manager. The FRM designation is a professional certification offered by the Global Association of Risk Professionals (GARP) and it is widely recognized as the premier global certificate for financial risk professionals.

ALPS | Kotak India Growth Fund

The person listed below has served as the Fund’s portfolio manager since the Fund’s inception in February 2011.

Portfolio Managers	Past 5 Years’ Business Experience
Nitin Jain, CFA®(1)

Mr. Jain has served as a portfolio manager since the Fund’s inception and as the Principal Fund Manager of Kotak’s Long-Only Equities Fund Management from November 2006 to present. Mr. Jain received his B.E. in Mechanical Engineering and an M.M.S. from Mumbai University and CFA®.

(1)	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

110	Prospectus | February 28, 2019, as supplemented June 25, 2019

ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund

The portfolio manager is primarily responsible for the day-to-day operation of the Fund. More information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund is included in the SAI.

Portfolio Manager	Past 5 Years’ Business Experience
Gibson Smith

Mr. Smith is the Chief Investment Officer of Smith Capital Investors, LLC, and has served as portfolio manager of the Funds since their inception in 2018. Prior to his association with Smith Capital Investors, Mr. Smith was the Chief Investment Officer of Fixed Income of Janus Capital from 2006 to 2016. Mr. Smith holds a Bachelor’s degree in Economics from the University of Colorado.

Eric Bernum

Mr. Bernum is an Investor with Smith Capital Investors, LLC, and has served as portfolio manager of the Funds since 2019. Prior to his association with Smith Capital Investors, Mr. Bernum was an Executive Director, Senior Portfolio Manager at J.P. Morgan Asset Management from 2017 to 2018. Before that, Mr. Bernum was at Janus Capital Group from 2004 to 2017 holding various positions including Assistant Portfolio Manager and the Co-Head of Global Fixed Income Trading. Mr. Bernum holds a Bachelor’s degree in Finance from Colorado State University.

Administrator, Distributor and Transfer Agent of the Funds

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Funds’ administrator, fund accounting agent and transfer agent. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Funds’ distributor.

Buying, Exchanging and Redeeming Shares

This Prospectus only offers Investor Class, Class A, Class C and Class I shares of each Fund, except that the ALPS | Red Rocks Listed Private Equity Fund also offers Class R shares in this Prospectus. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class; and
●

whether you qualify for any reduction or waiver of sales charges (for example, Investor Class and Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Investor Class, Class A and Class C shares are generally available only in connection with financial intermediaries. The Class I shares are offered only through the certain types of financial intermediaries and to certain institutional investors. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Class R Shares are generally offered through retirement plan platforms, including, but not limited to, banks, insurance companies and trust companies.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

The RiverFront Asset Allocation Moderate is designed to qualify as a qualified default investment alternative (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Retirement plan fiduciaries, and not the Fund or its investment advisers, are responsible for determining whether the Fund qualifies as a QDIA. As a QDIA, the Fund may, at the election of certain employee retirement plan sponsors, be designated as a default investment for such plans, meaning that when plan participants fail to make investment elections, the plan sponsors may direct participant contributions towards purchases of Fund shares.

Distribution and Services (12b-1) Plan for Investor Class, Class A, Class C and Class R Shares

Each Fund has adopted a separate plan of distribution for Investor Class, Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). In addition, the ALPS | Red Rocks Listed Private Equity Fund has adopted a separate Plan for its Class R shares.

The Plans allow each Fund, as applicable, to use Investor Class, Class A, Class C and/or Class R assets to pay fees in connection with the distribution and marketing of, and/or ongoing shareholder services to Investor Class, Class A, Class C or Class R shareholders. Each Plan permits payment for services in connection with the administration of plans or

www.alpsfunds.com	111

programs that use Investor Class, Class A, Class C and/or Class R shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares, 1.00% of a Fund’s average daily net assets attributable to its Class C shares, and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares. Because these fees are paid out of a Fund’s Investor Class, Class A, Class C or Class R assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class, Class A, Class C and Class R shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares. The Distributor may, pursuant to a written agreement between Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares should the financial intermediary forgo the commission.

Shareholder Services Plan for Investor Class and Class A Shares

The ALPS | Red Rocks Listed Private Equity Fund, CompleteCommodities Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Smith Total Return Bond Fund and the ALPS | Smith Short Duration Bond Fund have each adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Investor Class shares and Class A shares. Under the Services Plan, each Fund is authorized to pay select financial intermediaries and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Investor Class or Class A shares of the average daily net asset value of the Investor Class or Class A shares of a Fund attributable to or held in the name of a Participating Organization. The fee is compensation for providing some are all of the following on-going services: (i) maintaining separate records for each beneficial shareholder; (ii) transmitting purchase and redemption orders; (iii) preparing and transmitting account statements for each beneficial shareholder; (iv) transmitting proxy statements, periodic reports, and other communications to beneficial shareholder; and/or (v) providing periodic reports to the Funds to enable each fund to comply with state Blue Sky requirements. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund.

Payments to Financial Intermediaries

The Funds’ Adviser and/or Sub-Adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities for out of their own resources. The Adviser or Sub-Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries out of their own resources. The amount of these payments is determined by the adviser or sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Networking, Sub-Accounting and Administrative Fees

Certain financial intermediaries may contract with the Funds, or their designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Funds. In consideration for providing these services, the financial intermediaries will receive compensation, which is typically paid by the Funds. Any such payment by a Fund to a financial intermediary for networking, recordkeeping, sub-accounting and/or administrative services are in addition to any 12b-1 related services provided to shareholders. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Investment Minimums

Each Fund offers investors four Classes of shares in this Prospectus: Classes Investor, A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. The ALPS | Red Rocks Listed Private Equity Fund also offers Class R shares. There is no investment minimum for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within a Fund. There is no subsequent investment minimum.

Each Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

112	Prospectus | February 28, 2019, as supplemented June 25, 2019

Buying Shares

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may not purchase, exchange or redeem shares of a Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, each Fund is available only to U.S. citizens or residents.

Sales Charge When You Purchase Investor Class, Class A or Class C shares

Below is a summary of certain features of Investor Class, Class A, and Class C shares:

	Investor Class	Class A	Class C
Initial Sales Charge	None	Up to 5.50%*	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than 18 months)	None (except on redemptions of certain large purchases held for less than 18 months)	1.00% on redemptions within 12 months
Distribution and Service Fees	Up to 0.40%**	Up to 0.40%**	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally higher than Class C due to lower annual expenses	Generally lower than Investor Class due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

*

Depending on the total assets you invest. A CDSC of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. See Section titled “Contingent Deferred Sales Charge” below.

**	Depending on the Fund in which you invest.

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Investment	Dealer Concession as a Percentage of Offering Price*
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.60%
$1 million or greater	0.00%	0.00%	0.00%

*	“Offering Price” includes the font-end sales load.

The Investor Class, Class C, Class R and Class I shares do not charge an initial sales load.

www.alpsfunds.com	113

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of a Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as a Fund, its agents, or your financial intermediary may not retain this information.

A Fund may waive Class A sales charges on investor purchases including shares purchased by:

●	Officers, directors, trustees and employees of the adviser, sub-adviser and their respective affiliates;
●	Registered representatives and employees of financial intermediaries with a current selling agreement with the
●	Distributor or the adviser;
●	Immediate family members of all such persons as described above;
●	Financial intermediary supermarkets and fee-based platforms; and
●

Financial intermediaries who have entered into an agreement with the Principal Underwriter/Distributor/the fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of a Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

●	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
●	solely controlled business accounts; and
●	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through a Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 18

114	Prospectus | February 28, 2019, as supplemented June 25, 2019

months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

Waiver of CDSC

Each Fund may waive the imposition of a CDSC on redemption of Fund shares under the following circumstances and conditions:

●

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

●

required minimum distributions from a tax-advantaged retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

Exchanging Shares of ALPS-Advised Funds

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

●	ALPS | Red Rocks Listed Private Equity Fund
●	ALPS | WMC Research Value Fund
●	Clough China Fund
●	ALPS | CoreCommodity Management CompleteCommodities Strategy Fund
●	RiverFront Asset Allocation Aggressive
●	RiverFront Asset Allocation Growth
●	RiverFront Asset Allocation Growth & Income
●	RiverFront Asset Allocation Moderate
●	RiverFront Asset Allocation Income & Growth
●	ALPS | Kotak India Growth Fund
●	ALPS | Smith Total Return Bond Fund
●	ALPS | Smith Short Duration Bond Fund

If you are an existing shareholder of a Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in “Investment Minimums” above. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold.

You may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

Effective May 1, 2019 (the “Effective Date”), each Fund will adopt an automatic conversion feature for Class C Shares. Beginning on the Effective Date, each Class C Share of each Fund will automatically convert to Class A Shares of the same Fund with equivalent aggregate value, approximately eight (8) years after the date of purchase of such Class C Share (“Auto Conversion”).

Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods for Class C Shares and therefore may not be able to process such conversion for Class C Shares held prior to the Effective Date. In these instances, each Class C Share held as of the Effective Date will automatically convert to Class A Shares with equivalent aggregate value approximately eight (8) years after the Effective Date. If you have any questions regarding your Financial Intermediary’s ability to implement the Auto Conversion feature please contact an authorized agent of your Financial Intermediary for additional information.

Additional Information About Exchanges

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-advantaged account. Transfers between classes of a Fund are generally not considered a taxable transaction.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

www.alpsfunds.com	115

Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Payment of redemption proceeds will ordinarily be made on the next business day following the date of redemption, but, in any case, within no more than seven business days from the date of redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to ten business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to your bank account of record. A Fund or your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind may take longer than other redemption payments because the payment will be made at least in part in securities rather than cash, and will ordinarily be made within no more than seven business days from the date of redemption.

In most situations where the Fund distributes securities to meet a redemption request, the Fund expects to distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations relating to odd-lot amounts of securities and securities subject to transfer restrictions. Each Fund reserves the right, however, to distribute individual securities (which may not be representative of the portfolio as a whole) in consultation with, or at the recommendation of, the Adviser or Sub-Adviser, as applicable.

Redemption Fees

If you sell or exchange your shares of the ALPS | Red Rocks Listed Private Equity Fund, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund after holding them 90 calendar days or less, or the Clough China Fund, the CompleteCommodities Strategy Fund and the ALPS | Kotak India Growth Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund(s) also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;

116	Prospectus | February 28, 2019, as supplemented June 25, 2019

●	Redemptions related to death or due to a divorce decree;
●

Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

●

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Share Transactions

Small Account Balances/Mandatory Redemptions

None of the Funds currently imposes an account minimum. A Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

None of the Funds issues share certificates.

Frequent Purchases and Sales of Fund Shares

None of the Funds permits market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

If you sell or exchange your shares of the ALPS | Red Rocks Listed Private Equity Fund, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund after holding them 90 calendar days or less, or the Clough China Fund, the CompleteCommodities Strategy Fund and the ALPS | Kotak India Growth Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, each Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also

www.alpsfunds.com	117

be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for each Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). None of the Funds will value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s adviser or sub-adviser, as applicable, believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), each Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if its sub-adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, each Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, each Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Each Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund

118	Prospectus | February 28, 2019, as supplemented June 25, 2019

may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf, or an individual listed as an underlying beneficial owner) shortly after your account is opened, or believes it has identified potentially criminal activity, each Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Dividends and Distributions

The ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund declares and distributes dividends, if any, on a monthly basis, the RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, and RiverFront Asset Allocation Income & Growth each pay dividends on a quarterly basis; and each other Fund normally pays dividends on an annual basis. All Funds distribute capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Trust is an open-end registered investment company under the 1940 Act. As such, a Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Taxes

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds for U.S. persons, investors should see the SAI under “TAXES – Taxation of the Funds.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intend to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a RIC and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, that Fund may be subject to significant excise taxes. This discussion assumes that the Funds will qualify as a RIC and will satisfy these distribution requirements. There can be no guarantee that these assumptions will be correct.

www.alpsfunds.com	119

Taxation of Fund Distributions

The Funds will not be subject to federal income taxes to the extent that they distribute their net investment income and any realized capital gains. For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which would be taxed at favorable rates applicable to long-term capital gains so long as certain requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion of the dividends received by a Fund; to the extent such dividends are received by a Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, provided certain holding period and other requirements are satisfied.

Each Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from ETFs in which that Fund owns investments, or from transactions in section 1256 contracts. Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses. Each Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by a Fund and from other sources.

Under Proposed Treasury Regulations, the RiverFront Funds may be eligible to pay “section 199A dividends” to their shareholders with respect to qualified dividends received by such Funds from their investment in REITs. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfies certain holding period requirements for his or her Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “TAXES-Special Tax Considerations-Real Estate Investment Trusts.”

The maximum long-term capital gain rate applicable to individuals is 20%, in addition to the 3.8% surtax on net investment income described under “Surtax on Net Investment Income,” below. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions of earnings are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. An investor can avoid this result by investing soon after such Fund has paid a dividend.

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the sale or redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of a Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “TAXES – Sale or Redemption of Shares.”

Taxation of Certain Investments

Each Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. Each Fund makes no assurances regarding its ability or willingness to so elect. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions. Each Fund may hold securities that are

120	Prospectus | February 28, 2019, as supplemented June 25, 2019

passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.”

Each Fund may at times buy debt obligations at a discount from the price at which they were originally issued (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income over the term of the instrument. Even though payment of that amount is not received until a later time, it will be distributed to shareholders as taxable dividends over the term of the instrument. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to include the amount of market discount as ordinary income over the term of the instrument even though such Fund will not yet have received payment of such amounts. The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recognition of accrued market discount. However, it is possible that the 2017 Tax Act will accelerate the recognition by a Fund of original issue discount for income tax purposes.

Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Taxation of Certain Commodity-Linked Instruments

A Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Code. The ALPS/CoreCommodity Management CompleteCommodities Strategy Fund’s (“CompleteCommodities Strategy Fund”) seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes.

The CompleteCommodities Strategy Fund intends to treat income derived from certain commodity-linked Funds as qualifying income for purposes of the RIC provisions of the Code. The tax treatment of income from commodity-linked derivatives is not certain under existing law and may be adversely affected by changes in legislation, regulations or other legally binding authority.

If the IRS were to determine that income derived from certain commodity-linked notes does not constitute qualifying income and if such positions were upheld, the CompleteCommodities Strategy Fund might cease to qualify as a RIC and/or might be required to reduce its exposure to such commodity-linked investments which might result in difficulty in implementing its investment strategy. If the CompleteCommodities Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the CompleteCommodities Strategy Fund may be required to recognize unrealized gains, pay substantial taxes, pay substantial penalties and/or make payments of interest and make certain distributions.

Investment in a Subsidiary

The CompleteCommodities Strategy Fund also will seek to gain exposure to commodities markets by investing in the Subsidiary.

A foreign corporation, such as a Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a controlled foreign corporation (a “CFC”) for U.S. federal income tax purposes. As a result, the CompleteCommodities Strategy Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the CompleteCommodities Strategy Fund. It is expected that all of the Subsidiary’s income will be subpart F income. The CompleteCommodities Strategy Fund’s tax basis in the Subsidiary will be increased as a result of the CompleteCommodities Strategy Fund’s recognition of the Subsidiary’s subpart F income. The IRS has issued a proposed Treasury Regulations which, if finalized, would treat subpart F income from a CFC as non-qualifying income for a RIC except where the subsidiary distributes the income in the year that it is earned. To satisfy the requirements of the proposed Treasury Regulations, the Subsidiary intends to declare and distribute, no less than annually, a dividend to the CompleteCommodities Strategy Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of subpart

www.alpsfunds.com	121

F income generated by or expected to be generated by the Subsidiary’s investments during the taxable year. Such dividend distributions are expected to be “qualifying income” pursuant to Subchapter M of the Code.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of a taxpayer that is an individual, trust or estate which (in any case) recognizes gross income as adjusted in excess of a threshold amount for a year. Net investment income will include, among other types of income, ordinary income, dividend income and capital gain derived from investments in the Funds. For information regarding the surtax on net investment income, See the SAI under “TAXES – Surtax on Net Investment Income.”

Backup Withholding

The Funds are also required in certain circumstances to backup withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish certain information and certifications to the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 24% for tax years beginning and before 2026. For more information regarding backup withholding, see the SAI under “TAXES – Backup Withholding.”

Foreign Accounts

Shareholders that invest in a Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. This withholding tax generally may be avoided if the shareholder satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “TAXES – Foreign Accounts.”

You should also consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

2017 Tax Act

The 2017 Tax Act made far-reaching changes to the U.S. income tax laws. It is generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-The 2017 Tax Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Tax Consequences Applicable to the ALPS | Kotak India Growth Fund

Investment into India from Mauritius

The ALPS | Kotak India Growth Fund may be fully or partially invested in the Portfolio. The Portfolio, which invests in the securities of Indian companies, is in the Republic of Mauritius and has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India is governed by the Act and the provisions of the Treaty. Under Section 90(2) of the Act, the Act’s provisions apply only to the extent they are more beneficial to the Portfolio than the provisions of the Treaty. In order for the Treaty provisions to apply, the Portfolio must be a tax resident of Mauritius and must obtain and provide a valid Mauritius tax residency certificate, along with certain required information, to the extent not already covered in the tax residency certificate.

The Treaty has been amended by the Protocol dated May 10, 2016. Under the revised Treaty, capital gains of a Mauritian resident company (like the Portfolio) will be subject to tax in India as specified below.

(i)	For Investments made prior to April 1, 2017:

Capital gains arising to a Mauritian resident from the sale of shares of an Indian company will not be subject to tax in India.

(ii)	For Investments made on or after April 1, 2017 and transferred or sold on or prior to March 31, 2019 (“Transition Period”):

Capital gains arising to a Mauritian resident from the sale of shares of an Indian company will be subject to tax in India at 50% of the applicable domestic tax rate in India; provided that the affairs of the Mauritian resident company was not arranged for the primary purpose of receiving Treaty benefits (i.e. the Mauritian resident company should not be an entity with negligible or no business operations or with no real and continuous business activity being carried out in Mauritius), and the Mauritian resident company must have a minimum expenditure on operations in Mauritius of at least Mauritian Rupees 1.5 million in the immediately preceding twelve (12) month period from the date the gains arise.

(iii)	For Investments made on or after April 1, 2017 and transferred or sold on or after April 1, 2019:

Capital gains arising to a Mauritian resident from the sale of shares of an Indian company will be subject to tax in India at 100% of the applicable domestic tax rate in India.

Under the revised Treaty, capital gains on sale of capital assets other than shares of an Indian company continue to be exempt from tax in India.

122	Prospectus | February 28, 2019, as supplemented June 25, 2019

If the benefits of the Treaty (as relevant) are denied, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India at the applicable domestic tax rates.

For details relating to the taxation of the Portfolio in India, please refer to the section entitled “Taxation” in the SAI.

The Act has been amended to clarify that the securities held by an FPI shall be treated as ‘capital assets’, and any income earned therefrom shall be treated as ‘capital gains’. The Act was further amended to specifically provide that a foreign company shall not be subject to MAT if the foreign company’s country of residence has entered into a tax treaty with India, and such company does not have a permanent establishment in India, as defined by the tax treaty.

The Portfolio will not be subject to levy of MAT on capital gains income arising from its investments in Indian securities in India.

The following disclosure is being added in order to comply with Mauritius law. The Fund may be invested fully or partially in the Portfolio. The Portfolio has qualified to be authorized as an “Expert Fund” under the Regulations of the Mauritius Financial Services Commission. These Regulations provide that only “expert investors” may invest in an Expert Fund. An “expert investor” is an investor that makes an initial investment, for his own account, of not less than US $100,000, or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in the Portfolio nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Portfolio or the Fund’s failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Portfolio or the ALPS | Kotak India Growth Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Portfolio or the ALPS | Kotak India Growth Fund.

Change in Structure of Fund Investments in Indian Securities

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments from in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

For investments made by the Fund directly in India or if the Fund chooses not to take any Treaty benefits for the investments made by the Portfolio, the Fund would be subject to tax in India at the applicable rate of domestic tax in India, subject to any relief available to the Fund under the India – US Tax Treaty.

Impact on Fund Shareholders

Taxes imposed by India on gains realized by the Fund could adversely affect the Fund’s performance.

A Fund shareholder may bear the economic burden of the Indian capital gains tax imposed on appreciated securities sold by the Fund to fund redemptions of other shareholders. By contrast, a shareholder who redeems before the appreciated securities are sold could avoid the burden of those taxes.

Shareholders of the Fund who are U.S. persons (“U.S. shareholders”) may be ineligible to claim U.S. foreign tax credits for foreign taxes paid by the Fund. Even if a U.S. shareholder is eligible to claim the foreign tax credit for such taxes, limitations imposed by the Internal Revenue Code of 1986, as amended, would generally prevent a U.S. shareholder from using the foreign tax credit for capital gains taxes paid to India. Income and gains of the Fund for which a U.S. foreign tax credit is not available would be subject to two levels of tax – both at the Fund level in India, and at the shareholder level in the United States.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP. Deloitte & Touche LLP’s report, along with the Funds’ financial statements and financial highlights, are included in the Funds’ annual report, which is available upon request by calling the Funds at 866.759.5679.

www.alpsfunds.com	123

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Red Rocks Listed Private Equity Fund – Investor Class Shares

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.05	$6.29	$6.76	$6.61	$7.00		$6.05

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.06	0.12	0.06	0.05	0.02		0.03
Net realized and unrealized gain/(loss)	(0.37)	1.74	(0.04)	0.34	(0.41)		1.37
Total from investment operations	(0.31)	1.86	0.02	0.39	(0.39)		1.40

DISTRIBUTIONS:
From net investment income	(0.70)	(0.10)	(0.22)	(0.22)	—		(0.45)
From net realized gains	(0.25)	—	(0.27)	(0.02)	—		—
Total distributions	(0.95)	(0.10)	(0.49)	(0.24)	—		(0.45)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	(1.26)	1.76	(0.47)	0.15	(0.39)		0.95
Net asset value, end of year	$6.79	$8.05	$6.29	$6.76	$6.61		$7.00
TOTAL RETURN(e)	(4.23)%	29.97%	0.76%	6.01%	(5.57)%		23.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$35,775	$55,538	$128,920	$193,561	$203,996		$205,727
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.40%	1.38%	1.47%	1.47%	1.59	%(g)	1.64%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.40%	1.38%	1.47%	1.47%	1.59	%(g)	1.64%
Ratio of net investment income to average net assets(f)	0.86%	1.63%	1.07%	0.72%	0.71	%(g)	0.46%
Portfolio turnover rate(h)	29%	31%	30%	37%	11%		40%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

124	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Red Rocks Listed Private Equity Fund – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized loss	(0.45)
Total from investment operations	(0.44)

Net (decrease) in net asset value	(0.44)
Net asset value, end of year	$6.79
TOTAL RETURN(b)	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.48	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.48	%(d)
Ratio of net investment income to average net assets	0.37	%(d)
Portfolio turnover rate(e)	29%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	125

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Red Rocks Listed Private Equity Fund – Class C

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$7.66	$6.04	$6.53	$6.43	$6.83		$5.92

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.01	0.06	0.03	0.00 (c)	(0.00	)(c)	(0.00	)(c)
Net realized and unrealized gain/(loss)	(0.34)	1.65	(0.03)	0.32	(0.40)		1.33
Total from investment operations	(0.33)	1.71	—	0.32	(0.40)		1.33

DISTRIBUTIONS:
From net investment income	(0.67)	(0.09)	(0.22)	(0.20)	—		(0.42)
From net realized gains	(0.25)	—	(0.27)	(0.02)	—		—
Total distributions	(0.92)	(0.09)	(0.49)	(0.22)	—		(0.42)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	(1.25)	1.62	(0.49)	0.10	(0.40)		0.91
Net asset value, end of year	$6.41	$7.66	$6.04	$6.53	$6.43		$6.83
TOTAL RETURN(d)	(4.88)%	28.79%	0.34%	5.14%	(5.86)%		22.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,847	$18,981	$14,784	$19,300	$17,193		$12,200
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.12%	2.13%	2.16%	2.12%	2.15	%(f)	2.20%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.12%	2.13%	2.16%	2.12%	2.15	%(f)	2.20%
Ratio of net investment income/(loss) to average net assets(e)	0.15%	0.83%	0.49%	0.06%	(0.13	)%(f)	(0.04)%
Portfolio turnover rate(g)	29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

126	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Red Rocks Listed Private Equity Fund – Class I

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.18	$6.39	$6.83	$6.67	$7.05		$6.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.13	0.09	0.07	0.03		0.06
Net realized and unrealized gain/(loss)	(0.37)	1.76	(0.03)	0.34	(0.41)		1.37
Total from investment operations	(0.28)	1.89	0.06	0.41	(0.38)		1.43

DISTRIBUTIONS:
From net investment income	(0.73)	(0.10)	(0.23)	(0.23)	—		(0.46)
From net realized gains	(0.25)	—	(0.27)	(0.02)	—		—
Total distributions	(0.98)	(0.10)	(0.50)	(0.25)	—		(0.46)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	(1.26)	1.79	(0.44)	0.16	(0.38)		0.97
Net asset value, end of year	$6.92	$8.18	$6.39	$6.83	$6.67		$7.05
TOTAL RETURN(d)	(3.87)%	30.09%	1.27%	6.30%	(5.39)%		24.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$174,034	$138,572	$180,892	$287,741	$249,375		$202,076
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.15%	1.16%	1.18%	1.16%	1.25	%(f)	1.25%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.15%	1.16%	1.18%	1.16%	1.25	%(f)	1.25%
Ratio of net investment income to average net assets(e)	1.15%	1.85%	1.48%	1.02%	0.85	%(f)	0.91%
Portfolio turnover rate(g)	29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	127

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Red Rocks Listed Private Equity Fund – Class R

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$6.97	$5.48	$5.96	$5.87	$6.21		$5.41

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04	0.09	0.06	0.03	0.01		0.02
Net realized and unrealized gain/(loss)	(0.30)	1.50	(0.05)	0.31	(0.36)		1.22
Total from investment operations	(0.26)	1.59	0.01	0.34	(0.35)		1.24

DISTRIBUTIONS:
From net investment income	(0.71)	(0.10)	(0.22)	(0.23)	—		(0.44)
From net realized gains	(0.25)	—	(0.27)	(0.02)	—		—
Total distributions	(0.96)	(0.10)	(0.49)	(0.25)	—		(0.44)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—	—	—	0.00 (c)	0.01		—
Net increase/(decrease) in net asset value	(1.22)	1.49	(0.48)	0.09	(0.34)		0.80
Net asset value, end of year	$5.75	$6.97	$5.48	$5.96	$5.87		$6.21
TOTAL RETURN(d)	(4.31)%	29.51%	0.67%	5.87%	(5.48)%		23.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,684	$4,236	$2,852	$3,068	$872		$540
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.57%	1.56%	1.63%	1.60%	1.63	%(f)	1.72%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.57%	1.56%	1.63%	1.60%	1.63	%(f)	1.72%
Ratio of net investment income to average net assets(e)	0.70%	1.43%	1.05%	0.52%	0.46	%(f)	0.36%
Portfolio turnover rate(g)	29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

128	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | WMC Research Value Fund – Investor Class

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(b)	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$9.40	$8.37	$11.57		$12.54	$11.92		$10.01

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.08	0.06	0.06		0.06	0.03		0.06
Net realized and unrealized gain	0.01	1.24	0.08		0.23	0.59		2.09
Total from investment operations	0.09	1.30	0.14		0.29	0.62		2.15

DISTRIBUTIONS:
From net investment income	(0.08)	(0.01)	(0.02)		(0.06)	—		(0.11)
From net realized gains	(0.70)	(0.26)	(3.32)		(1.20)	—		(0.13)
Total distributions	(0.78)	(0.27)	(3.34)		(1.26)	—		(0.24)

Net increase/(decrease) in net asset value	(0.69)	1.03	(3.20)		(0.97)	0.62		1.91
Net asset value, end of year	$8.71	$9.40	$8.37		$11.57	$12.54		$11.92
TOTAL RETURN(e)	0.62%	15.81%	2.09%		2.57%	5.20%		21.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$46,635	$49,637	$49,814		$55,608	$59,628		$59,069
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.53%	1.51%	1.53%		1.49%	1.48	%(f)	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15	%(g)	1.40%	1.40	%(f)	1.40%
Ratio of net investment income to average net assets	0.86%	0.62%	0.66%		0.53%	0.48	%(f)	0.52%
Portfolio turnover rate(h)	74%	70%	78%		114%	13%		19%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Effective November 1, 2015 the contractual expense limitation changed from 1.40% to 1.15%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	129

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | WMC Research Value Fund – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03
Net realized and unrealized loss	(0.43)
Total from investment operations	(0.40)

Net (decrease) in net asset value	(0.40)
Net asset value, end of year	$8.71
TOTAL RETURN(b)	(4.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.57	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(c)
Ratio of net investment income to average net assets	0.87	%(c)
Portfolio turnover rate(d)	74%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

130	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | WMC Research Value Fund – Class C

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.99		$8.06		$11.32		$12.36	$11.80		$9.93

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.01		(0.01)		(0.01)		(0.03)	(0.02)		(0.02)
Net realized and unrealized gain	(0.00	)(d)	1.20		0.08		0.24	0.58		2.08
Total from investment operations	0.01		1.19		0.07		0.21	0.56		2.06

DISTRIBUTIONS:
From net investment income	(0.06)		(0.00	)(d)	(0.01)		(0.05)	—		(0.06)
From net realized gains	(0.70)		(0.26)		(3.32)		(1.20)	—		(0.13)
Total distributions	(0.76)		(0.26)		(3.33)		(1.25)	—		(0.19)

Net increase/(decrease) in net asset value	(0.75)		0.93		(3.26)		(1.04)	0.56		1.87
Net asset value, end of year	$8.24		$8.99		$8.06		$11.32	$12.36		$11.80
TOTAL RETURN(e)	(0.19)%		15.02%		1.28%		1.87%	4.75%		20.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$711		$734		$449		$870	$257		$133
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.28%		2.27%		2.27%		2.24%	2.24	%(f)	2.22%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%		1.90%		1.90	%(g)	2.15%	2.15	%(f)	2.15%
Ratio of net investment income/(loss) to average net assets	0.11%		(0.15)%		(0.07)%		(0.22)%	(0.30	)%(f)	(0.23)%
Portfolio turnover rate(h)	74%		70%		78%		114%	13%		19%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Effective November 1, 2015 the contractual expense limitation changed from 2.15% to 1.90%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	131

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | WMC Research Value Fund – Class I

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$9.64	$8.56	$11.75		$12.69	$12.05		$10.10

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.10	0.08	0.08		0.09	0.05		0.09
Net realized and unrealized gain	0.02	1.28	0.08		0.23	0.59		2.12
Total from investment operations	0.12	1.36	0.16		0.32	0.64		2.21

DISTRIBUTIONS:
From net investment income	(0.08)	(0.02)	(0.03)		(0.06)	—		(0.13)
From net realized gains	(0.70)	(0.26)	(3.32)		(1.20)	—		(0.13)
Total distributions	(0.78)	(0.28)	(3.35)		(1.27)	—		(0.26)

Net increase/(decrease) in net asset value	(0.66)	1.08	(3.19)		(0.94)	0.64		1.95
Net asset value, end of year	$8.98	$9.64	$8.56		$11.75	$12.69		$12.05
TOTAL RETURN(d)	0.99%	16.10%	2.24%		2.86%	5.31%		22.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$36,853	$42,422	$42,495		$40,915	$43,502		$44,729
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.28%	1.26%	1.28%		1.24%	1.23	%(e)	1.22%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%	0.90	%(f)	1.15%	1.15	%(e)	1.15%
Ratio of net investment income to average net assets	1.11%	0.87%	0.90%		0.78%	0.74	%(e)	0.77%
Portfolio turnover rate(g)	74%	70%	78%		114%	13%		19%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Effective November 1, 2015 the contractual expense limitation changed from 1.15% to 0.90%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

132	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Clough China Fund – Investor Class

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$27.22	$21.07	$21.74	$23.50	$20.72		$21.45

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.08)	0.08	0.04	0.12	0.45		0.12
Net realized and unrealized gain/(loss)	(5.71)	6.09	(0.40)	(0.92)	2.33		(0.69)
Total from investment operations	(5.79)	6.17	(0.36)	(0.80)	2.78		(0.57)

DISTRIBUTIONS:
From net investment income	(0.07)	(0.02)	(0.31)	(0.50)	—		(0.17)
From net realized gains	—	—	—	(0.46)	—		—
Total distributions	(0.07)	(0.02)	(0.31)	(0.96)	—		(0.17)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (d)	—	0.00 (d)	0.00 (d)	0.00	(d)	0.01
Net increase/(decrease) in net asset value	(5.86)	6.15	(0.67)	(1.76)	2.78		(0.73)
Net asset value, end of year	$21.36	$27.22	$21.07	$21.74	$23.50		$20.72
TOTAL RETURN(e)	(21.32)%	29.32%	(1.61)%	(3.49)%	13.42%		(2.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,879	$17,523	$18,358	$25,276	$30,526		$31,164
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.10%	2.05%	2.04%	1.98%	2.06	%(f)	2.06%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95%	1.95%	1.95%	1.95	%(f)	1.95%
Ratio of net investment income/(loss) to average net assets	(0.30)%	0.34%	0.18%	0.50%	3.96	%(f)	0.55%
Portfolio turnover rate(g)	131%	71%	126%	193%	76%		232%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	133

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Clough China Fund – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$29.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14
Net realized and unrealized loss	(8.73)
Total from investment operations	(8.59)

Net (decrease) in net asset value	(8.59)
Net asset value, end of year	$21.36
TOTAL RETURN(b)	(28.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.22	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95	%(c)
Ratio of net investment income to average net assets	1.47	%(c)
Portfolio turnover rate(d)	131%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

134	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Clough China Fund – Class C

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$25.80	$20.10		$20.72	$22.53	$19.94		$20.71

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.28)	(0.12	)(c)	(0.10)	(0.04)	0.33		(0.02)
Net realized and unrealized gain/(loss)	(5.38)	5.82		(0.39)	(0.89)	2.26		(0.68)
Total from investment operations	(5.66)	5.70		(0.49)	(0.93)	2.59		(0.70)

DISTRIBUTIONS:
From net investment income	—	—		(0.13)	(0.42)	—		(0.07)
From net realized gains	—	—		—	(0.46)	—		—
Total distributions	—	—		(0.13)	(0.88)	—		(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	(5.66)	5.70		(0.62)	(1.81)	2.59		(0.77)
Net asset value, end of year	$20.14	$25.80		$20.10	$20.72	$22.53		$19.94
TOTAL RETURN(e)	(21.94)%	28.36%		(2.34)%	(4.25)%	12.99%		(3.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,245	$6,610		$8,352	$10,395	$11,575		$10,866
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.85%	2.85%		2.83%	2.78%	2.87	%(f)	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%	2.70%		2.70%	2.70%	2.70	%(f)	2.70%
Ratio of net investment income/(loss) to average net assets	(1.07)%	(0.54)%		(0.52)%	(0.18)%	3.08	%(f)	(0.09)%
Portfolio turnover rate(g)	131%	71%		126%	193%	76%		232%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	135

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Clough China Fund – Class I

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$27.92	$21.60	$22.28	$23.97	$21.11		$21.82

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.05)	0.15	0.09	0.23	0.45		0.19
Net realized and unrealized gain/(loss)	(5.83)	6.23	(0.39)	(1.00)	2.41		(0.69)
Total from investment operations	(5.88)	6.38	(0.30)	(0.77)	2.86		(0.50)

DISTRIBUTIONS:
From net investment income	(0.14)	(0.06)	(0.38)	(0.53)	—		(0.21)
From net realized gains	—	—	—	(0.46)	—		—
Total distributions	(0.14)	(0.06)	(0.38)	(0.99)	—		(0.21)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—	0.00 (c)	0.00 (c)	0.07	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	(6.02)	6.32	(0.68)	(1.69)	2.86		(0.71)
Net asset value, end of year	$21.90	$27.92	$21.60	$22.28	$23.97		$21.11
TOTAL RETURN(d)	(21.17)%	29.64%	(1.31)%	(2.99)%	13.55%		(2.41)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$21,655	$35,191	$33,605	$37,772	$39,917		$33,435
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.86%	1.83%	1.82%	1.77%	1.82	%(e)	1.81%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%	1.70%	1.70%	1.70%	1.70	%(e)	1.70%
Ratio of net investment income/(loss) to average net assets	(0.17)%	0.61%	0.46%	0.95%	3.89	%(e)	0.83%
Portfolio turnover rate(f)	131%	71%	126%	193%	76%		232%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

136	Prospectus | February 28, 2019, as supplemented June 25, 2019

CONSOLIDATED Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Investor Class

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period(c)	$7.64		$7.29		$7.15		$9.56		$10.87		$10.40

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.05		(0.01	)(e)	(0.03	)(e)	(0.09	)(e)	0.00	(e)(f)	(0.06	)(e)
Net realized and unrealized gain/(loss)	0.04		0.36		0.17		(2.32)		(1.31)		0.53
Total from investment operations	0.09		0.35		0.14		(2.41)		(1.31)		0.47

DISTRIBUTIONS:
From net investment income	(0.19)		(0.00	)(f)	—		—		—		—
Total distributions	(0.19)		(0.00	)(f)	—		—		—		—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)
Net increase/(decrease) in net asset value	(0.10)		0.35		0.14		(2.41)		(1.31)		0.47
Net asset value, end of year	$7.54		$7.64		$7.29		$7.15		$9.56		$10.87
TOTAL RETURN(g)	1.23%		4.85%		1.96%		(25.21)%		(12.05)%		4.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$48,728		$47,845		$29,468		$30,085		$39,971		$112,562
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40	%(h)	1.38%		1.41%		1.47%		1.46	%(i)	1.50%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%		1.38%		1.41%		1.45%		1.45	%(i)	1.45%
Ratio of net investment income/(loss) to average net assets	0.66%		(0.10)%		(0.48)%		(1.12)%		0.09	%(i)	(0.60)%
Portfolio turnover rate(j)	42%		66%		50%		52%		12%		28%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Less than $0.005 or ($0.005) per share.
(g)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(h)

The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.56%.

(i)	Annualized.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	137

CONSOLIDATED Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	(0.00	)(c)
Net realized and unrealized loss	(0.62)
Total from investment operations	(0.62)

Net (decrease) in net asset value	(0.62)
Net asset value, end of year	$7.54
TOTAL RETURN(d)	(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.45	%(e)
Ratio of net investment loss to average net assets	(0.10	)%(e)
Portfolio turnover rate(g)	42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.64%.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

138	Prospectus | February 28, 2019, as supplemented June 25, 2019

CONSOLIDATED Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class C

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$7.36		$7.07		$6.98		$9.39		$10.71		$10.31

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.00	)(d)(e)	(0.06	)(e)	(0.08	)(e)	(0.14	)(e)	(0.04	)(e)	(0.12	)(e)
Net realized and unrealized gain/(loss)	0.04		0.35		0.17		(2.27)		(1.28)		0.52
Total from investment operations	0.04		0.29		0.09		(2.41)		(1.32)		0.40

DISTRIBUTIONS:
From net investment income	(0.18)		—		—		—		—		—
Total distributions	(0.18)		—		—		—		—		—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—		—		—		0.00	(d)	0.00	(d)	0.00	(d)
Net increase/(decrease) in net asset value	(0.14)		0.29		0.09		(2.41)		(1.32)		0.40
Net asset value, end of year	$7.22		$7.36		$7.07		$6.98		$9.39		$10.71
TOTAL RETURN(f)	0.62%		4.10%		1.29%		(25.67)%		(12.32)%		3.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,510		$7,642		$7,260		$8,335		$12,534		$13,996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.05	%(g)	2.05%		2.05%		2.07%		2.07	%(h)	2.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%		2.05%		2.05%		2.05%		2.05	%(h)	2.05%
Ratio of net investment loss to average net assets	(0.04)%		(0.81)%		(1.13)%		(1.74)%		(0.82	)%(h)	(1.16)%
Portfolio turnover rate(i)	42%		66%		50%		52%		12%		28%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)

The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 2.21%.

(h)	Annualized.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	139

CONSOLIDATED Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class I

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$7.67		$7.31	$7.15	$9.57	$10.87		$10.37

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.07		0.01	(0.02)	(0.06)	(0.01)		(0.03)
Net realized and unrealized gain/(loss)	0.03		0.36	0.18	(2.31)	(1.29)		0.53
Total from investment operations	0.10		0.37	0.16	(2.37)	(1.30)		0.50

DISTRIBUTIONS:
From net investment income	(0.19)		(0.01)	—	(0.05)	—		—
Total distributions	(0.19)		(0.01)	—	(0.05)	—		—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	(0.09)		0.36	0.16	(2.42)	(1.30)		0.50
Net asset value, end of year	$7.58		$7.67	$7.31	$7.15	$9.57		$10.87
TOTAL RETURN(e)	1.42%		5.03%	2.24%	(24.88)%	(11.96)%		4.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$647,195		$482,710	$463,741	$362,389	$393,618		$266,293
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.13	%(f)	1.15%	1.15%	1.17%	1.16	%(g)	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.13%		1.15%	1.15%	1.15%	1.15	%(g)	1.15%
Ratio of net investment income/(loss) to average net assets	0.90%		0.08%	(0.22)%	(0.73)%	(0.12	)%(g)	(0.26)%
Portfolio turnover rate(h)	42%		66%	50%	52%	12%		28%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)

The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.29%.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

140	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Aggressive – Investor Class

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$16.27		$13.54	$13.95	$15.44	$15.26		$14.89

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.25		0.16	0.23	0.24	0.08		0.12
Net realized and unrealized gain/(loss)	(1.27)		2.76	(0.31)	(0.04)	0.10		1.88
Total from investment operations	(1.02)		2.92	(0.08)	0.20	0.18		2.00

DISTRIBUTIONS:
From net investment income	(0.21)		(0.19)	(0.20)	(0.25)	—		(0.12)
From net realized gains	(0.45)		—	(0.13)	(1.44)	—		(1.51)
Total distributions	(0.66)		(0.19)	(0.33)	(1.69)	—		(1.63)

Net increase/(decrease) in net asset value	(1.68)		2.73	(0.41)	(1.49)	0.18		0.37
Net asset value, end of year	$14.59		$16.27	$13.54	$13.95	$15.44		$15.26
TOTAL RETURN(e)	(6.62)%		21.81%	(0.57)%	1.34%	1.18%		13.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,491		$8,935	$9,618	$18,308	$16,694		$16,440
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.93%		1.45%	1.40%	1.38%	1.38	%(f)	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.56%		1.09%	1.77%	1.67%	1.08	%(f)	0.76%
Portfolio turnover rate(h)	200%		60%	113%	71%	48%		85%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	141

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Aggressive – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$16.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16
Net realized and unrealized loss	(2.00)
Total from investment operations	(1.84)

Net (decrease) in net asset value	(1.84)
Net asset value, end of year	$14.51
TOTAL RETURN(b)	(11.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.66	%(c)
Portfolio turnover rate(d)	200%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

142	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Aggressive – Class C

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$15.73		$13.18	$13.67	$15.19	$15.07		$14.76

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.12		0.04	0.12	0.13	0.03		0.01
Net realized and unrealized gain/(loss)	(1.20)		2.68	(0.30)	(0.04)	0.09		1.86
Total from investment operations	(1.08)		2.72	(0.18)	0.09	0.12		1.87

DISTRIBUTIONS:
From net investment income	(0.19)		(0.17)	(0.18)	(0.17)	—		(0.05)
From net realized gains	(0.45)		—	(0.13)	(1.44)	—		(1.51)
Total distributions	(0.64)		(0.17)	(0.31)	(1.61)	—		(1.56)

Net increase/(decrease) in net asset value	(1.72)		2.55	(0.49)	(1.52)	0.12		0.31
Net asset value, end of year	$14.01		$15.73	$13.18	$13.67	$15.19		$15.07
TOTAL RETURN(d)	(7.24)%		20.87%	(1.31)%	0.59%	0.80%		12.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,597		$10,408	$11,447	$12,908	$11,420		$11,511
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.63%		2.20%	2.16%	2.13%	2.13	%(e)	2.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	0.80%		0.29%	0.92%	0.88%	0.38	%(e)	0.07%
Portfolio turnover rate(g)	200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	143

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Aggressive – Class I

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$16.43		$13.65	$14.03	$15.52	$15.32		$14.92

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.29		0.19	0.26	0.26	0.10		0.17
Net realized and unrealized gain/(loss)	(1.27)		2.78	(0.30)	(0.03)	0.10		1.89
Total from investment operations	(0.98)		2.97	(0.04)	0.23	0.20		2.06

DISTRIBUTIONS:
From net investment income	(0.22)		(0.19)	(0.21)	(0.28)	—		(0.15)
From net realized gains	(0.45)		—	(0.13)	(1.44)	—		(1.51)
Total distributions	(0.67)		(0.19)	(0.34)	(1.72)	—		(1.66)

Net increase/(decrease) in net asset value	(1.65)		2.78	(0.38)	(1.49)	0.20		0.40
Net asset value, end of year	$14.78		$16.43	$13.65	$14.03	$15.52		$15.32
TOTAL RETURN(d)	(6.33)%		22.05%	(0.31)%	1.51%	1.31%		14.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$12,701		$13,873	$10,140	$16,412	$13,343		$11,845
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.62%		1.20%	1.15%	1.29%	1.36	%(e)	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.46	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.79%		1.29%	1.98%	1.77%	1.32	%(e)	1.13%
Portfolio turnover rate(g)	200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

144	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth – Investor Class

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.12		$11.91	$12.20	$13.14	$12.97		$11.93

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.23		0.15	0.21	0.22	0.08		0.10
Net realized and unrealized gain/(loss)	(0.91)		2.23	(0.32)	(0.06)	0.09		1.36
Total from investment operations	(0.68)		2.38	(0.11)	0.16	0.17		1.46

DISTRIBUTIONS:
From net investment income	(0.16)		(0.17)	(0.14)	(0.21)	—		(0.09)
From net realized gains	(0.08)		—	(0.04)	(0.89)	—		(0.33)
Total distributions	(0.24)		(0.17)	(0.18)	(1.10)	—		(0.42)

Net increase/(decrease) in net asset value	(0.92)		2.21	(0.29)	(0.94)	0.17		1.04
Net asset value, end of year	$13.20		$14.12	$11.91	$12.20	$13.14		$12.97
TOTAL RETURN(e)	(4.93)%		20.22%	(0.88)%	1.23%	1.31%		12.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,077		$7,452	$6,467	$8,456	$8,372		$9,098
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.87%		1.52%	1.45%	1.43%	1.50	%(f)	1.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.72	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.62%		1.14%	1.78%	1.71%	1.21	%(f)	0.83%
Portfolio turnover rate(h)	210%		56%	124%	71%	47%		95%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	145

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$14.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized loss	(1.52)
Total from investment operations	(1.37)

Net (decrease) in net asset value	(1.37)
Net asset value, end of year	$13.20
TOTAL RETURN(b)	(9.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.68	%(c)
Portfolio turnover rate(d)	210%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

146	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth – Class C

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.69		$11.62	$11.98	$12.95	$12.83		$11.84

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.12		0.05	0.11	0.12	0.03		0.01
Net realized and unrealized gain/(loss)	(0.88)		2.17	(0.31)	(0.06)	0.09		1.34
Total from investment operations	(0.76)		2.22	(0.20)	0.06	0.12		1.35

DISTRIBUTIONS:
From net investment income	(0.14)		(0.15)	(0.12)	(0.14)	—		(0.03)
From net realized gains	(0.08)		—	(0.04)	(0.89)	—		(0.33)
Total distributions	(0.22)		(0.15)	(0.16)	(1.03)	—		(0.36)

Net increase/(decrease) in net asset value	(0.98)		2.07	(0.36)	(0.97)	0.12		0.99
Net asset value, end of year	$12.71		$13.69	$11.62	$11.98	$12.95		$12.83
TOTAL RETURN(d)	(5.66)%		19.36%	(1.61)%	0.46%	0.94%		11.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,738		$11,341	$14,694	$17,089	$14,758		$14,624
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.63%		2.26%	2.20%	2.18%	2.25	%(e)	2.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	0.88%		0.42%	0.95%	0.94%	0.40	%(e)	0.05%
Portfolio turnover rate(g)	210%		56%	124%	71%	47%		95%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	147

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth – Class I

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.94		$11.73	$11.99	$12.92	$12.75		$11.72

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.26		0.18	0.22	0.22	0.09		0.13
Net realized and unrealized gain/(loss)	(0.91)		2.20	(0.30)	(0.04)	0.08		1.34
Total from investment operations	(0.65)		2.38	(0.08)	0.18	0.17		1.47

DISTRIBUTIONS:
From net investment income	(0.16)		(0.17)	(0.14)	(0.22)	—		(0.11)
From net realized gains	(0.08)		—	(0.04)	(0.89)	—		(0.33)
Total distributions	(0.24)		(0.17)	(0.18)	(1.11)	—		(0.44)

Net increase/(decrease) in net asset value	(0.89)		2.21	(0.26)	(0.93)	0.17		1.03
Net asset value, end of year	$13.05		$13.94	$11.73	$11.99	$12.92		$12.75
TOTAL RETURN(d)	(4.74)%		20.58%	(0.60)%	1.49%	1.33%		12.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,339		$15,126	$14,240	$18,739	$12,895		$10,521
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.62%		1.27%	1.20%	1.18%	1.26	%(e)	1.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.47	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.87%		1.39%	1.94%	1.83%	1.41	%(e)	1.07%
Portfolio turnover rate(g)	210%		56%	124%	71%	47%		95%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

148	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth & Income – Investor Class

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.48		$12.38	$12.63		$13.10	$12.97		$12.24

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.25		0.17	0.21		0.25	0.09		0.17
Net realized and unrealized gain/(loss)	(0.80)		2.09	(0.00	)(e)	(0.04)	0.13		1.17
Total from investment operations	(0.55)		2.26	0.21		0.21	0.22		1.34

DISTRIBUTIONS:
From net investment income	(0.24)		(0.16)	(0.21)		(0.22)	(0.09)		(0.17)
From net realized gains	(0.32)		—	(0.25)		(0.46)	—		(0.44)
Total distributions	(0.56)		(0.16)	(0.46)		(0.68)	(0.09)		(0.61)

Net increase/(decrease) in net asset value	(1.11)		2.10	(0.25)		(0.47)	0.13		0.73
Net asset value, end of year	$13.37		$14.48	$12.38		$12.63	$13.10		$12.97
TOTAL RETURN(f)	(4.03)%		18.37%	1.80%		1.64%	1.66%		11.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,062		$19,123	$20,227		$19,769	$17,275		$15,374
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.85%		1.37%	1.35%		1.35%	1.39	%(g)	1.42%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.74	%(h)	1.15%	1.15%		1.15%	1.15	%(g)	1.15%
Ratio of net investment income to average net assets	1.70%		1.24%	1.74%		1.98%	1.33	%(g)	1.38%
Portfolio turnover rate(i)	224%		63%	129%		75%	45%		99%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 or ($0.005) per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	149

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth & Income – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized loss	(1.34)
Total from investment operations	(1.19)

DISTRIBUTIONS:
From net investment income	(0.15)
Total distributions	(0.15)

Net (decrease) in net asset value	(1.34)
Net asset value, end of year	$13.36
TOTAL RETURN(b)	(8.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.65	%(c)
Portfolio turnover rate(d)	224%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

150	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth & Income – Class C

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.16		$12.15	$12.44	$12.97	$12.84		$12.13

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.14		0.07	0.13	0.15	0.04		0.08
Net realized and unrealized gain/(loss)	(0.78)		2.05	(0.02)	(0.04)	0.13		1.15
Total from investment operations	(0.64)		2.12	0.11	0.11	0.17		1.23

DISTRIBUTIONS:
From net investment income	(0.17)		(0.11)	(0.15)	(0.18)	(0.04)		(0.08)
From net realized gains	(0.32)		—	(0.25)	(0.46)	—		(0.44)
Total distributions	(0.49)		(0.11)	(0.40)	(0.64)	(0.04)		(0.52)

Net increase/(decrease) in net asset value	(1.13)		2.01	(0.29)	(0.53)	0.13		0.71
Net asset value, end of year	$13.03		$14.16	$12.15	$12.44	$12.97		$12.84
TOTAL RETURN(d)	(4.74)%		17.53%	0.97%	0.86%	1.30%		10.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$23,111		$26,514	$32,217	$34,766	$30,170		$25,787
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.57%		2.12%	2.10%	2.10%	2.15	%(e)	2.18%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	1.01%		0.51%	1.08%	1.18%	0.60	%(e)	0.61%
Portfolio turnover rate(g)	224%		63%	129%	75%	45%		99%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	151

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Growth & Income – Class I

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.42		$12.31	$12.56	$13.02	$12.88		$12.16

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.29		0.20	0.25	0.28	0.10		0.20
Net realized and unrealized gain/(loss)	(0.82)		2.09	(0.01)	(0.05)	0.14		1.16
Total from investment operations	(0.53)		2.29	0.24	0.23	0.24		1.36

DISTRIBUTIONS:
From net investment income	(0.26)		(0.18)	(0.24)	(0.23)	(0.10)		(0.20)
From net realized gains	(0.32)		—	(0.25)	(0.46)	—		(0.44)
Total distributions	(0.58)		(0.18)	(0.49)	(0.69)	(0.10)		(0.64)

Net increase/(decrease) in net asset value	(1.11)		2.11	(0.25)	(0.46)	0.14		0.72
Net asset value, end of year	$13.31		$14.42	$12.31	$12.56	$13.02		$12.88
TOTAL RETURN(d)	(3.88)%		18.75%	2.01%	1.83%	1.88%		11.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$51,749		$33,484	$28,833	$22,780	$20,997		$18,254
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.53%		1.12%	1.10%	1.10%	1.15	%(e)	1.17%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.44	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	2.04%		1.50%	2.06%	2.21%	1.57	%(e)	1.61%
Portfolio turnover rate(g)	224%		63%	129%	75%	45%		99%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

152	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Moderate – Investor Class

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$12.47		$11.22	$11.48	$12.15	$11.99		$11.66

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.22		0.18	0.21	0.23	0.09		0.16
Net realized and unrealized gain/(loss)	(0.36)		1.23	(0.01)	(0.06)	0.16		0.89
Total from investment operations	(0.14)		1.41	0.20	0.17	0.25		1.05

DISTRIBUTIONS:
From net investment income	(0.22)		(0.16)	(0.21)	(0.20)	(0.09)		(0.16)
From net realized gains	(0.57)		—	(0.25)	(0.64)	—		(0.56)
Total distributions	(0.79)		(0.16)	(0.46)	(0.84)	(0.09)		(0.72)

Net increase/(decrease) in net asset value	(0.93)		1.25	(0.26)	(0.67)	0.16		0.33
Net asset value, end of year	$11.54		$12.47	$11.22	$11.48	$12.15		$11.99
TOTAL RETURN(e)	(1.32)%		12.67%	1.81%	1.33%	2.12%		9.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,244		$13,311	$22,679	$24,402	$27,598		$31,033
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.84%		1.33%	1.31%	1.30%	1.31	%(f)	1.32%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.74	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.78%		1.49%	1.87%	1.97%	1.54	%(f)	1.35%
Portfolio turnover rate(h)	209%		56%	132%	110%	42%		98%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	153

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Moderate – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$12.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11
Net realized and unrealized loss	(0.74)
Total from investment operations	(0.63)

DISTRIBUTIONS:
From net investment income	(0.12)
Total distributions	(0.12)

Net (decrease) in net asset value	(0.75)
Net asset value, end of year	$11.53
TOTAL RETURN(b)	(5.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.44	%(c)
Portfolio turnover rate(d)	209%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

154	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Moderate – Class C

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$12.34		$11.12	$11.39	$12.10	$11.94		$11.62

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.12		0.08	0.13	0.13	0.05		0.07
Net realized and unrealized gain/(loss)	(0.36)		1.24	(0.02)	(0.06)	0.16		0.89
Total from investment operations	(0.24)		1.32	0.11	0.07	0.21		0.96

DISTRIBUTIONS:
From net investment income	(0.14)		(0.10)	(0.13)	(0.14)	(0.05)		(0.08)
From net realized gains	(0.57)		—	(0.25)	(0.64)	—		(0.56)
Total distributions	(0.71)		(0.10)	(0.38)	(0.78)	(0.05)		(0.64)

Net increase/(decrease) in net asset value	(0.95)		1.22	(0.27)	(0.71)	0.16		0.32
Net asset value, end of year	$11.39		$12.34	$11.12	$11.39	$12.10		$11.94
TOTAL RETURN(d)	(2.16)%		11.94%	1.03%	0.52%	1.75%		8.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$40,792		$51,231	$63,480	$70,771	$66,445		$63,031
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.56%		2.08%	2.06%	2.05%	2.07	%(e)	2.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	1.03%		0.70%	1.14%	1.14%	0.77	%(e)	0.59%
Portfolio turnover rate(g)	209%		56%	132%	110%	42%		98%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	155

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Moderate – Class I

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$12.48		$11.21	$11.47	$12.14	$11.98		$11.65

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.25		0.20	0.24	0.25	0.11		0.19
Net realized and unrealized gain/(loss)	(0.37)		1.25	(0.01)	(0.06)	0.16		0.89
Total from investment operations	(0.12)		1.45	0.23	0.19	0.27		1.08

DISTRIBUTIONS:
From net investment income	(0.25)		(0.18)	(0.24)	(0.22)	(0.11)		(0.19)
From net realized gains	(0.57)		—	(0.25)	(0.64)	—		(0.56)
Total distributions	(0.82)		(0.18)	(0.49)	(0.86)	(0.11)		(0.75)

Net increase/(decrease) in net asset value	(0.94)		1.27	(0.26)	(0.67)	0.16		0.33
Net asset value, end of year	$11.54		$12.48	$11.21	$11.47	$12.14		$11.98
TOTAL RETURN(d)	(1.16)%		13.05%	2.05%	1.50%	2.25%		9.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$28,228		$30,913	$43,056	$46,350	$42,081		$37,832
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.56%		1.08%	1.06%	1.05%	1.07	%(e)	1.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.47	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	2.02%		1.71%	2.16%	2.16%	1.77	%(e)	1.59%
Portfolio turnover rate(g)	209%		56%	132%	110%	42%		98%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

156	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Income & Growth – Investor Class

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.25		$10.53	$10.46	$10.86	$10.83		$10.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.22		0.16	0.18	0.18	0.07		0.13
Net realized and unrealized gain/(loss)	(0.41)		0.71	0.07	(0.14)	0.04		0.53
Total from investment operations	(0.19)		0.87	0.25	0.04	0.11		0.66

DISTRIBUTIONS:
From net investment income	(0.21)		(0.15)	(0.16)	(0.15)	(0.08)		(0.12)
From net realized gains	(0.18)		—	(0.02)	(0.29)	—		(0.19)
Total distributions	(0.39)		(0.15)	(0.18)	(0.44)	(0.08)		(0.31)

Net increase/(decrease) in net asset value	(0.58)		0.72	0.07	(0.40)	0.03		0.35
Net asset value, end of year	$10.67		$11.25	$10.53	$10.46	$10.86		$10.83
TOTAL RETURN(e)	(1.79)%		8.33%	2.47%	0.40%	0.98%		6.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$170		$1,133	$1,037	$1,038	$1,089		$1,101
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.36%		1.98%	1.84%	2.06%	2.39	%(f)	2.94%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.78	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.98%		1.44%	1.68%	1.74%	1.22	%(f)	1.27%
Portfolio turnover rate(h)	219%		63%	137%	186%	34%		125%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	157

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Income & Growth – Class A

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.12

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11
Net realized and unrealized loss	(0.45)
Total from investment operations	(0.34)

DISTRIBUTIONS:
From net investment income	(0.12)
Total distributions	(0.12)

Net (decrease) in net asset value	(0.46)
Net asset value, end of year	$10.66
TOTAL RETURN(b)	(3.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.64	%(c)
Portfolio turnover rate(d)	219%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

158	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Income & Growth – Class C

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.12		$10.44	$10.37	$10.81	$10.77		$10.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.14		0.08	0.10	0.09	0.03		0.06
Net realized and unrealized gain/(loss)	(0.41)		0.69	0.08	(0.13)	0.04		0.51
Total from investment operations	(0.27)		0.77	0.18	(0.04)	0.07		0.57

DISTRIBUTIONS:
From net investment income	(0.14)		(0.09)	(0.09)	(0.11)	(0.03)		(0.12)
From net realized gains	(0.18)		—	(0.02)	(0.29)	—		(0.19)
Total distributions	(0.32)		(0.09)	(0.11)	(0.40)	(0.03)		(0.31)

Net increase/(decrease) in net asset value	(0.59)		0.68	0.07	(0.44)	0.04		0.26
Net asset value, end of year	$10.53		$11.12	$10.44	$10.37	$10.81		$10.77
TOTAL RETURN(d)	(2.48)%		7.42%	1.74%	(0.39)%	0.68%		5.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,689		$7,234	$11,550	$8,610	$5,021		$4,106
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.95%		2.68%	2.60%	2.81%	3.14	%(e)	3.73%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.48	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	1.27%		0.77%	0.92%	0.88%	0.47	%(e)	0.53%
Portfolio turnover rate(g)	219%		63%	137%	186%	34%		125%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	159

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

RiverFront Asset Allocation Income & Growth – Class I

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.08		$10.36	$10.30	$10.70	$10.66		$10.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.25		0.18	0.19	0.19	0.07		0.15
Net realized and unrealized gain/(loss)	(0.41)		0.70	0.08	(0.13)	0.06		0.51
Total from investment operations	(0.16)		0.88	0.27	0.06	0.13		0.66

DISTRIBUTIONS:
From net investment income	(0.24)		(0.16)	(0.19)	(0.17)	(0.09)		(0.10)
From net realized gains	(0.18)		—	(0.02)	(0.29)	—		(0.19)
Total distributions	(0.42)		(0.16)	(0.21)	(0.46)	(0.09)		(0.29)

Net increase/(decrease) in net asset value	(0.58)		0.72	0.06	(0.40)	0.04		0.37
Net asset value, end of year	$10.50		$11.08	$10.36	$10.30	$10.70		$10.66
TOTAL RETURN(d)	(1.50)%		8.60%	2.66%	0.60%	1.19%		6.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,850		$2,783	$2,264	$2,171	$2,830		$1,381
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.88%		1.71%	1.60%	1.80%	2.12	%(e)	2.66%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.45	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	2.27%		1.68%	1.90%	1.84%	1.34	%(e)	1.49%
Portfolio turnover rate(g)	219%		63%	137%	186%	34%		125%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

160	Prospectus | February 28, 2019, as supplemented June 25, 2019

CONSOLIDATED Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Kotak India Growth Fund – Investor Class

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period(c)	$14.53	$12.32	$12.57	$13.20	$9.99		$9.47

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.13)	(0.10)	(0.09)	(0.14)	0.01		(0.02)
Net realized and unrealized gain/(loss)	(2.26)	2.45	1.45	0.06	3.20		0.54
Total from investment operations	(2.39)	2.35	1.36	(0.08)	3.21		0.52

DISTRIBUTIONS:
From net investment income	—	—	—	(0.17)	—		—
From net realized gains	(0.41)	(0.14)	(1.61)	(0.38)	—		—
Total distributions	(0.41)	(0.14)	(1.61)	(0.55)	—		—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)	0.00 (e)
Net increase/(decrease) in net asset value	(2.80)	2.21	(0.25)	(0.63)	3.21		0.52
Net asset value, end of year	$11.73	$14.53	$12.32	$12.57	$13.20		$9.99
TOTAL RETURN(f)	(16.91)%	19.45%	13.31%	(0.65)%	32.13%		5.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,821	$9,538	$5,772	$5,906	$5,536		$5,211
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.80%	2.95%	3.83%	3.51%	4.92	%(g)	6.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.93%	1.90%	1.90%	1.96%	1.90	%(g)	1.88%
Ratio of net investment income/(loss) to average net assets	(0.91)%	(0.74)%	(0.86)%	(1.03)%	0.19	%(g)	(0.27)%
Portfolio turnover rate(h)	24%	30%	23%	58%	28%		65%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 or ($0.005) per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	161

CONSOLIDATED Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Kotak India Growth Fund – Class A

	For the Period June 12, 2018 (Commencement) to October 31, 2018
Net asset value, beginning of period	$13.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)
Net realized and unrealized loss	(2.14)
Total from investment operations	(2.18)

Net (decrease) in net asset value	(2.18)
Net asset value, end of year	$11.72
TOTAL RETURN(b)	(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.16	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00	%(c)
Ratio of net investment loss to average net assets	(0.79	)%(c)
Portfolio turnover rate(d)	24%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

162	Prospectus | February 28, 2019, as supplemented June 25, 2019

CONSOLIDATED Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Kotak India Growth Fund – Class C

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$13.87	$11.85	$12.23	$12.88	$9.77		$9.34

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.21)	(0.18)	(0.16)	(0.21)	(0.03)		(0.09)
Net realized and unrealized gain/(loss)	(2.15)	2.34	1.39	0.05	3.14		0.52
Total from investment operations	(2.36)	2.16	1.23	(0.16)	3.11		0.43

DISTRIBUTIONS:
From net investment income	—	–	—	(0.11)	—		—
From net realized gains	(0.41)	(0.14)	(1.61)	(0.38)	—		—
Total distributions	(0.41)	(0.14)	(1.61)	(0.49)	—		—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—	—	0.00 (d)	—	0.00	(d)	—
Net increase/(decrease) in net asset value	(2.77)	2.02	(0.38)	(0.65)	3.11		0.43
Net asset value, end of year	$11.10	$13.87	$11.85	$12.23	$12.88		$9.77
TOTAL RETURN(e)	(17.52)%	18.60%	12.51%	(1.34)%	31.83%		4.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,024	$2,140	$1,925	$1,965	$1,497		$875
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.51%	3.69%	4.54%	4.11%	5.57	%(f)	7.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%	2.60%	2.60%	2.60%	2.60	%(f)	2.60%
Ratio of net investment loss to average net assets	(1.57)%	(1.48)%	(1.56)%	(1.67)%	(0.50	)%(f)	(1.00)%
Portfolio turnover rate(g)	24%	30%	23%	58%	28%		65%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	163

CONSOLIDATED Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Kotak India Growth Fund – Class I

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$14.87	$12.58	$12.76	$13.29	$10.04		$9.55

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.08)	(0.06)	(0.06)	(0.09)	0.03		0.00	(d)
Net realized and unrealized gain/(loss)	(2.33)	2.48	1.49	0.06	3.22		0.54
Total from investment operations	(2.41)	2.42	1.43	(0.03)	3.25		0.54

DISTRIBUTIONS:
From net investment income	—	—	—	(0.13)	—		(0.05)
From net realized gains	(0.41)	(0.14)	(1.61)	(0.38)	—		—
Total distributions	(0.41)	(0.14)	(1.61)	(0.51)	—		(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (d)	0.01	0.00 (d)	0.01	0.00	(d)	—
Net increase/(decrease) in net asset value	(2.82)	2.29	(0.18)	(0.53)	3.25		0.49
Net asset value, end of year	$12.05	$14.87	$12.58	$12.76	$13.29		$10.04
TOTAL RETURN(e)	(16.66)%	19.68%	13.70%	(0.23)%	32.37%		5.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,746	$19,891	$9,772	$8,567	$8,955		$1,945
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.48%	2.65%	3.54%	3.10%	4.49	%(f)	6.28%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.60%	1.60%	1.60%	1.60	%(f)	1.60%
Ratio of net investment income/(loss) to average net assets	(0.57)%	(0.45)%	(0.56)%	(0.67)%	0.50	%(f)	0.00	%(g)
Portfolio turnover rate(h)	24%	30%	23%	58%	28%		65%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Less than 0.005% or (0.005)%
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

164	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Smith Total Return Bond Fund – Investor Class

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized gain	0.03
Total from investment operations	0.10

DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net increase in net asset value	0.05
Net asset value, end of year	$10.05
TOTAL RETURN(b)	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.97	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.07	%(c)
Ratio of net investment income to average net assets	2.20	%(c)
Portfolio turnover rate(d)	345%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	165

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Smith Total Return Bond Fund – Class A

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized gain	0.03
Total from investment operations	0.10

DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net increase in net asset value	0.05
Net asset value, end of year	$10.05
TOTAL RETURN(b)	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.96	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.07	%(c)
Ratio of net investment income to average net assets	2.10	%(c)
Portfolio turnover rate(d)	345%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

166	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Smith Total Return Bond Fund – Class C

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain	0.03
Total from investment operations	0.08

DISTRIBUTIONS:
From net investment income	(0.04)
Total distributions	(0.04)

Net increase in net asset value	0.04
Net asset value, end of year	$10.04
TOTAL RETURN(b)	0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.67	%(c)
Ratio of net investment income to average net assets	1.49	%(c)
Portfolio turnover rate(d)	345%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	167

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Smith Total Return Bond Fund – Class I

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09
Net realized and unrealized gain	0.02
Total from investment operations	0.11

DISTRIBUTIONS:
From net investment income	(0.07)
Total distributions	(0.07)

Net increase in net asset value	0.04
Net asset value, end of year	$10.04
TOTAL RETURN(b)	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.18	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.67	%(c)
Ratio of net investment income to average net assets	2.64	%(c)
Portfolio turnover rate(d)	345%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

168	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Smith Short Duration Bond Fund – Investor Class

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized loss	(0.04)
Total from investment operations	0.03

DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net (decrease) in net asset value	(0.02)
Net asset value, end of year	$9.98
TOTAL RETURN(b)	0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.89	%(c)
Ratio of net investment income to average net assets	1.93	%(c)
Portfolio turnover rate(d)	266%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	169

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Smith Short Duration Bond Fund – Class A

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized loss	(0.03)
Total from investment operations	0.03

DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net (decrease) in net asset value	(0.02)
Net asset value, end of year	$9.98
TOTAL RETURN(b)	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.28	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.89	%(c)
Ratio of net investment income to average net assets	1.86	%(c)
Portfolio turnover rate(d)	266%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

170	Prospectus | February 28, 2019, as supplemented June 25, 2019

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Smith Short Duration Bond Fund – Class C

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized loss	(0.04)
Total from investment operations	0.01

DISTRIBUTIONS:
From net investment income	(0.03)
Total distributions	(0.03)

Net (decrease) in net asset value	(0.02)
Net asset value, end of year	$9.98
TOTAL RETURN(b)	0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.54	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.48	%(c)
Ratio of net investment income to average net assets	1.35	%(c)
Portfolio turnover rate(d)	266%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	171

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS | Smith Short Duration Bond Fund – Class I

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08
Net realized and unrealized loss	(0.03)
Total from investment operations	0.05

DISTRIBUTIONS:
From net investment income	(0.06)
Total distributions	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)
Net (decrease) in net asset value	(0.01)
Net asset value, end of year	$9.99
TOTAL RETURN(c)	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49	%(d)
Ratio of net investment income to average net assets	2.36	%(d)
Portfolio turnover rate(e)	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

172	Prospectus | February 28, 2019, as supplemented June 25, 2019

Appendix A – Intermediary Sales Charge Waivers and Discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

Effective May 21, 2018, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following categories of load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

www.alpsfunds.com	A-1

The following information is provided by Morgan Stanley Smith Barney, LLC (“Morgan Stanley”):

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
●	Shares purchased through a Morgan Stanley self-directed brokerage account
●

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & each entity’s affiliates (“Raymond James”):

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.
●

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

A-2	Prospectus | February 28, 2019, as supplemented June 25, 2019

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.
●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●	Return of excess contributions from an IRA Account.
●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.
●

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor ab out such assets.

Please retain this supplement for future reference.

www.alpsfunds.com	A-3

Intentionally Left Blank

Intentionally Left Blank

866.759.5679 | alpsfunds.com

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about each Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Each Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about a Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at P.O. on a Fund’s website at www.alpsfunds.com.

You can get copies of a Fund’s shareholder reports, prospectus and statement of additional information after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither any Fund nor the Distributor is offering to sell shares of a Fund to any person to whom that Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)